UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

This report on Form N-CSR relates solely to the Registrant's Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Contents Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Fidelity® Diversified International Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity International Capital Appreciation Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity Overseas Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity Worldwide Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Diversified International	1.00%
Actual		$ 1,000.00	$ 962.40	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class K	.88%
Actual		$ 1,000.00	$ 963.10	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity® Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International Fund	3.29%	6.35%	4.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Fidelity Diversified International Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Bower: For the year, the fund's share classes substantially outpaced the 0.08% result of the MSCI EAFE Index. Both stock selection and sector allocation helped the fund's outperformance. Stock picks in the financials sector proved particularly beneficial, as did an underweighting in energy and an overweighting in technology. Positioning in the telecommunication services and industrials sectors were the only overall sector negatives. Geographically, picks in Europe and the U.K. helped most, along with positioning in Asia-Pacific ex Japan. An underweighting in Japan and unfavorable stock selection in out-of-index emerging markets detracted most. Relative results also were hurt by a fair-value pricing adjustment of 0.67 percentage points. Among individual stocks, an overweighting in multinational cable and telecom provider Altice was net positive overall. After a strong run-up during the period, Altice changed its corporate structure and split its stock into two newly formed share classes, both of which declined in value. Avoiding energy giant Royal Dutch Shell helped meaningfully, as did overweighting ORIX and non-index Alimentation Couche-Tard; gaming stocks Sands China and Melco Crown Entertainment detracted. We reduced or eliminated all holdings mentioned.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.1	94.7
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.8	5.2
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.8
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
Sanofi SA (France, Pharmaceuticals)	1.5	1.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5	1.3
AIA Group Ltd. (Hong Kong, Insurance)	1.5	1.5
Lloyds Banking Group PLC (United Kingdom, Banks)	1.4	1.3
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.4	1.3
Fresenius SE & Co. KGaA (Germany, Health Care Providers & Services)	1.3	0.9
	15.4
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	21.5
Health Care	17.5	16.0
Consumer Discretionary	16.5	17.4
Consumer Staples	12.3	10.9
Information Technology	11.9	12.4
Industrials	6.2	6.8
Materials	3.7	3.9
Telecommunication Services	2.7	3.1
Energy	2.6	2.5

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
Australia - 0.9%
Ansell Ltd.	3,024,615	$ 43,040,209
Australia & New Zealand Banking Group Ltd.	7,559,079	146,194,904
CSL Ltd.	287,094	19,083,226
TOTAL AUSTRALIA		208,318,339
Austria - 0.1%
Andritz AG	609,000	30,671,658
Bailiwick of Jersey - 2.2%
Shire PLC	3,131,500	237,151,243
Wolseley PLC	2,800,938	164,446,792
WPP PLC	5,374,909	120,488,435
TOTAL BAILIWICK OF JERSEY		522,086,470
Belgium - 2.5%
Anheuser-Busch InBev SA NV	3,196,530	381,424,672
Fagron NV (e)	604,100	14,843,751
KBC Groep NV	3,157,026	192,327,949
TOTAL BELGIUM		588,596,372
Canada - 3.2%
Agrium, Inc.	537,000	49,958,741
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	5,108,581	219,759,622
CGI Group, Inc. Class A (sub. vtg.) (a)	3,764,400	139,826,329
Constellation Software, Inc.	69,438	30,003,418
Entertainment One Ltd.	3,565,177	12,074,881
Fairfax India Holdings Corp. (a)(f)	6,119,300	64,252,650
Imperial Oil Ltd.	1,275,400	42,438,555
Keyera Corp. (e)	1,204,000	37,153,105
PrairieSky Royalty Ltd. (e)	460,600	9,063,351
Suncor Energy, Inc.	3,193,100	95,016,458
Tourmaline Oil Corp. (a)	2,050,200	42,662,850
TOTAL CANADA		742,209,960
Cayman Islands - 1.6%
58.com, Inc. ADR (a)	72,500	3,805,525
Alibaba Group Holding Ltd. sponsored ADR (a)	1,728,100	144,866,623
Baidu.com, Inc. sponsored ADR (a)	413,100	77,443,857
China Modern Dairy Holdings Ltd. (e)	70,553,000	21,222,341
PW Medtech Group Ltd. (a)(e)	61,185,000	12,789,655
Regina Miracle International Holdings Ltd.	22,886,171	20,751,219
Sands China Ltd.	12,719,200	45,801,268
Vipshop Holdings Ltd. ADR (a)	1,776,500	36,453,780
TOTAL CAYMAN ISLANDS		363,134,268
China - 0.8%
Inner Mongoli Yili Industries Co. Ltd.	11,394,400	28,661,269
Kweichow Moutai Co. Ltd.	2,230,910	75,323,968

	Shares	Value
Qingdao Haier Co. Ltd.	45,397,678	$ 69,111,474
Weifu High-Technology Co. Ltd. (B Shares)	2,589,429	6,601,960
TOTAL CHINA		179,698,671
Curacao - 0.4%
Schlumberger Ltd.	1,083,125	84,657,050
Denmark - 2.5%
Genmab A/S (a)	1,327,076	130,900,624
Novo Nordisk A/S Series B	8,487,595	450,721,029
TOTAL DENMARK		581,621,653
Finland - 0.3%
Sampo Oyj (A Shares)	1,361,700	66,604,058
France - 4.1%
Accor SA	1,006,682	50,080,583
Air Liquide SA	738,870	95,793,561
AXA SA	5,697,200	152,047,520
BNP Paribas SA	618,976	37,613,103
Capgemini SA	561,684	50,048,650
Danone SA	1,045,534	72,664,648
Publicis Groupe SA	1,263,216	82,039,978
Sanofi SA	3,463,972	349,431,159
VINCI SA	526,800	35,557,165
Zodiac Aerospace	651,900	16,487,822
TOTAL FRANCE		941,764,189
Germany - 7.1%
adidas AG	978,500	87,691,684
Bayer AG	2,622,562	349,961,301
Brenntag AG	884,700	53,458,676
Continental AG	534,600	128,567,801
Deutsche Boerse AG	596,200	54,907,449
Deutsche Post AG	1,567,903	46,576,694
Fresenius SE & Co. KGaA	4,085,300	300,197,623
KION Group AG	1,308,200	58,995,433
Linde AG	115,329	20,006,097
OSRAM Licht AG	2,540,151	149,468,254
ProSiebenSat.1 Media AG	2,928,790	158,423,474
SAP AG	1,848,736	145,745,275
Symrise AG	1,277,200	84,127,931
TOTAL GERMANY		1,638,127,692
Hong Kong - 1.9%
AIA Group Ltd.	57,607,000	337,768,924
China Resources Beer Holdings Co. Ltd.	15,656,000	29,561,193
Hang Seng Bank Ltd.	1,625,600	29,823,000
Techtronic Industries Co. Ltd.	10,755,000	39,316,811
TOTAL HONG KONG		436,469,928
India - 3.1%
Apollo Hospitals Enterprise Ltd. (a)	1,846,897	37,027,634
Axis Bank Ltd. (a)	7,605,606	55,083,506
Common Stocks - continued
	Shares	Value
India - continued
Bharti Infratel Ltd. (a)	14,300,000	$ 84,932,273
HCL Technologies Ltd.	2,906,934	38,691,973
HDFC Bank Ltd. (a)	10,285,876	206,300,447
Housing Development Finance Corp. Ltd.	8,291,778	158,829,754
ITC Ltd.	15,650,924	79,928,304
Just Dial Ltd. (a)	2,312,261	28,285,400
LIC Housing Finance Ltd. (a)	3,164,765	23,107,548
TOTAL INDIA		712,186,839
Indonesia - 0.4%
PT Bank Central Asia Tbk	53,768,600	50,511,688
PT Bank Rakyat Indonesia Tbk	71,464,200	54,695,560
TOTAL INDONESIA		105,207,248
Ireland - 3.3%
Allergan PLC (a)	747,200	230,488,784
DCC PLC (United Kingdom)	835,189	67,015,799
Greencore Group PLC	11,534,700	53,701,318
Horizon Pharma PLC (a)	2,241,000	35,228,520
Kerry Group PLC Class A	1,118,900	90,987,960
Medtronic PLC	1,406,500	103,968,480
Ryanair Holdings PLC sponsored ADR	2,245,132	175,546,871
TOTAL IRELAND		756,937,732
Isle of Man - 0.5%
Optimal Payments PLC (a)	11,863,133	55,596,146
Playtech Ltd.	4,732,553	62,451,224
TOTAL ISLE OF MAN		118,047,370
Israel - 1.6%
Check Point Software Technologies Ltd. (a)	1,476,100	125,379,934
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,082,400	241,637,256
TOTAL ISRAEL		367,017,190
Italy - 1.1%
Intesa Sanpaolo SpA	43,049,100	149,969,770
Mediaset SpA	9,817,000	49,874,120
World Duty Free SpA (a)	5,022,605	56,667,084
TOTAL ITALY		256,510,974
Japan - 14.6%
Astellas Pharma, Inc.	16,219,600	235,419,056
Dentsu, Inc.	1,884,200	105,926,215
Don Quijote Holdings Co. Ltd.	2,050,100	75,308,719
Fast Retailing Co. Ltd.	252,400	92,197,281
Glory Ltd.	1,193,200	30,187,154
Hoya Corp.	8,201,700	338,457,726
Japan Exchange Group, Inc.	7,812,800	125,715,483
Japan Tobacco, Inc.	5,550,900	192,126,578
KDDI Corp.	7,572,800	183,249,148
Keyence Corp.	464,310	241,723,732
Minebea Ltd.	1,504,000	16,564,762

	Shares	Value
Misumi Group, Inc.	1,258,200	$ 16,384,409
Mitsubishi UFJ Financial Group, Inc.	48,663,700	314,734,160
NGK Spark Plug Co. Ltd.	1,693,900	41,339,685
Nitori Holdings Co. Ltd.	902,700	70,391,580
Olympus Corp.	1,554,500	52,435,352
OMRON Corp.	362,400	12,000,101
ORIX Corp.	29,134,700	425,476,776
Rakuten, Inc.	14,948,100	207,078,877
Seven & i Holdings Co. Ltd.	1,572,800	71,444,151
SHIMANO, Inc.	647,700	102,057,174
Shinsei Bank Ltd.	27,126,000	56,877,072
SoftBank Corp.	2,709,200	151,790,821
Sundrug Co. Ltd.	1,700	89,555
Suzuki Motor Corp.	2,021,900	66,204,002
TDK Corp.	631,800	40,243,407
Tsuruha Holdings, Inc.	1,486,000	117,726,942
Welcia Holdings Co. Ltd.	212,400	10,468,184
TOTAL JAPAN		3,393,618,102
Korea (South) - 0.2%
Orion Corp.	70,722	59,463,044
Luxembourg - 0.3%
Eurofins Scientific SA	176,300	63,831,136
Netherlands - 3.8%
AEGON NV	7,693,300	47,209,662
AerCap Holdings NV (a)	1,133,100	47,023,650
Altice NV:
Class A (a)	6,529,288	113,083,922
Class B (a)	2,730,095	48,484,706
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (g)	1,832,000	5,000,631
IMCD Group BV	1,643,947	61,500,210
ING Groep NV (Certificaten Van Aandelen)	10,680,600	155,444,039
NXP Semiconductors NV (a)	249,000	19,509,150
RELX NV	7,826,258	133,825,548
Unilever NV (Certificaten Van Aandelen) (Bearer) (e)	5,838,957	264,023,668
TOTAL NETHERLANDS		895,105,186
Philippines - 0.3%
Alliance Global Group, Inc.	154,565,556	60,052,785
Singapore - 0.4%
Avago Technologies Ltd.	194,000	23,887,220
United Overseas Bank Ltd.	5,209,800	75,650,400
TOTAL SINGAPORE		99,537,620
South Africa - 1.0%
Naspers Ltd. Class N	1,547,099	226,603,777
Spain - 2.0%
Amadeus IT Holding SA Class A	3,270,600	139,400,932
Common Stocks - continued
	Shares	Value
Spain - continued
Hispania Activos Inmobiliarios SA (a)	2,523,300	$ 38,014,032
Inditex SA (e)	7,863,133	294,895,505
TOTAL SPAIN		472,310,469
Sweden - 2.5%
ASSA ABLOY AB (B Shares)	3,384,800	67,334,101
Coor Service Management Holding AB (a)(f)	5,391,800	22,025,249
HEXPOL AB (B Shares)	1,892,500	18,429,810
Nordea Bank AB	13,113,000	145,042,576
Sandvik AB	3,161,800	29,569,420
Svenska Cellulosa AB (SCA) (B Shares)	7,015,100	206,622,619
Svenska Handelsbanken AB (A Shares)	6,870,100	93,306,127
TOTAL SWEDEN		582,329,902
Switzerland - 4.8%
Actelion Ltd.	687,618	95,582,693
Compagnie Financiere Richemont SA Series A	1,099,041	94,240,094
Credit Suisse Group AG (i)(k)	3,341,579	76,909,224
GAM Holding Ltd.	1,014,729	18,581,208
Roche Holding AG (participation certificate)	930,155	252,536,024
Sika AG (Bearer)	28,055	92,073,873
Syngenta AG (Switzerland)	766,094	257,384,930
UBS Group AG	11,242,037	224,965,847
TOTAL SWITZERLAND		1,112,273,893
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (e)	10,684,600	234,633,816
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	9,800,300	47,406,813
United Kingdom - 18.7%
AA PLC	6,014,148	25,672,536
Al Noor Hospitals Group PLC	3,200,000	58,013,491
Associated British Foods PLC	2,136,700	113,805,514
B&M European Value Retail S.A.	23,937,085	123,029,302
Barclays PLC	27,828,577	99,147,147
BG Group PLC	12,093,502	191,059,636
British American Tobacco PLC sponsored ADR	1,225,500	144,731,550
British Land Co. PLC	2,014,373	27,032,136
BT Group PLC	24,938,200	178,096,609
Bunzl PLC	1,791,870	51,352,027
Capita Group PLC	3,237,400	63,632,392
Compass Group PLC	6,370,076	109,507,373
Essentra PLC (f)	13,598,912	176,517,577
Exova Group Ltd. PLC	6,184,917	14,182,819
Hikma Pharmaceuticals PLC	2,532,416	84,481,965
Howden Joinery Group PLC	1,009,100	7,211,894
HSBC Holdings PLC sponsored ADR	1,866,057	72,906,847

	Shares	Value
IMI PLC	2,224,835	$ 32,686,048
Imperial Tobacco Group PLC	2,488,509	134,231,629
Indivior PLC	10,590,500	33,566,903
ITV PLC	42,625,000	165,853,807
Johnson Matthey PLC	1,374,982	54,793,528
JUST EAT Ltd. (a)	2,063,000	13,548,167
Liberty Global PLC:
Class A (a)	1,721,700	76,650,084
Class C (a)	735,800	31,374,512
LiLAC Class A (a)	71,805	2,773,109
LiLAC Class C (a)	29,175	1,127,906
Lloyds Banking Group PLC	294,032,700	333,730,707
London Stock Exchange Group PLC	2,344,300	91,975,610
Meggitt PLC	5,312,395	28,958,384
Melrose PLC	7,411,600	30,415,273
Micro Focus International PLC	3,545,400	68,647,793
Next PLC	1,988,700	245,262,393
Poundland Group PLC (f)	14,317,039	60,695,655
Prudential PLC	12,687,353	296,332,102
Reckitt Benckiser Group PLC	2,328,687	227,257,771
Rolls-Royce Group PLC	7,356,000	77,786,144
Royal Bank of Scotland Group PLC (a)	8,068,500	39,427,912
SABMiller PLC	2,190,400	134,899,989
Schroders PLC	1,549,100	71,236,801
Sophos Group PLC (a)	8,983,317	35,604,960
Spectris PLC	1,779,700	45,735,571
Sports Direct International PLC (a)	5,553,400	59,671,016
St. James's Place Capital PLC	13,187,100	196,075,456
The Restaurant Group PLC	1,610,000	17,795,768
Virgin Money Holdings Uk PLC	11,866,782	70,943,477
Whitbread PLC	1,629,338	124,735,365
TOTAL UNITED KINGDOM		4,344,174,655
United States of America - 7.2%
Alliance Data Systems Corp. (a)	250,400	74,446,424
Alphabet, Inc.:
Class A (a)	127,005	93,652,217
Class C	243,403	173,013,286
Amgen, Inc.	540,300	85,464,654
Baxalta, Inc.	1,852,100	63,823,366
Celgene Corp. (a)	552,500	67,797,275
Celldex Therapeutics, Inc. (a)	283,613	3,420,373
Cognizant Technology Solutions Corp. Class A (a)	512,400	34,899,564
Fidelity National Information Services, Inc.	1,229,200	89,633,264
HP, Inc.	2,098,400	56,572,864
Las Vegas Sands Corp.	2,052,400	101,614,324
MasterCard, Inc. Class A	1,564,800	154,899,552
McGraw Hill Financial, Inc.	2,124,000	196,767,360
Noble Energy, Inc.	1,076,456	38,580,183
Oceaneering International, Inc.	1,121,100	47,108,622
Common Stocks - continued
	Shares	Value
United States of America - continued
QUALCOMM, Inc.	1,380,000	$ 81,999,600
The Blackstone Group LP	2,148,749	71,037,642
Visa, Inc. Class A	2,122,600	164,671,308
Western Digital Corp.	928,700	62,055,734
TOTAL UNITED STATES OF AMERICA		1,661,457,612
TOTAL COMMON STOCKS (Cost $17,320,452,613)		21,952,666,471
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(k)	770,400	382,350
Series D (a)(k)	250,743	124,444
TOTAL UNITED STATES OF AMERICA		506,794
Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.1%
Itau Unibanco Holding SA	3,525,000	24,194,358
Germany - 0.9%
Henkel AG & Co. KGaA	1,857,300	201,582,900
United Kingdom - 0.0%
Rolls-Royce Group PLC	681,901,200	1,051,219
TOTAL NONCONVERTIBLE PREFERRED STOCKS		226,828,477
TOTAL PREFERRED STOCKS (Cost $209,717,297)		227,335,271
Government Obligations - 0.0%
		Principal Amount (d)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (j) (Cost $1,189,947)		$ 1,190,000	1,189,969
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $30,791,903)	EUR	20,050,000	23,836,319
Money Market Funds - 7.1%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	1,099,821,496	$ 1,099,821,496
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	542,121,720	542,121,720
TOTAL MONEY MARKET FUNDS (Cost $1,641,943,216)		1,641,943,216
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $19,204,094,976)		23,846,971,246
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(643,448,459)
NET ASSETS - 100%		$ 23,203,522,787
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,256 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	$ 118,786,200	$ 5,685,967
The face value of futures purchased as a percentage of net assets is 0.5%
Currency Abbreviations
EUR	-	European Monetary Unit
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,836,950 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,189,969.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $77,416,017 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 79,233,855
NJOY, Inc. Series C	6/7/13	$ 6,227,143
NJOY, Inc. Series D	2/14/14	$ 4,244,101
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,723,710
Fidelity Securities Lending Cash Central Fund	6,432,430
Total	$ 8,156,140
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Coor Service Management Holding AB	$ -	$ 26,080,775	$ 1,058,161	$ -	$ 22,025,249
Essentra PLC	116,251,659	53,172,556	17,772,644	3,553,157	176,517,577
Fairfax India Holdings Corp.	-	61,051,750	3,463,820	-	64,252,650
Poundland Group PLC	23,134,695	52,686,198	3,396,230	716,668	60,695,655
Total	$ 139,386,354	$ 192,991,279	$ 25,690,855	$ 4,269,825	$ 323,491,131

* Includes the value of securities delivered through in-kind transactions, if applicable.

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,763,390,939	$ 2,408,870,294	$ 1,284,902,377	$ 69,618,268
Consumer Staples	2,931,709,389	1,417,187,194	1,514,522,195	-
Energy	587,739,810	396,680,174	191,059,636	-
Financials	5,221,179,435	1,969,892,368	3,251,287,067	-
Health Care	3,991,300,508	1,663,010,572	2,328,289,936	-
Industrials	1,474,603,746	995,270,905	479,332,841	-
Information Technology	2,762,923,016	2,256,233,128	506,689,888	-
Materials	849,086,048	591,701,118	257,384,930	-
Telecommunication Services	598,068,851	-	598,068,851	-
Government Obligations	1,189,969	-	1,189,969	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Preferred Securities	$ 23,836,319	$ -	$ 23,836,319	$ -
Money Market Funds	1,641,943,216	1,641,943,216	-	-
Total Investments in Securities:	$ 23,846,971,246	$ 13,340,788,969	$ 10,436,564,009	$ 69,618,268
Derivative Instruments:
Assets
Futures Contracts	$ 5,685,967	$ 5,685,967	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,352,315,213
Level 2 to Level 1	$ 361,077,793
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,685,967	$ -
Total Value of Derivatives	$ 5,685,967	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $517,082,433) - See accompanying schedule: Unaffiliated issuers (cost $17,262,170,709)	$ 21,881,536,899
Fidelity Central Funds (cost $1,641,943,216)	1,641,943,216
Other affiliated issuers (cost $299,981,051)	323,491,131
Total Investments (cost $19,204,094,976)		$ 23,846,971,246
Segregated cash with brokers for derivative instruments		5,777,608
Foreign currency held at value (cost $1,034,553)		1,034,553
Receivable for investments sold		133,665,255
Receivable for fund shares sold		23,218,486
Dividends receivable		63,548,553
Distributions receivable from Fidelity Central Funds		436,219
Prepaid expenses		67,058
Other receivables		2,131,755
Total assets		24,076,850,733
Liabilities
Payable for investments purchased
Regular delivery	$ 42,014,904
Delayed delivery	79,233,855
Payable for fund shares redeemed	188,550,552
Accrued management fee	16,071,876
Payable for daily variation margin for derivative instruments	659,400
Other affiliated payables	2,453,007
Other payables and accrued expenses	2,222,632
Collateral on securities loaned, at value	542,121,720
Total liabilities		873,327,946
Net Assets		$ 23,203,522,787
Net Assets consist of:
Paid in capital		$ 18,452,957,791
Undistributed net investment income		210,045,135
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(108,242,631)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,648,762,492
Net Assets		$ 23,203,522,787
Diversified International: Net Asset Value, offering price and redemption price per share ($13,059,982,510 ÷ 362,042,441 shares)		$ 36.07

Class K: Net Asset Value, offering price and redemption price per share ($10,143,540,277 ÷ 281,438,556 shares)		$ 36.04

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends (including $4,269,825 earned from other affiliated issuers)		$ 515,415,588
Interest		218,009
Income from Fidelity Central Funds		8,156,140
Income before foreign taxes withheld		523,789,737
Less foreign taxes withheld		(36,912,619)
Total income		486,877,118

Expenses
Management fee
Basic fee	$ 166,556,019
Performance adjustment	31,158,932
Transfer agent fees	29,291,955
Accounting and security lending fees	2,416,474
Custodian fees and expenses	2,585,782
Independent trustees' compensation	106,747
Depreciation in deferred trustee compensation account	(8)
Registration fees	201,368
Audit	219,242
Legal	68,154
Miscellaneous	213,227
Total expenses before reductions	232,817,892
Expense reductions	(1,591,353)	231,226,539
Net investment income (loss)		255,650,579
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	528,947,721
Other affiliated issuers	6,394,960
Foreign currency transactions	(2,097,756)
Futures contracts	(6,970,777)
Total net realized gain (loss)		526,274,148
Change in net unrealized appreciation (depreciation) on: Investment securities	52,378,652
Assets and liabilities in foreign currencies	1,661,820
Futures contracts	5,685,967
Total change in net unrealized appreciation (depreciation)		59,726,439
Net gain (loss)		586,000,587
Net increase (decrease) in net assets resulting from operations		$ 841,651,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 255,650,579	$ 447,924,506
Net realized gain (loss)	526,274,148	2,252,453,091
Change in net unrealized appreciation (depreciation)	59,726,439	(2,019,550,205)
Net increase (decrease) in net assets resulting from operations	841,651,166	680,827,392
Distributions to shareholders from net investment income	(285,525,428)	(245,684,040)
Distributions to shareholders from net realized gain	(625,108,082)	(169,078,602)
Total distributions	(910,633,510)	(414,762,642)
Share transactions - net increase (decrease)	(1,643,491,859)	(1,324,765,796)
Redemption fees	259,689	253,426
Total increase (decrease) in net assets	(1,712,214,514)	(1,058,447,620)

Net Assets
Beginning of period	24,915,737,301	25,974,184,921
End of period (including undistributed net investment income of $210,045,135 and undistributed net investment income of $275,548,675, respectively)	$ 23,203,522,787	$ 24,915,737,301

Financial Highlights - Fidelity Diversified International Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 36.22	$ 35.89	$ 29.07	$ 27.49	$ 29.49
Income from Investment Operations
Net investment income (loss) B	.36	.60E	.44	.42	.53F
Net realized and unrealized gain (loss)	.80	.28	6.90	1.65	(1.99)
Total from investment operations	1.16	.88	7.34	2.07	(1.46)
Distributions from net investment income	(.40)	(.32)	(.46)	(.49)	(.46)
Distributions from net realized gain	(.92)	(.23)	(.07)	-	(.08)
Total distributions	(1.31) K	(.55)	(.52) J	(.49)	(.54)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 36.07	$ 36.22	$ 35.89	$ 29.07	$ 27.49
Total ReturnA	3.29%	2.48%	25.66%	7.72%	(5.07)%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.00%	.93%	.94%	1.01%	.90%
Expenses net of fee waivers, if any	.99%	.93%	.94%	1.01%	.89%
Expenses net of all reductions	.99%	.92%	.92%	.99%	.87%
Net investment income (loss)	.98%	1.65%E	1.38%	1.53%	1.78%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,059,983	$ 13,781,306	$ 14,432,586	$ 13,269,769	$ 17,285,369
Portfolio turnover rateD	31%I	39%I	52%	35%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.52 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $.068 per share.

K Total distributions of $1.31 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $.917 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Diversified International Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 36.20	$ 35.87	$ 29.06	$ 27.51	$ 29.51
Income from Investment Operations
Net investment income (loss) B	.40	.65E	.49	.47	.58F
Net realized and unrealized gain (loss)	.80	.28	6.90	1.63	(1.97)
Total from investment operations	1.20	.93	7.39	2.10	(1.39)
Distributions from net investment income	(.45)	(.37)	(.51)	(.55)	(.53)
Distributions from net realized gain	(.92)	(.23)	(.07)	-	(.08)
Total distributions	(1.36) J	(.60)	(.58)	(.55)	(.61)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 36.04	$ 36.20	$ 35.87	$ 29.06	$ 27.51
Total ReturnA	3.40%	2.63%	25.86%	7.86%	(4.87)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.87%	.80%	.80%	.84%	.73%
Expenses net of fee waivers, if any	.87%	.80%	.80%	.84%	.72%
Expenses net of all reductions	.86%	.79%	.78%	.83%	.70%
Net investment income (loss)	1.10%	1.78%E	1.52%	1.70%	1.95%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,143,540	$ 11,134,431	$ 11,541,599	$ 8,885,304	$ 8,115,192
Portfolio turnover rateD	31%I	39%I	52%	35%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $1.36 per share is comprised of distributions from net investment income of $.446 and distributions from net realized gain of $.917 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,256,807,665
Gross unrealized depreciation	(803,260,628)
Net unrealized appreciation (depreciation) on securities	$ 4,453,547,037
Tax Cost	$ 19,393,424,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 217,317,781
Undistributed long-term capital gain	$ 80,839,869
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,453,716,847

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 285,525,428	$ 414,762,642
Long-term Capital Gains	625,108,082	-
Total	$ 910,633,510	$ 414,762,642

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(6,970,777) and a change in net unrealized appreciation (depreciation) of $5,685,967 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,324,295,530 and $8,456,302,994, respectively.

Redemptions In-Kind. During the period, 38,482,360 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest with a value of $1,420,531,036. The net realized gain of $459,567,220 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$ 24,170,221.17
Class K	5,121,734.05
	$ 29,291,955

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,615 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $70,145.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35,666 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,432,430, including $24,297 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,132,100 for the period. In

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $103,056 and a portion of class-level operating expenses as follows:

Amount
Diversified International	$ 356,075

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Diversified International	$ 149,948,658	$ 126,517,539
Class K	135,576,770	119,166,501
Total	$ 285,525,428	$ 245,684,040
From net realized gain
Diversified International	$ 346,354,986	$ 93,097,870
Class K	278,753,096	75,980,732
Total	$ 625,108,082	$ 169,078,602

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Diversified International
Shares sold	68,897,294	63,463,792	$ 2,502,582,724	$ 2,320,618,859
Reinvestment of distributions	13,245,636	5,837,698	468,498,147	207,822,041
Shares redeemed	(100,568,411) A	(90,929,350)	(3,650,099,531) A	(3,326,061,359)
Net increase (decrease)	(18,425,481)	(21,627,860)	$ (679,018,660)	$ (797,620,459)
Class K
Shares sold	62,832,809	73,871,959	$ 2,295,823,882	$ 2,700,737,555
Reinvestment of distributions	11,737,390	5,492,463	414,329,866	195,147,232
Shares redeemed	(100,745,655) A	(93,499,195) B	(3,674,626,947) A	(3,423,030,124) B
Net increase (decrease)	(26,175,456)	(14,134,773)	$ (964,473,199)	$ (527,145,337)

A Amount includes in-kind redemptions (see Note:5 Redemptions In-Kind).

B Amount includes in-kind redemptions.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Fidelity International Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Actual	1.14%	$ 1,000.00	$ 979.80	$ 5.69
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity International Capital Appreciation Fund	3.96%	8.23%	5.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Capital Appreciation Fund on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Fidelity International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Sammy Simnegar: For the year, the fund recorded a modest single-digit gain that handily outdistanced the -4.55% return of the benchmark MSCI ACWI (All Country World Index) ex USA Index. Stock selection in materials, consumer discretionary and information technology was especially beneficial to performance versus the benchmark, along with a sizable underweighting in energy. Geographically, out-of-benchmark exposure to the U.S. and stock selection in the U.K. and Germany meaningfully contributed. Sartorius, a Germany-based provider of laboratory technology and equipment for the biotechnology market, was our largest contributor. Also bolstering relative performance were OBIC, a Japan-based provider of software to small and mid-sized businesses; and Rightmove, which operates a real estate Internet portal in the United Kingdom. Conversely, a large underweighting in Japan dampened relative performance, as did our picks in Ireland, Brazil and China. Among sectors, consumer staples and telecommunication services detracted. At the stock level, the biggest detractor was our overweighting in Brazil-based Kroton Educacional, the world's largest for-profit operator of colleges. I liquidated this position. Brazilian health insurer Qualicorp - also sold - further weighed on performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Capital Appreciation Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.2	1.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.6	1.6
Bayer AG (Germany, Pharmaceuticals)	1.1	1.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.0	0.9
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.0	1.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.0	0.9
AIA Group Ltd. (Hong Kong, Insurance)	0.9	0.8
Prudential PLC (United Kingdom, Insurance)	0.8	0.7
Naspers Ltd. Class N (South Africa, Media)	0.8	0.7
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	0.8	0.6
Teva Pharmaceutical Industries Ltd. sponsored ADR (Israel, Pharmaceuticals)	0.7	0.7
	9.7
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.4	18.3
Industrials	17.5	20.8
Information Technology	17.3	15.0
Health Care	16.9	15.0
Financials	11.8	14.0
Materials	7.6	8.5
Consumer Staples	4.3	6.0
Telecommunication Services	0.0	1.3

Annual Report

Fidelity International Capital Appreciation Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 3.0%
Amcor Ltd.	707,105	$ 6,829,794
CSL Ltd.	124,214	8,256,543
Ramsay Health Care Ltd.	143,104	6,290,514
realestate.com.au Ltd.	188,022	6,390,090
Sydney Airport unit	1,395,170	6,376,077
Transurban Group unit	923,435	6,842,696
TOTAL AUSTRALIA		40,985,714
Bailiwick of Jersey - 2.3%
Delphi Automotive PLC	74,900	6,230,931
Shire PLC	133,100	10,079,780
Wolseley PLC	123,683	7,261,593
WPP PLC	364,600	8,173,177
TOTAL BAILIWICK OF JERSEY		31,745,481
Bermuda - 0.4%
Signet Jewelers Ltd.	38,540	5,817,228
Brazil - 0.9%
BB Seguridade Participacoes SA	899,800	6,206,241
Cielo SA	646,860	6,140,604
TOTAL BRAZIL		12,346,845
Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	166,700	7,171,058
Canadian National Railway Co.	161,030	9,835,933
Canadian Pacific Railway Ltd.	52,707	7,406,631
Constellation Software, Inc.	14,600	6,308,504
TOTAL CANADA		30,722,126
Cayman Islands - 2.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	82,930	6,952,022
TAL Education Group ADR (a)	159,200	6,121,240
Tencent Holdings Ltd.	741,300	13,973,045
Vipshop Holdings Ltd. ADR (a)	277,700	5,698,404
TOTAL CAYMAN ISLANDS		32,744,711
Denmark - 2.0%
Coloplast A/S Series B	84,500	6,062,456
Novo Nordisk A/S Series B sponsored ADR	269,580	14,336,264
Pandora A/S	58,100	6,703,171
TOTAL DENMARK		27,101,891
Finland - 0.5%
Sampo Oyj (A Shares)	152,400	7,454,255
France - 7.4%
Bureau Veritas SA	270,990	6,129,740
Capgemini SA	78,200	6,967,983
Christian Dior SA	33,549	6,607,385
Dassault Systemes SA	91,500	7,228,395
Essilor International SA	60,369	7,939,619

	Shares	Value
Hermes International SCA	17,670	$ 6,807,586
Ingenico SA	52,427	6,191,755
Korian	148,231	5,608,091
L'Oreal SA	51,900	9,476,778
Natixis SA	1,105,200	6,781,559
Orpea	71,600	5,747,651
Publicis Groupe SA	103,837	6,743,728
Safran SA	94,330	7,164,747
Sodexo SA	73,130	6,511,397
SRP Groupe SA (a)(c)	310,100	6,008,446
TOTAL FRANCE		101,914,860
Germany - 6.0%
Bayer AG	114,230	15,243,140
Continental AG	35,800	8,609,666
CTS Eventim AG	142,676	5,586,199
Fresenius Medical Care AG & Co. KGaA	82,800	7,452,625
Fresenius SE & Co. KGaA	112,700	8,281,466
Gerresheimer AG	71,600	5,587,819
Henkel AG & Co. KGaA	82,489	7,620,465
ProSiebenSat.1 Media AG	128,160	6,932,403
Scout24 Holding GmbH	168,500	5,651,376
Symrise AG	99,300	6,540,795
Wirecard AG	116,511	6,022,343
TOTAL GERMANY		83,528,297
Hong Kong - 1.3%
AIA Group Ltd.	2,019,200	11,839,238
Techtronic Industries Co. Ltd.	1,582,000	5,783,282
TOTAL HONG KONG		17,622,520
India - 3.6%
Adani Ports & Special Economic Zone (a)	1,364,586	6,161,226
Amara Raja Batteries Ltd. (a)	387,283	5,339,232
Asian Paints India Ltd.	437,654	5,546,415
HDFC Bank Ltd. (a)	256,364	5,141,809
Housing Development Finance Corp. Ltd.	446,229	8,547,557
Sun Pharmaceutical Industries Ltd.	484,502	6,583,951
Tata Consultancy Services Ltd.	182,564	6,955,681
Titan Co. Ltd. (a)	1,006,241	5,458,819
TOTAL INDIA		49,734,690
Ireland - 4.2%
Accenture PLC Class A	56,600	6,067,520
Allegion PLC	90,300	5,884,851
CRH PLC	290,300	7,945,749
Fleetmatics Group PLC (a)	106,470	5,926,120
Kerry Group PLC Class A	80,100	6,513,661
Kingspan Group PLC (Ireland)	263,569	6,385,035
Medtronic PLC	86,320	6,380,774
Paddy Power PLC (Ireland)	53,330	6,169,384
Ryanair Holdings PLC sponsored ADR	78,292	6,121,651
TOTAL IRELAND		57,394,745
Common Stocks - continued
	Shares	Value
Isle of Man - 0.5%
Playtech Ltd.	504,693	$ 6,659,977
Israel - 1.7%
Check Point Software Technologies Ltd. (a)	74,000	6,285,560
Frutarom Industries Ltd.	150,200	6,490,687
Teva Pharmaceutical Industries Ltd. sponsored ADR	170,930	10,117,347
TOTAL ISRAEL		22,893,594
Italy - 1.4%
Azimut Holding SpA	266,900	6,424,640
Mediolanum SpA	748,000	6,099,121
Mediolanum SpA rights	748,000	46
Recordati SpA	257,921	6,412,712
TOTAL ITALY		18,936,519
Japan - 6.5%
Astellas Pharma, Inc.	601,500	8,730,460
Dentsu, Inc.	125,000	7,027,267
Hoya Corp.	194,000	8,005,755
Kansai Paint Co. Ltd.	422,000	6,432,880
Keyence Corp.	16,920	8,808,696
Misumi Group, Inc.	520,200	6,774,097
Nitori Holdings Co. Ltd.	76,800	5,988,782
OBIC Co. Ltd.	124,100	6,549,625
Olympus Corp.	201,100	6,783,370
SHIMANO, Inc.	45,220	7,125,252
SK Kaken Co. Ltd.	57,540	5,604,111
Sundrug Co. Ltd.	112,500	5,926,442
Tsuruha Holdings, Inc.	73,800	5,846,735
TOTAL JAPAN		89,603,472
Luxembourg - 0.9%
Eurofins Scientific SA	18,200	6,589,488
Grand City Properties SA	291,119	5,813,543
TOTAL LUXEMBOURG		12,403,031
Mexico - 1.7%
Grupo Aeroportuario del Pacifico SA de CV Series B	612,300	5,514,770
Grupo Aeroportuario del Sureste SA de CV Series B	363,700	5,632,816
Grupo Aeroportuario Norte S.A.B. de CV	1,105,800	5,687,729
Megacable Holdings S.A.B. de CV unit	1,584,400	6,038,212
TOTAL MEXICO		22,873,527
Netherlands - 1.5%
IMCD Group BV	150,766	5,640,170
LyondellBasell Industries NV Class A	63,500	5,899,785
RELX NV	504,007	8,618,297
TOTAL NETHERLANDS		20,158,252

	Shares	Value
Norway - 0.4%
Schibsted ASA (A Shares)	183,290	$ 6,147,957
Philippines - 1.8%
Ayala Corp.	380,400	6,335,160
International Container Terminal Services, Inc.	3,325,210	5,862,564
SM Investments Corp.	319,493	5,964,656
SM Prime Holdings, Inc.	13,559,100	6,243,301
TOTAL PHILIPPINES		24,405,681
South Africa - 1.2%
Discovery Ltd.	576,400	6,164,260
Naspers Ltd. Class N	74,617	10,929,161
TOTAL SOUTH AFRICA		17,093,421
Spain - 1.4%
Aena SA	54,900	6,127,635
Amadeus IT Holding SA Class A	160,000	6,819,589
Grifols SA ADR	186,460	6,490,673
TOTAL SPAIN		19,437,897
Sweden - 1.1%
ASSA ABLOY AB (B Shares)	380,162	7,562,594
Hexagon AB (B Shares)	205,000	7,121,630
TOTAL SWEDEN		14,684,224
Switzerland - 3.7%
Compagnie Financiere Richemont SA Series A	111,180	9,533,415
Givaudan SA	4,000	7,162,730
Novartis AG sponsored ADR	249,560	22,567,707
Partners Group Holding AG	17,500	6,338,206
Sika AG (Bearer)	1,880	6,169,983
TOTAL SWITZERLAND		51,772,041
Taiwan - 1.5%
Largan Precision Co. Ltd.	85,000	6,637,148
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	641,900	14,096,124
TOTAL TAIWAN		20,733,272
Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	758,600	6,341,172
Turkey - 0.4%
TAV Havalimanlari Holding A/S	785,000	6,166,049
United Arab Emirates - 0.4%
DP World Ltd.	297,984	6,022,257
United Kingdom - 17.2%
Aon PLC	66,830	6,235,907
Ashtead Group PLC	438,160	6,754,675
Auto Trader Group PLC	1,024,400	6,143,147
Berkeley Group Holdings PLC	119,350	6,104,787
Bunzl PLC	242,542	6,950,852
Capita Group PLC	344,400	6,769,320
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Close Brothers Group PLC	266,469	$ 6,013,945
Compass Group PLC	474,476	8,156,672
Dignity PLC	170,612	6,393,906
Diploma PLC	619,459	6,126,056
easyJet PLC	235,500	6,353,319
EMIS Group PLC	350,200	5,792,787
Essentra PLC	475,800	6,176,013
Halma PLC	499,400	5,877,996
Hargreaves Lansdown PLC	283,700	6,315,362
Hikma Pharmaceuticals PLC	188,816	6,298,944
Howden Joinery Group PLC	929,990	6,646,506
Inchcape PLC	508,700	6,269,774
InterContinental Hotel Group PLC	175,400	7,008,888
Intertek Group PLC	150,850	6,104,447
ITV PLC	1,899,346	7,390,352
JUST EAT Ltd. (a)	907,381	5,958,967
London Stock Exchange Group PLC	180,954	7,099,499
Mondi PLC	293,400	6,802,674
Moneysupermarket.com Group PLC	1,109,700	5,717,205
Persimmon PLC	208,300	6,403,039
Prudential PLC	480,585	11,224,781
Reckitt Benckiser Group PLC	105,950	10,339,715
Rightmove PLC	105,554	6,246,899
Schroders PLC	148,300	6,819,713
St. James's Place Capital PLC	478,176	7,109,871
Standard Life PLC	1,148,172	7,450,022
Taylor Wimpey PLC	2,105,700	6,427,371
The Restaurant Group PLC	522,685	5,777,379
Whitbread PLC	103,103	7,893,138
TOTAL UNITED KINGDOM		237,153,928
United States of America - 18.4%
A.O. Smith Corp.	78,630	6,040,357
Acuity Brands, Inc.	28,200	6,164,520
Alphabet, Inc. Class C	8,160	5,800,210
Amphenol Corp. Class A	107,592	5,833,638
Apple, Inc.	50,800	6,070,600
AutoZone, Inc. (a)	7,210	5,655,596
Cerner Corp. (a)	93,030	6,166,959
Cognizant Technology Solutions Corp. Class A (a)	85,500	5,823,405
Danaher Corp.	63,330	5,909,322
Domino's Pizza, Inc.	55,830	5,955,386
Ecolab, Inc.	48,760	5,868,266
Facebook, Inc. Class A (a)	57,920	5,906,102
FactSet Research Systems, Inc.	33,100	5,796,472
Fidelity National Information Services, Inc.	78,500	5,724,220
Fiserv, Inc. (a)	62,085	5,991,823
FleetCor Technologies, Inc. (a)	42,470	6,152,204
Gartner, Inc. Class A (a)	66,700	6,047,689
Henry Schein, Inc. (a)	38,500	5,840,835
Home Depot, Inc.	45,300	5,600,892

	Shares	Value
IMS Health Holdings, Inc. (a)	236,400	$ 6,434,808
International Flavors & Fragrances, Inc.	53,800	6,244,028
L Brands, Inc.	59,100	5,672,418
MasterCard, Inc. Class A	58,030	5,744,390
McGraw Hill Financial, Inc.	64,975	6,019,284
Mettler-Toledo International, Inc. (a)	21,360	6,642,746
Middleby Corp. (a)	49,690	5,810,749
Moody's Corp.	62,100	5,971,536
MSCI, Inc. Class A	40,900	2,740,300
NIKE, Inc. Class B	43,850	5,745,666
O'Reilly Automotive, Inc. (a)	22,300	6,160,598
PPG Industries, Inc.	63,646	6,635,732
Priceline Group, Inc. (a)	4,263	6,199,425
ServiceMaster Global Holdings, Inc. (a)	174,700	6,228,055
Sherwin-Williams Co.	24,500	6,537,335
Starbucks Corp.	92,800	5,806,496
The Hain Celestial Group, Inc. (a)	117,400	5,852,390
The Walt Disney Co.	52,607	5,983,520
TJX Companies, Inc.	82,800	6,060,132
TransDigm Group, Inc. (a)	26,810	5,894,179
Union Pacific Corp.	64,040	5,721,974
Verisk Analytics, Inc. (a)	86,380	6,185,672
Visa, Inc. Class A	75,268	5,839,291
Wabtec Corp.	72,800	6,032,936
TOTAL UNITED STATES OF AMERICA		254,512,156
TOTAL COMMON STOCKS (Cost $1,204,380,102)		1,357,111,790
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
Sartorius AG (non-vtg.) (Cost $2,978,802)	26,584	6,016,171
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.18% (b) (Cost $26,543,441)	26,543,441	26,543,441
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,233,902,345)		1,389,671,402
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(10,011,466)
NET ASSETS - 100%		$ 1,379,659,936
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,008,446 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,944
Fidelity Securities Lending Cash Central Fund	156,228
Total	$ 177,172
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 317,539,328	$ 246,893,684	$ 70,645,644	$ -
Consumer Staples	58,747,244	36,634,352	22,112,892	-
Financials	162,389,156	113,057,264	49,331,892	-
Health Care	232,741,455	162,276,991	70,464,464	-
Industrials	247,032,745	175,382,091	71,650,654	-
Information Technology	241,791,056	205,504,009	36,287,047	-
Materials	102,886,977	70,528,028	32,358,949	-
Money Market Funds	26,543,441	26,543,441	-	-
Total Investments in Securities:	$ 1,389,671,402	$ 1,036,819,860	$ 352,851,542	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 35,820,482
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,207,358,904)	$ 1,363,127,961
Fidelity Central Funds (cost $26,543,441)	26,543,441
Total Investments (cost $1,233,902,345)		$ 1,389,671,402
Foreign currency held at value (cost $1,103,238)		1,103,236
Receivable for investments sold		31,312,814
Receivable for fund shares sold		2,335,660
Dividends receivable		2,154,188
Distributions receivable from Fidelity Central Funds		3,870
Prepaid expenses		3,482
Other receivables		602,773
Total assets		1,427,187,425

Liabilities
Payable to custodian bank	$ 16,150
Payable for investments purchased	45,048,323
Payable for fund shares redeemed	1,024,179
Accrued management fee	959,188
Other affiliated payables	264,458
Other payables and accrued expenses	215,191
Total liabilities		47,527,489

Net Assets		$ 1,379,659,936
Net Assets consist of:
Paid in capital		$ 1,207,878,268
Undistributed net investment income		5,445,028
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,706,403
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		155,630,237
Net Assets, for 81,232,336 shares outstanding		$ 1,379,659,936
Net Asset Value, offering price and redemption price per share ($1,379,659,936 ÷ 81,232,336 shares)		$ 16.98

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 24,127,879
Income from Fidelity Central Funds		177,172
Income before foreign taxes withheld		24,305,051
Less foreign taxes withheld		(1,529,153)
Total income		22,775,898

Expenses
Management fee
Basic fee	$ 9,103,952
Performance adjustment	1,920,710
Transfer agent fees	2,535,258
Accounting and security lending fees	594,031
Custodian fees and expenses	454,332
Independent trustees' compensation	5,479
Registration fees	69,090
Audit	89,266
Legal	3,368
Interest	1,092
Miscellaneous	9,465
Total expenses before reductions	14,786,043
Expense reductions	(322,768)	14,463,275
Net investment income (loss)		8,312,623
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $468,312)	17,851,873
Foreign currency transactions	(875,753)
Total net realized gain (loss)		16,976,120
Change in net unrealized appreciation (depreciation) on: Investment securities	29,193,921
Assets and liabilities in foreign currencies	(7,772)
Total change in net unrealized appreciation (depreciation)		29,186,149
Net gain (loss)		46,162,269
Net increase (decrease) in net assets resulting from operations		$ 54,474,892

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,312,623	$ 7,517,759
Net realized gain (loss)	16,976,120	86,370,479
Change in net unrealized appreciation (depreciation)	29,186,149	(27,496,716)
Net increase (decrease) in net assets resulting from operations	54,474,892	66,391,522
Distributions to shareholders from net investment income	(6,239,324)	(6,875,229)
Distributions to shareholders from net realized gain	(55,136,629)	-
Total distributions	(61,375,953)	(6,875,229)
Share transactions
Proceeds from sales of shares	558,668,618	277,015,834
Reinvestment of distributions	49,986,231	5,201,557
Cost of shares redeemed	(367,867,221)	(135,947,685)
Net increase (decrease) in net assets resulting from share transactions	240,787,628	146,269,706
Redemption fees	29,377	12,815
Total increase (decrease) in net assets	233,915,944	205,798,814
Net Assets
Beginning of period	1,145,743,992	939,945,178
End of period (including undistributed net investment income of $5,445,028 and undistributed net investment income of $6,223,439, respectively)	$ 1,379,659,936	$ 1,145,743,992
Other Information Shares
Sold	33,275,916	16,581,689
Issued in reinvestment of distributions	2,996,776	321,879
Redeemed	(21,588,593)	(8,102,392)
Net increase (decrease)	14,684,099	8,801,176

Financial Highlights - Fidelity International Capital Appreciation Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.22	$ 16.28	$ 13.12	$ 11.89	$ 12.63
Income from Investment Operations
Net investment income (loss) B	.11	.13	.13	.12	.13E
Net realized and unrealized gain (loss)	.56	.93	3.16	1.24	(.62)
Total from investment operations	.67	1.06	3.29	1.36	(.49)
Distributions from net investment income	(.09)	(.12)	(.13)	(.12)	(.15)
Distributions from net realized gain	(.81)	-	-	(.01)	(.10)
Total distributions	(.91) H	(.12)	(.13)	(.13)	(.25)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 16.98	$ 17.22	$ 16.28	$ 13.12	$ 11.89
Total ReturnA	3.96%	6.55%	25.24%	11.57%	(4.03)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.13%	1.14%	1.17%	1.22%	1.16%
Expenses net of fee waivers, if any	1.13%	1.14%	1.17%	1.22%	1.16%
Expenses net of all reductions	1.11%	1.14%	1.12%	1.19%	1.09%
Net investment income (loss)	.64%	.74%	.87%	1.01%	1.02%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,379,660	$ 1,145,744	$ 939,945	$ 730,515	$ 555,568
Portfolio turnover rateD	187%	178%	136%	127%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .78%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.005 per share.

H Total distributions of $.91 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.813 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 179,797,848
Gross unrealized depreciation	(28,838,221)
Net unrealized appreciation (depreciation) on securities	$ 150,959,627
Tax Cost	$ 1,238,711,775

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,458,008
Undistributed long-term capital gain	$ 15,515,833
Net unrealized appreciation (depreciation) on securities and other investments	$ 150,830,121

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 6,239,324	$ 6,875,229
Long-term Capital Gains	55,136,629	-
Total	$ 61,375,953	$ 6,875,229

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,578,795,853 and $2,390,521,839, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,995 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,433,882.36%		$ 1,092

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $49,859.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,825 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $156,228. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $292,667 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $30,101.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 20% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Capital Appreciation Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Overseas	1.03%
Actual		$ 1,000.00	$ 978.60	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class K	.91%
Actual		$ 1,000.00	$ 979.20	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas Fund	8.34%	7.89%	4.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Fidelity Overseas Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Vincent Montemaggiore: For the year, the fund's share classes considerably outpaced the 0.08% return of the MSCI EAFE Index. Versus the MSCI benchmark, we added value in nine of 10 market sectors, with stock selection in financials and information technology helping the most. Only telecommunication services modestly detracted. Geographically, stock selection in the U.K., Japan, Italy and Israel bolstered relative results. The fund's large underweighting in Netherlands-based Royal Dutch Shell was its top relative contributor, as this major index name underperformed along with other oil-related businesses. Other contributors included Luxembourg-based telecommunications company Altice and Fresenius SE, a German health care conglomerate. A downward fair-value pricing adjustment affected fund performance by 0.69 percentage points. At the stock level, the biggest detractor was Gerry Weber International, which markets a quality-focused, mid-market women's fashion brand aimed at the 45-and-over market. Negatives here included a weak underlying market in Germany, coupled with online competition and a difficult transition while phasing out of the wholesale business to focus more on the firm's retail operations. Aryzta, a Swiss manufacturer of baked goods, not held at period end, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

United Kingdom	27.6%
Japan	18.2%
Switzerland	7.8%
Germany	7.0%
United States of America*	6.7%
France	6.6%
Sweden	3.4%
Australia	2.9%
Ireland	2.8%
Other	17.0%

** Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

United Kingdom	27.2%
Japan	18.3%
Switzerland	7.2%
Germany	7.1%
France	6.6%
United States of America*	6.0%
Bailiwick of Jersey	3.7%
Sweden	3.6%
Australia	2.9%
Other	17.4%

** Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.9
Short-Term Investments and Net Other Assets (Liabilities)	1.8	2.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.1	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	2.1
Sanofi SA (France, Pharmaceuticals)	1.7	1.6
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
Lloyds Banking Group PLC (United Kingdom, Banks)	1.3	1.2
Total SA (France, Oil, Gas & Consumable Fuels)	1.3	1.3
Prudential PLC (United Kingdom, Insurance)	1.3	1.3
BT Group PLC (United Kingdom, Diversified Telecommunication Services)	1.2	1.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.3
UBS Group AG (Switzerland, Capital Markets)	1.2	1.2
	14.7
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	22.5
Consumer Discretionary	16.2	15.0
Health Care	15.8	16.2
Consumer Staples	11.9	10.3
Industrials	11.3	12.9
Information Technology	9.6	10.3
Materials	5.5	4.7
Telecommunication Services	3.5	3.9
Energy	1.8	2.1

Annual Report

Fidelity Overseas Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 2.9%
Amcor Ltd.	3,177,621	$ 30,692,041
Ansell Ltd.	516,634	7,351,691
Austbrokers Holdings Ltd.	2,734,861	18,361,796
Australia & New Zealand Banking Group Ltd.	1,422,242	27,506,596
Flight Centre Travel Group Ltd. (d)	687,837	18,505,296
Life Healthcare Group Ltd.	1,346,638	2,939,940
Spotless Group Holdings Ltd.	16,981,251	25,931,586
TOTAL AUSTRALIA		131,288,946
Austria - 0.4%
Andritz AG	372,700	18,770,652
Bailiwick of Jersey - 2.7%
Delphi Automotive PLC	241,400	20,082,066
Regus PLC	5,580,170	28,783,597
Sanne Group PLC	145,000	686,243
Wolseley PLC	490,626	28,805,304
WPP PLC	2,005,133	44,948,731
TOTAL BAILIWICK OF JERSEY		123,305,941
Belgium - 1.7%
Anheuser-Busch InBev SA NV	448,412	53,506,584
KBC Groep NV	369,287	22,497,189
TOTAL BELGIUM		76,003,773
Canada - 0.9%
Constellation Software, Inc.	56,400	24,369,838
Open Text Corp.	346,500	16,061,001
TOTAL CANADA		40,430,839
Cayman Islands - 0.2%
Lifestyle International Holdings Ltd.	5,420,000	7,838,148
Regina Miracle International Holdings Ltd.	3,580,240	3,246,255
TOTAL CAYMAN ISLANDS		11,084,403
Denmark - 0.4%
NNIT A/S	756,426	17,398,462
France - 6.6%
ALTEN	293,900	15,254,433
AXA SA	1,296,400	34,598,470
Christian Dior SA	128,897	25,385,918
Ipsen SA	301,300	19,024,655
Publicis Groupe SA	358,900	23,308,879
Sanofi SA	779,390	78,621,638
Sodexo SA	281,800	25,091,094
Total SA	1,195,200	57,798,484
Zodiac Aerospace	757,300	19,153,594
TOTAL FRANCE		298,237,165
Germany - 5.9%
adidas AG	426,200	38,195,397
Bayer AG	518,597	69,202,894

	Shares	Value
CompuGroup Medical AG	464,618	$ 13,692,580
Continental AG	130,600	31,408,445
Deutsche Post AG	1,489,468	44,246,676
Fresenius SE & Co. KGaA	705,900	51,871,222
Gerry Weber International AG (Bearer) (d)	598,100	9,740,547
mutares AG	413,300	8,112,563
TOTAL GERMANY		266,470,324
Hong Kong - 1.6%
AIA Group Ltd.	8,572,200	50,261,648
Techtronic Industries Co. Ltd.	6,390,000	23,359,779
TOTAL HONG KONG		73,621,427
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	25,400,900	19,440,733
Ireland - 2.8%
Accenture PLC Class A	220,900	23,680,480
DCC PLC (United Kingdom)	307,600	24,681,910
Kerry Group PLC Class A	460,464	37,444,526
Medtronic PLC	349,700	25,849,824
United Drug PLC (United Kingdom)	2,088,200	15,297,492
TOTAL IRELAND		126,954,232
Israel - 1.4%
Frutarom Industries Ltd.	523,772	22,634,087
Teva Pharmaceutical Industries Ltd. sponsored ADR	663,900	39,296,241
TOTAL ISRAEL		61,930,328
Italy - 1.4%
DiaSorin S.p.A.	94,880	4,250,599
Mediaset SpA	3,920,400	19,917,133
OVS (a)	2,662,900	18,330,895
Recordati SpA	839,700	20,877,534
TOTAL ITALY		63,376,161
Japan - 18.2%
ACOM Co. Ltd. (a)(d)	2,966,300	16,239,871
Ai Holdings Corp.	1,038,600	25,278,187
Arc Land Sakamoto Co. Ltd.	513,500	11,240,709
Astellas Pharma, Inc.	3,107,700	45,106,649
Bridgestone Corp.	822,300	30,154,496
Broadleaf Co. Ltd.	529,900	6,069,788
Casio Computer Co. Ltd. (d)	1,132,600	21,337,462
Daito Trust Construction Co. Ltd.	253,900	27,483,744
Dentsu, Inc.	598,300	33,635,312
Fukuda Denshi Co. Ltd.	147,200	7,182,718
GMO Internet, Inc.	1,197,800	16,964,589
Hoya Corp.	1,024,700	42,286,066
Iriso Electronics Co. Ltd.	234,200	10,327,435
Japan Tobacco, Inc.	1,186,700	41,073,810
KDDI Corp.	1,557,900	37,698,586
Keyence Corp.	63,390	33,001,373
Konica Minolta, Inc.	1,611,100	16,553,120
Common Stocks - continued
	Shares	Value
Japan - continued
Leopalace21 Corp. (a)	1,765,200	$ 9,404,853
Makita Corp.	469,500	25,725,234
Meitec Corp.	442,900	16,085,099
Miraca Holdings, Inc.	460,800	20,508,034
Misumi Group, Inc.	1,585,200	20,642,636
Nakanishi, Inc.	512,300	17,467,613
NGK Spark Plug Co. Ltd.	1,319,000	32,190,238
Nitori Holdings Co. Ltd.	267,900	20,890,555
OBIC Co. Ltd.	422,900	22,319,390
Olympus Corp.	988,300	33,336,673
ORIX Corp.	2,520,600	36,810,290
Roland DG Corp.	293,100	6,679,869
Shinsei Bank Ltd.	13,436,000	28,172,246
Ship Healthcare Holdings, Inc.	761,700	18,450,829
SoftBank Corp.	441,600	24,741,926
Software Service, Inc.	108,400	4,085,914
Sundrug Co. Ltd.	402,300	21,192,957
Tsuruha Holdings, Inc.	329,600	26,112,248
VT Holdings Co. Ltd.	3,104,100	19,195,849
TOTAL JAPAN		825,646,368
Luxembourg - 0.9%
Eurofins Scientific SA	51,159	18,522,615
Grand City Properties SA	1,135,848	22,682,480
TOTAL LUXEMBOURG		41,205,095
Netherlands - 2.1%
Arcadis NV	707,800	17,862,726
IMCD Group BV	812,300	30,388,218
ING Groep NV (Certificaten Van Aandelen)	3,261,600	47,468,895
TOTAL NETHERLANDS		95,719,839
New Zealand - 0.5%
EBOS Group Ltd.	2,274,441	21,022,880
Norway - 0.4%
Telenor ASA (d)	1,083,200	20,435,691
Portugal - 0.5%
NOS SGPS SA	2,757,900	22,924,366
South Africa - 0.2%
EOH Holdings Ltd.	731,981	8,092,571
Spain - 0.7%
Amadeus IT Holding SA Class A	745,400	31,770,762
Sweden - 3.4%
Alfa Laval AB	829,300	14,589,227
HEXPOL AB (B Shares)	2,075,100	20,208,031
Nordea Bank AB	3,745,600	41,429,991
Svenska Cellulosa AB (SCA) (B Shares)	1,310,600	38,602,387
Svenska Handelsbanken AB (A Shares)	1,473,700	20,015,027
Swedbank AB (A Shares)	946,800	21,731,889
TOTAL SWEDEN		156,576,552

	Shares	Value
Switzerland - 7.8%
Credit Suisse Group AG (e)(f)	1,414,000	$ 32,544,388
DKSH Holding AG	268,967	16,394,620
EFG International	1,489,897	14,967,552
Nestle SA	1,251,632	95,592,139
Roche Holding AG (participation certificate)	318,658	86,515,284
Sika AG (Bearer)	8,220	26,977,267
Syngenta AG (Switzerland)	87,862	29,519,034
UBS Group AG	2,643,016	52,889,733
TOTAL SWITZERLAND		355,400,017
Taiwan - 0.6%
King's Town Bank	12,292,899	9,807,056
Taiwan Semiconductor Manufacturing Co. Ltd.	4,006,000	16,879,178
TOTAL TAIWAN		26,686,234
United Kingdom - 27.6%
Aberdeen Asset Management PLC	3,202,400	17,115,954
Aldermore Group PLC	5,386,500	21,905,499
Ashmore Group PLC (d)	4,279,600	17,813,065
Barclays PLC	9,335,475	33,260,260
British American Tobacco PLC (United Kingdom)	797,400	47,373,231
BT Group PLC	7,665,000	54,739,737
Burberry Group PLC	974,900	19,958,590
Capita Group PLC	1,546,000	30,387,248
Cineworld Group PLC	2,970,300	25,276,160
Close Brothers Group PLC	996,300	22,485,519
Compass Group PLC	1,930,500	33,187,043
Dechra Pharmaceuticals PLC	474,295	7,088,724
Diageo PLC	1,675,920	48,316,713
Diploma PLC	1,685,903	16,672,508
Elementis PLC	4,314,200	15,602,708
Essentra PLC	2,215,800	28,761,687
Exova Group Ltd. PLC	5,527,135	12,674,439
Hikma Pharmaceuticals PLC	635,608	21,204,025
Hilton Food Group PLC	1,127,685	8,083,742
Howden Joinery Group PLC	4,530,200	32,376,694
HSBC Holdings PLC (United Kingdom)	905,300	7,073,082
IMI PLC	1,140,699	16,758,520
Intertek Group PLC	465,100	18,821,202
ITV PLC	8,462,600	32,927,963
James Fisher and Sons PLC	732,656	10,837,193
Johnson Matthey PLC	516,759	20,593,032
Lloyds Banking Group PLC	52,379,300	59,451,145
London Stock Exchange Group PLC	1,054,745	41,381,570
Melrose PLC	5,149,585	21,132,554
Micro Focus International PLC	1,200,900	23,252,421
Next PLC	244,900	30,203,027
Provident Financial PLC	388,900	20,803,630
Prudential PLC	2,453,046	57,294,558
Reckitt Benckiser Group PLC	481,300	46,970,316
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Rio Tinto PLC	867,300	$ 31,608,984
Rolls-Royce Group PLC	1,834,566	19,399,649
Royal Dutch Shell PLC Class A (United Kingdom)	522,000	13,628,050
SABMiller PLC	525,500	32,363,926
Schroders PLC	743,900	34,208,932
Senior Engineering Group PLC	4,544,300	15,888,458
Shawbrook Group Ltd.	2,845,786	14,885,307
Sinclair Pharma PLC (a)	10,153,954	6,143,934
Spectris PLC	556,000	14,288,350
Spirax-Sarco Engineering PLC	391,210	18,339,947
St. James's Place Capital PLC	3,112,805	46,283,463
The Restaurant Group PLC	2,479,800	27,409,904
Vodafone Group PLC	7,625,732	25,095,804
Whitbread PLC	386,951	29,623,365
TOTAL UNITED KINGDOM		1,250,951,832
United States of America - 4.9%
Alphabet, Inc. Class C	44,093	31,341,745
Cognizant Technology Solutions Corp. Class A (a)	410,100	27,931,911
Fidelity National Information Services, Inc.	428,600	31,253,512
McGraw Hill Financial, Inc.	401,800	37,222,752
MSCI, Inc. Class A	486,800	32,615,600
PPG Industries, Inc.	251,000	26,169,260
Total System Services, Inc.	681,800	35,760,410
TOTAL UNITED STATES OF AMERICA		222,295,190
TOTAL COMMON STOCKS (Cost $3,968,978,148)		4,407,040,783
Nonconvertible Preferred Stocks - 1.1%

Germany - 1.1%
Henkel AG & Co. KGaA	385,100	41,797,004
Volkswagen AG	57,668	6,922,183
TOTAL GERMANY		48,719,187
United Kingdom - 0.0%
Rolls-Royce Group PLC	170,064,268	262,171
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $50,565,138)		48,981,358
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	140,429,403	$ 140,429,403
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	85,555,556	85,555,556
TOTAL MONEY MARKET FUNDS (Cost $225,984,959)		225,984,959
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $4,245,528,245)		4,682,007,100
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(146,132,299)
NET ASSETS - 100%		$ 4,535,874,801
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,544,388 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 33,528,063
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 154,872
Fidelity Securities Lending Cash Central Fund	1,579,386
Total	$ 1,734,258
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 738,812,499	$ 393,965,046	$ 344,847,453	$ -
Consumer Staples	538,429,583	119,689,198	418,740,385	-
Energy	82,263,727	10,837,193	71,426,534	-
Financials	1,026,913,589	548,994,882	477,918,707	-
Health Care	714,596,730	298,872,459	415,724,271	-
Industrials	502,397,775	321,561,591	180,836,184	-
Information Technology	437,130,363	283,057,434	154,072,929	-
Materials	252,766,131	160,946,072	91,820,059	-
Telecommunication Services	162,711,744	20,435,691	142,276,053	-
Money Market Funds	225,984,959	225,984,959	-	-
Total Investments in Securities:	$ 4,682,007,100	$ 2,384,344,525	$ 2,297,662,575	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 230,295,217
Level 2 to Level 1	$ 31,133,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $79,945,921) - See accompanying schedule: Unaffiliated issuers (cost $4,019,543,286)	$ 4,456,022,141
Fidelity Central Funds (cost $225,984,959)	225,984,959
Total Investments (cost $4,245,528,245)		$ 4,682,007,100
Receivable for investments sold		470
Receivable for fund shares sold		12,723,172
Dividends receivable		11,661,969
Distributions receivable from Fidelity Central Funds		122,594
Prepaid expenses		10,981
Other receivables		288,539
Total assets		4,706,814,825

Liabilities
Payable to custodian bank	$ 33,550
Payable for investments purchased
Regular delivery	20,194,076
Delayed delivery	33,528,063
Payable for fund shares redeemed	27,543,865
Accrued management fee	2,981,681
Other affiliated payables	663,216
Other payables and accrued expenses	440,017
Collateral on securities loaned, at value	85,555,556
Total liabilities		170,940,024

Net Assets		$ 4,535,874,801
Net Assets consist of:
Paid in capital		$ 5,294,939,882
Undistributed net investment income		46,657,718
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,242,845,134)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		437,122,335
Net Assets		$ 4,535,874,801

Overseas: Net Asset Value, offering price and redemption price per share ($3,844,289,855 ÷ 92,509,280 shares)		$ 41.56

Class K: Net Asset Value, offering price and redemption price per share ($691,584,946 ÷ 16,670,588 shares)		$ 41.49

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 93,566,698
Interest		17
Income from Fidelity Central Funds		1,734,258
Income before foreign taxes withheld		95,300,973
Less foreign taxes withheld		(6,498,956)
Total income		88,802,017

Expenses
Management fee
Basic fee	$ 25,852,916
Performance adjustment	5,376,126
Transfer agent fees	5,810,468
Accounting and security lending fees	1,518,582
Custodian fees and expenses	353,233
Independent trustees' compensation	16,262
Appreciation in deferred trustee compensation account	45
Registration fees	111,033
Audit	91,356
Legal	14,136
Miscellaneous	30,531
Total expenses before reductions	39,174,688
Expense reductions	(388,494)	38,786,194
Net investment income (loss)		50,015,823
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	124,503,741
Foreign currency transactions	(683,513)
Total net realized gain (loss)		123,820,228
Change in net unrealized appreciation (depreciation) on: Investment securities	98,461,426
Assets and liabilities in foreign currencies	916,850
Total change in net unrealized appreciation (depreciation)		99,378,276
Net gain (loss)		223,198,504
Net increase (decrease) in net assets resulting from operations		$ 273,214,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,015,823	$ 61,848,023
Net realized gain (loss)	123,820,228	127,905,467
Change in net unrealized appreciation (depreciation)	99,378,276	(174,623,095)
Net increase (decrease) in net assets resulting from operations	273,214,327	15,130,395
Distributions to shareholders from net investment income	(58,590,311)	(32,103,977)
Distributions to shareholders from net realized gain	-	(10,805,389)
Total distributions	(58,590,311)	(42,909,366)
Share transactions - net increase (decrease)	955,711,893	955,824,325
Redemption fees	55,180	26,526
Total increase (decrease) in net assets	1,170,391,089	928,071,880

Net Assets
Beginning of period	3,365,483,712	2,437,411,832
End of period (including undistributed net investment income of $46,657,718 and undistributed net investment income of $55,246,578, respectively)	$ 4,535,874,801	$ 3,365,483,712

Financial Highlights - Fidelity Overseas Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 39.02	$ 39.22	$ 31.35	$ 29.28	$ 31.56
Income from Investment Operations
Net investment income (loss)B	.52	.77E	.54	.73	.47
Net realized and unrealized gain (loss)	2.69	(.28)	8.10	2.19	(2.27)
Total from investment operations	3.21	.49	8.64	2.92	(1.80)
Distributions from net investment income	(.67)	(.51)	(.77)	(.83)	(.48)
Distributions from net realized gain	-	(.18)	-	(.02)	-
Total distributions	(.67)	(.69)	(.77)	(.85)	(.48)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 41.56	$ 39.02	$ 39.22	$ 31.35	$ 29.28
Total Return A	8.34%	1.27%	28.17%	10.37%	(5.83)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.04%	1.04%	1.09%	.69%	.73%
Expenses net of fee waivers, if any	1.04%	1.04%	1.09%	.69%	.73%
Expenses net of all reductions	1.03%	1.04%	1.06%	.67%	.67%
Net investment income (loss)	1.28%	1.93%E	1.54%	2.52%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,844,290	$ 2,738,667	$ 1,874,922	$ 1,639,725	$ 2,215,717
Portfolio turnover rateD	28%	41%	42%	90%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Overseas Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.17	$ 31.32	$ 29.29	$ 31.59
Income from Investment Operations
Net investment income (loss)B	.57	.82E	.60	.79	.52
Net realized and unrealized gain (loss)	2.68	(.28)	8.08	2.18	(2.27)
Total from investment operations	3.25	.54	8.68	2.97	(1.75)
Distributions from net investment income	(.72)	(.58)	(.83)	(.92)	(.55)
Distributions from net realized gain	-	(.18)	-	(.02)	-
Total distributions	(.72)	(.75) H	(.83)	(.94)	(.55)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 41.49	$ 38.96	$ 39.17	$ 31.32	$ 29.29
Total Return A	8.47%	1.41%	28.37%	10.59%	(5.67)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.91%	.90%	.93%	.51%	.56%
Expenses net of fee waivers, if any	.91%	.90%	.92%	.51%	.55%
Expenses net of all reductions	.90%	.90%	.90%	.48%	.50%
Net investment income (loss)	1.40%	2.06%E	1.71%	2.70%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 691,585	$ 626,817	$ 562,490	$ 265,484	$ 291,323
Portfolio turnover rateD	28%	41%	42%	90%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.75 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.177 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 652,304,855
Gross unrealized depreciation	(226,008,583)
Net unrealized appreciation (depreciation) on securities	$ 426,296,272
Tax Cost	$ 4,255,710,828

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 47,323,608
Capital loss carryforward	$ (1,233,072,905)
Net unrealized appreciation (depreciation) on securities and other investments	$ 426,935,364

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (293,353,140)
2017	(939,719,765)
Total capital loss carryforward	$ (1,233,072,905)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 58,590,311	$ 42,909,366

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,065,829,825 and $1,052,409,952, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$ 5,490,675.17
Class K	319,793.05
	$ 5,810,468

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $495 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $34,965.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,334 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,573,780. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $316,091 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $85.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,293 and a portion of class-level operating expenses as follows:

Amount
Overseas	$ 56,025

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Overseas	$ 46,955,922	$ 24,366,946
Class K	11,634,389	7,737,031
Total	$ 58,590,311	$ 32,103,977
From net realized gain
Overseas	$ -	$ 8,423,730
Class K	-	2,381,659
Total	$ -	$ 10,805,389

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Overseas
Shares sold	34,064,489	31,652,887	$ 1,419,067,045	$ 1,257,674,661
Reinvestment of distributions	1,181,070	829,932	46,087,315	32,043,709
Shares redeemed	(12,920,043)	(10,108,288)	(529,687,795)	(404,187,270)
Net increase (decrease)	22,325,516	22,374,531	$ 935,466,565	$ 885,531,100
Class K
Shares sold	4,973,273	5,550,150	$ 202,328,225	$ 222,847,172
Reinvestment of distributions	298,984	262,825	11,634,389	10,118,690
Shares redeemed	(4,690,550)	(4,085,651)	(193,717,286)	(162,672,637)
Net increase (decrease)	581,707	1,727,324	$ 20,245,328	$ 70,293,225

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 34% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.28%
Actual		$ 1,000.00	$ 983.70	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.51
Class T	1.58%
Actual		$ 1,000.00	$ 981.80	$ 7.89
HypotheticalA		$ 1,000.00	$ 1,017.24	$ 8.03
Class B	2.10%
Actual		$ 1,000.00	$ 979.60	$ 10.48
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.10%
Actual		$ 1,000.00	$ 979.50	$ 10.48
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Worldwide	.97%
Actual		$ 1,000.00	$ 984.70	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Class I	1.00%
Actual		$ 1,000.00	$ 985.00	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide Fund	3.01%	10.20%	7.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Annual Report

Fidelity Worldwide Fund

Management's Discussion of Fund Performance

Market Recap: Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from William Kennedy, Lead Portfolio Manager and manager of the non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the 2.20% return of the benchmark MSCI World Index. Security selection, sector weightings and geographic allocations helped relative performance. Gains came from picks in the financials, consumer discretionary and consumer staples sectors and the U.K., as well as positioning in continental Europe. Individual contributors included Adobe Systems, a creative software company and a top holding. The stock rose as the firm's shift to a cloud-based, subscription business model and an increase in Internet advertising and marketing helped drive strong revenue and earnings growth. Ireland-based pharmaceuticals firm Allergan stood out, as a series of deals this past year helped lift the company's earnings-growth prospects and stock price. By contrast, investment choices in health care and the United States detracted from relative results. One of the biggest disappointments was U.S.-based natural gas-focused exploration & production company Cabot Oil & Gas, which declined alongside energy prices. Cabot and Allergan were no longer in the portfolio at period end. In industrials, an out-of-index stake in low-cost airline operator Spirit Airlines hurt, as dramatically lower fuel prices reduced expenses for the major airlines, erasing some of Spirit's advantage.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	97.2
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	1.5	2.7
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	3.0	0.8
Adobe Systems, Inc. (United States of America, Software)	2.9	2.6
Total SA (France, Oil, Gas & Consumable Fuels)	2.2	0.7
Visa, Inc. Class A (United States of America, IT Services)	1.7	1.2
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.7	0.0
MasterCard, Inc. Class A (United States of America, IT Services)	1.7	1.1
Zebra Technologies Corp. Class A (United States of America, Electronic Equipment & Components)	1.6	1.9
Amazon.com, Inc. (United States of America, Internet & Catalog Retail)	1.5	0.7
Facebook, Inc. Class A (United States of America, Internet Software & Services)	1.5	1.3
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.5	0.3
	19.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.9	16.8
Financials	17.0	18.9
Consumer Discretionary	16.1	13.1
Health Care	12.9	17.6
Consumer Staples	10.5	11.2
Industrials	8.4	7.2
Energy	6.1	6.6
Telecommunication Services	2.7	3.1
Materials	2.3	1.4
Utilities	0.6	1.4

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 0.7%
1-Page Ltd. (a)	188,555	$ 634,294
Ansell Ltd.	120,679	1,717,260
Australia & New Zealand Banking Group Ltd.	192,743	3,727,709
Flight Centre Travel Group Ltd.	29,840	802,804
Mantra Group Ltd.	551,523	1,613,464
Ramsay Health Care Ltd.	80,656	3,545,447
TOTAL AUSTRALIA		12,040,978
Austria - 0.2%
Andritz AG	28,200	1,420,264
Erste Group Bank AG (a)	33,900	994,208
TOTAL AUSTRIA		2,414,472
Bailiwick of Jersey - 0.8%
Integrated Diagnostics Holdings PLC (a)	332,800	1,833,728
Regus PLC	731,421	3,772,811
Shire PLC	40,800	3,089,820
Wizz Air Holdings PLC	17,000	496,626
Wolseley PLC	64,103	3,763,572
TOTAL BAILIWICK OF JERSEY		12,956,557
Belgium - 0.8%
Anheuser-Busch InBev SA NV	74,311	8,867,131
KBC Groep NV	64,064	3,902,818
TOTAL BELGIUM		12,769,949
Bermuda - 0.5%
PAX Global Technology Ltd.	2,802,000	3,664,067
Signet Jewelers Ltd.	32,000	4,830,080
TOTAL BERMUDA		8,494,147
Canada - 1.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	52,000	2,236,923
Canadian Pacific Railway Ltd.	74,000	10,398,822
Constellation Software, Inc.	14,600	6,308,504
Entertainment One Ltd.	211,322	715,725
Imperial Oil Ltd.	79,300	2,638,684
PrairieSky Royalty Ltd. (e)	97,200	1,912,631
Suncor Energy, Inc.	39,400	1,172,418
TOTAL CANADA		25,383,707
Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	118,800	9,959,004
Baidu.com, Inc. sponsored ADR (a)	3,000	562,410
CK Hutchison Holdings Ltd.	80,028	1,095,864
Ctrip.com International Ltd. sponsored ADR (a)	9,600	892,512
Lee's Pharmaceutical Holdings Ltd.	433,629	559,874
Qunar Cayman Islands Ltd. sponsored ADR (a)	33,300	1,616,382

	Shares	Value
Regina Miracle International Holdings Ltd.	1,143,490	$ 1,036,819
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	53,700	2,400,390
TOTAL CAYMAN ISLANDS		18,123,255
Chile - 0.2%
Vina San Pedro SA	364,985,751	2,877,453
China - 0.2%
Jiangsu Hengrui Medicine Co. Ltd.	264,160	2,191,728
Kweichow Moutai Co. Ltd.	41,800	1,411,326
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	50,259	159,687
TOTAL CHINA		3,762,741
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	31,822	13,981
Denmark - 0.8%
NNIT A/S	121,582	2,796,493
Novo Nordisk A/S Series B	203,980	10,832,053
TOTAL DENMARK		13,628,546
Finland - 0.3%
Sampo Oyj (A Shares)	99,200	4,852,113
France - 5.5%
Accor SA	107,169	5,331,461
Air Liquide SA	27,000	3,500,516
ALTEN	6,700	347,753
Atos Origin SA	28,134	2,244,519
AXA SA	236,800	6,319,745
Capgemini SA	54,900	4,891,845
Cegedim SA (a)	35,010	1,241,585
Havas SA	324,941	2,819,266
Numericable Group SA (a)	44,565	2,019,043
Rexel SA	80,110	1,094,996
Safran SA	39,500	3,000,185
Sanofi SA	64,239	6,480,164
Sodexo SA	27,200	2,421,852
SR Teleperformance SA	18,900	1,485,596
Total SA (e)	730,931	35,346,975
Unibail-Rodamco	9,900	2,766,269
VINCI SA	92,300	6,229,929
Vivendi SA	73,151	1,759,780
TOTAL FRANCE		89,301,479
Germany - 2.4%
Aareal Bank AG	63,891	2,434,431
Axel Springer Verlag AG	36,537	2,054,698
Beiersdorf AG	15,300	1,454,154
Continental AG	18,900	4,545,326
Deutsche Boerse AG	34,100	3,140,463
Deutsche Telekom AG	208,000	3,896,171
Common Stocks - continued
	Shares	Value
Germany - continued
Fresenius SE & Co. KGaA	29,600	$ 2,175,079
GEA Group AG	48,856	1,959,064
KION Group AG	95,589	4,310,743
LEG Immobilien AG	24,615	1,963,775
OSRAM Licht AG	65,870	3,875,940
ProSiebenSat.1 Media AG	74,400	4,024,429
Rational AG	5,400	2,143,955
United Internet AG	28,291	1,470,112
TOTAL GERMANY		39,448,340
Greece - 0.1%
Folli Follie SA	59,300	1,193,981
Hong Kong - 1.3%
AIA Group Ltd.	1,895,800	11,115,703
China Resources Beer Holdings Co. Ltd.	1,402,000	2,647,215
Techtronic Industries Co. Ltd.	2,162,500	7,905,402
TOTAL HONG KONG		21,668,320
India - 1.3%
Bharti Infratel Ltd. (a)	702,057	4,169,741
HDFC Bank Ltd. sponsored ADR	89,493	5,471,602
Housing Development Finance Corp. Ltd.	454,567	8,707,272
Lupin Ltd.	31,060	914,512
Sun Pharmaceutical Industries Ltd.	20,398	277,191
Titan Co. Ltd. (a)	141,228	766,156
TOTAL INDIA		20,306,474
Ireland - 1.8%
Alkermes PLC (a)	147,795	10,629,416
Bank of Ireland (a)	3,692,100	1,360,106
Dalata Hotel Group PLC (a)	29,200	145,136
Glanbia PLC	166,800	3,235,557
Greencore Group PLC	2,008,941	9,352,890
Kerry Group PLC Class A	59,000	4,797,828
Prothena Corp. PLC (a)	6,300	324,513
TOTAL IRELAND		29,845,446
Isle of Man - 0.3%
Optimal Payments PLC (a)	781,288	3,661,478
Playtech Ltd.	94,225	1,243,402
TOTAL ISLE OF MAN		4,904,880
Israel - 0.8%
Bezeq The Israel Telecommunication Corp. Ltd.	1,881,713	4,045,842
Frutarom Industries Ltd.	66,100	2,856,421
Partner Communications Co. Ltd. (a)	137,600	624,493
Teva Pharmaceutical Industries Ltd. sponsored ADR	99,500	5,889,405
TOTAL ISRAEL		13,416,161
Italy - 1.2%
De Longhi SpA	168,300	4,123,384
Intesa Sanpaolo SpA	1,622,700	5,652,986

	Shares	Value
Mediaset SpA	1,109,900	$ 5,638,717
Telecom Italia SpA (a)	2,866,200	3,998,587
TOTAL ITALY		19,413,674
Japan - 6.9%
A/S One Corp.	67,300	2,388,928
ACOM Co. Ltd. (a)(e)	315,100	1,725,106
Ain Holdings, Inc.	37,900	1,794,140
Aozora Bank Ltd.	678,000	2,478,129
Asahi Group Holdings	79,900	2,464,611
Astellas Pharma, Inc.	433,700	6,294,930
Broadleaf Co. Ltd.	107,900	1,235,950
Coca-Cola Central Japan Co. Ltd.	33,700	473,632
Daiichikosho Co. Ltd.	46,200	1,540,864
Dentsu, Inc.	82,800	4,654,862
Don Quijote Holdings Co. Ltd.	71,000	2,608,126
Hitachi Ltd.	1,000	5,769
Hoya Corp.	183,500	7,572,454
Japan Exchange Group, Inc.	115,400	1,856,897
Japan Tobacco, Inc.	58,300	2,017,867
KDDI Corp.	324,000	7,840,260
Keyence Corp.	7,660	3,987,861
Misumi Group, Inc.	201,700	2,626,558
Mitsubishi UFJ Financial Group, Inc.	1,167,200	7,548,906
Monex Group, Inc.	841,700	2,366,034
NEC Corp.	1,525,000	4,704,599
Nidec Corp.	44,200	3,330,740
Nippon Kanzai Co. Ltd.	107,000	1,647,422
Olympus Corp.	116,000	3,912,834
ORIX Corp.	297,000	4,337,323
Sanken Electric Co. Ltd.	88,000	305,849
Seven & i Holdings Co. Ltd.	60,900	2,766,371
Seven Bank Ltd.	701,100	3,194,601
Shinsei Bank Ltd.	2,110,000	4,424,192
SoftBank Corp.	36,800	2,061,827
Sony Corp.	145,700	4,141,585
Sundrug Co. Ltd.	41,400	2,180,931
Tsuruha Holdings, Inc.	61,000	4,832,667
United Arrows Ltd.	54,500	2,347,910
VT Holdings Co. Ltd.	280,200	1,732,765
Welcia Holdings Co. Ltd.	63,800	3,144,398
TOTAL JAPAN		112,547,898
Kenya - 0.1%
Safaricom Ltd.	8,701,000	1,223,512
Luxembourg - 0.4%
Eurofins Scientific SA	5,600	2,027,535
Grand City Properties SA	196,600	3,926,032
TOTAL LUXEMBOURG		5,953,567
Marshall Islands - 0.1%
Hoegh LNG Partners LP	49,800	797,796
Netherlands - 3.1%
AerCap Holdings NV (a)	145,900	6,054,850
Common Stocks - continued
	Shares	Value
Netherlands - continued
Arcadis NV	75,300	$ 1,900,344
IMCD Group BV	127,200	4,758,564
ING Groep NV (Certificaten Van Aandelen)	302,900	4,408,367
LyondellBasell Industries NV Class A	246,000	22,855,860
Unilever NV (Certificaten Van Aandelen) (Bearer)	245,700	11,109,966
TOTAL NETHERLANDS		51,087,951
New Zealand - 0.3%
EBOS Group Ltd.	210,137	1,942,317
Ryman Healthcare Group Ltd.	459,616	2,455,597
TOTAL NEW ZEALAND		4,397,914
Philippines - 0.1%
SM Investments Corp.	106,630	1,990,689
Portugal - 0.1%
NOS SGPS SA	224,600	1,866,932
Singapore - 0.2%
Avago Technologies Ltd.	29,000	3,570,770
South Africa - 0.8%
Distell Group Ltd.	126,410	1,627,007
EOH Holdings Ltd.	184,122	2,035,600
Naspers Ltd. Class N	68,300	10,003,909
TOTAL SOUTH AFRICA		13,666,516
Spain - 1.1%
Amadeus IT Holding SA Class A	108,400	4,620,272
Atresmedia Corporacion de Medios de Comunicacion SA	140,600	1,804,308
Hispania Activos Inmobiliarios SA (a)	76,100	1,146,462
Inditex SA	133,345	5,000,913
Mediaset Espana Comunicacion SA	215,200	2,616,107
Merlin Properties Socimi SA	162,800	2,087,408
TOTAL SPAIN		17,275,470
Sweden - 1.3%
ASSA ABLOY AB (B Shares)	177,600	3,533,011
Getinge AB (B Shares)	175,300	4,388,886
HEXPOL AB (B Shares)	189,000	1,840,546
Nordea Bank AB	331,200	3,663,395
Sandvik AB	215,700	2,017,245
Svenska Cellulosa AB (SCA) (B Shares)	101,100	2,977,797
Svenska Handelsbanken AB (A Shares)	180,600	2,452,815
TOTAL SWEDEN		20,873,695
Switzerland - 2.6%
ACE Ltd.	56,000	6,358,240
Credit Suisse Group AG (h)(i)	256,136	5,895,183
EFG International	121,135	1,216,926
GAM Holding Ltd.	88,177	1,614,653
Julius Baer Group Ltd.	59,790	2,964,538
Novartis AG	136,929	12,404,225

	Shares	Value
Partners Group Holding AG	13,818	$ 5,004,648
Schindler Holding AG (participation certificate)	10,829	1,759,459
Syngenta AG (Switzerland)	6,516	2,189,183
UBS Group AG	124,795	2,497,289
TOTAL SWITZERLAND		41,904,344
Taiwan - 0.0%
JHL Biotech, Inc. (a)	309,104	689,331
United Kingdom - 8.9%
AA PLC	246,910	1,053,982
Aberdeen Asset Management PLC	250,042	1,336,406
Al Noor Hospitals Group PLC	200,902	3,642,196
Associated British Foods PLC	48,600	2,588,547
Aviva PLC	413,900	3,093,313
B&M European Value Retail S.A.	541,137	2,781,279
Barclays PLC	1,052,481	3,749,760
BCA Marketplace PLC	511,600	1,393,996
BG Group PLC	132,400	2,091,726
BT Group PLC	385,900	2,755,912
BTG PLC (a)	117,300	998,180
Bunzl PLC	134,200	3,845,950
Compass Group PLC	131,200	2,255,447
Diploma PLC	147,500	1,458,681
Essentra PLC	156,700	2,034,009
Hikma Pharmaceuticals PLC	151,087	5,040,296
Hilton Food Group PLC	350,100	2,509,671
Howden Joinery Group PLC	711,100	5,082,130
HSBC Holdings PLC (United Kingdom)	677,300	5,291,725
Imperial Tobacco Group PLC	259,859	14,016,946
ITV PLC	1,407,500	5,476,580
JUST EAT Ltd. (a)	44,100	289,614
Liberty Global PLC Class A (a)	41,200	1,834,224
Lloyds Banking Group PLC	4,617,400	5,240,805
London Stock Exchange Group PLC	127,281	4,993,707
Melrose PLC	678,228	2,783,271
Micro Focus International PLC	210,900	4,083,550
Next PLC	56,500	6,968,032
Persimmon PLC	92,000	2,828,034
Poundland Group PLC	453,918	1,924,340
Reckitt Benckiser Group PLC	46,700	4,557,477
Rex Bionics PLC (a)	100,000	74,768
Rio Tinto PLC	87,600	3,192,606
Royal Dutch Shell PLC Class A (United Kingdom)	70,700	1,845,792
SABMiller PLC	46,300	2,851,474
Schroders PLC	37,600	1,729,071
Shawbrook Group Ltd.	574,700	3,006,054
Spirax-Sarco Engineering PLC	33,846	1,586,702
St. James's Place Capital PLC	335,400	4,986,973
Taylor Wimpey PLC	761,900	2,325,599
The Restaurant Group PLC	123,700	1,367,290
Virgin Money Holdings Uk PLC	423,100	2,529,429
Vodafone Group PLC	1,977,009	6,506,212
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Whitbread PLC	45,053	$ 3,449,071
Workspace Group PLC	48,900	721,804
TOTAL UNITED KINGDOM		144,172,631
United States of America - 50.1%
Adobe Systems, Inc. (a)	525,200	46,564,232
Alaska Air Group, Inc.	113,400	8,646,750
Alnylam Pharmaceuticals, Inc. (a)	4,400	378,180
Alphabet, Inc. Class A (a)	66,000	48,667,744
Amazon.com, Inc. (a)	40,000	25,036,000
American Tower Corp.	168,000	17,174,640
Amgen, Inc.	12,000	1,898,160
Amphenol Corp. Class A	38,000	2,060,360
ANSYS, Inc. (a)	56,000	5,337,360
Apple, Inc.	178,000	21,271,000
AutoZone, Inc. (a)	28,100	22,041,921
bluebird bio, Inc. (a)	26,920	2,076,340
Bristol-Myers Squibb Co.	164,900	10,875,155
Capital One Financial Corp.	134,000	10,572,600
Chevron Corp.	258,900	23,528,832
Chimerix, Inc. (a)	10,900	427,062
Cognizant Technology Solutions Corp. Class A (a)	191,000	13,009,010
Constellation Brands, Inc. Class A (sub. vtg.)	81,200	10,945,760
Costco Wholesale Corp.	38,000	6,008,560
CVS Health Corp.	88,000	8,692,640
Discover Financial Services	214,000	12,031,080
Dyax Corp. (a)	18,000	495,540
Dynegy, Inc. (a)	438,500	8,520,055
E*TRADE Financial Corp. (a)	410,700	11,709,057
Edwards Lifesciences Corp. (a)	4,000	628,600
Electronic Arts, Inc. (a)	91,000	6,558,370
Estee Lauder Companies, Inc. Class A	161,000	12,954,060
Exxon Mobil Corp.	333,000	27,552,420
Facebook, Inc. Class A (a)	242,500	24,727,725
Gibraltar Industries, Inc. (a)	17,000	430,440
Home Depot, Inc.	44,000	5,440,160
Illumina, Inc. (a)	17,818	2,552,963
Intercept Pharmaceuticals, Inc. (a)	43,600	6,853,920
Isis Pharmaceuticals, Inc. (a)(e)	29,000	1,396,350
JPMorgan Chase & Co.	284,000	18,247,000
L Brands, Inc.	48,000	4,607,040
Las Vegas Sands Corp.	187,000	9,258,370
Level 3 Communications, Inc. (a)	138,000	7,031,100
lululemon athletica, Inc. (a)	49,200	2,419,164
MasterCard, Inc. Class A	274,000	27,123,260
McGraw Hill Financial, Inc.	143,649	13,307,643
Medivation, Inc. (a)	326,000	13,711,560
Microsoft Corp.	342,000	18,002,880
Monster Beverage Corp. (a)	10,700	1,458,624
Moody's Corp.	9,000	865,440
Netflix, Inc. (a)	22,100	2,395,198

	Shares	Value
Neurocrine Biosciences, Inc. (a)	245,700	$ 12,061,413
NIKE, Inc. Class B	90,000	11,792,700
Norfolk Southern Corp.	85,000	6,802,550
O'Reilly Automotive, Inc. (a)	39,000	10,774,140
PayPal Holdings, Inc. (a)	537,000	19,337,370
Post Holdings, Inc. (a)	193,800	12,455,526
Prestige Brands Holdings, Inc. (a)	436,000	21,368,360
Priceline Group, Inc. (a)	1,000	1,454,240
Proto Labs, Inc. (a)(e)	26,000	1,685,840
Reynolds American, Inc.	351,000	16,960,320
Salesforce.com, Inc. (a)	76,300	5,929,273
SBA Communications Corp. Class A (a)	18,000	2,142,360
ServiceMaster Global Holdings, Inc. (a)	124,000	4,420,600
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	21,000	655,200
Snap-On, Inc.	55,000	9,123,950
Spirit Airlines, Inc. (a)	135,400	5,026,048
Starbucks Corp.	34,000	2,127,380
The Cooper Companies, Inc.	68,800	10,482,368
The Walt Disney Co.	69,000	7,848,060
TJX Companies, Inc.	62,000	4,537,780
Total System Services, Inc.	50,980	2,673,901
Twitter, Inc. (a)	19,000	540,740
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	48,000	8,350,080
Ultragenyx Pharmaceutical, Inc. (a)	21,700	2,155,895
Union Pacific Corp.	182,000	16,261,700
UnitedHealth Group, Inc.	146,000	17,195,880
Visa, Inc. Class A	360,000	27,928,800
WageWorks, Inc. (a)	66,000	3,169,320
Wells Fargo & Co.	261,000	14,130,540
Workday, Inc. Class A (a)	35,000	2,763,950
Zebra Technologies Corp. Class A (a)	337,000	25,915,300
TOTAL UNITED STATES OF AMERICA		813,561,909
TOTAL COMMON STOCKS (Cost $1,391,725,586)		1,592,397,579
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.3%
United States of America - 0.3%
American Tower Corp. 5.50%	34,000	3,553,000
Dynegy, Inc. 5.375%	9,900	720,522
TOTAL UNITED STATES OF AMERICA		4,273,522
Nonconvertible Preferred Stocks - 0.1%
Cayman Islands - 0.1%
China Internet Plus Holdings Ltd. (i)	369,166	1,424,981
TOTAL PREFERRED STOCKS (Cost $5,556,878)		5,698,503
Preferred Securities - 0.1%
		Principal Amount (d)	Value
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $1,935,052)	EUR	1,260,000	$ 1,497,943
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	54,906,802	54,906,802
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	3,810,039	3,810,039
TOTAL MONEY MARKET FUNDS (Cost $58,716,841)		58,716,841
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,457,934,357)		1,658,310,866
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(33,926,042)
NET ASSETS - 100%		$ 1,624,384,824
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,497,943 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,728,093 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd.	1/26/15	$ 1,166,878
Credit Suisse Group AG	10/21/15	$ 6,073,369
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 58,863
Fidelity Securities Lending Cash Central Fund	186,059
Total	$ 244,922
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 256,843,734	$ 222,252,769	$ 33,165,984	$ 1,424,981
Consumer Staples	168,429,156	128,133,906	40,295,250	-
Energy	96,887,274	57,602,781	39,284,493	-
Financials	271,860,372	185,370,616	86,489,756	-
Health Care	215,288,881	150,932,382	64,356,499	-
Industrials	136,542,433	115,554,392	20,988,041	-
Information Technology	358,238,497	343,700,108	14,538,389	-
Materials	38,469,141	33,087,352	5,381,789	-
Telecommunication Services	46,296,017	15,067,307	31,228,710	-
Utilities	9,240,577	9,240,577	-	-
Preferred Securities	1,497,943	-	1,497,943	-
Money Market Funds	58,716,841	58,716,841	-	-
Total Investments in Securities:	$ 1,658,310,866	$ 1,319,659,031	$ 337,226,854	$ 1,424,981

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 22,340,327
Level 2 to Level 1	$ 4,941,025

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $3,718,722) - See accompanying schedule: Unaffiliated issuers (cost $1,399,217,516)	$ 1,599,594,025
Fidelity Central Funds (cost $58,716,841)	58,716,841
Total Investments (cost $1,457,934,357)		$ 1,658,310,866
Receivable for investments sold		24,429,928
Receivable for fund shares sold		869,836
Dividends receivable		2,016,673
Distributions receivable from Fidelity Central Funds		20,549
Prepaid expenses		4,495
Other receivables		132,010
Total assets		1,685,784,357

Liabilities
Payable to custodian bank	$ 51
Payable for investments purchased
Regular delivery	47,765,433
Delayed delivery	6,073,369
Payable for fund shares redeemed	2,211,118
Accrued management fee	954,828
Distribution and service plan fees payable	21,353
Other affiliated payables	295,606
Other payables and accrued expenses	267,736
Collateral on securities loaned, at value	3,810,039
Total liabilities		61,399,533

Net Assets		$ 1,624,384,824
Net Assets consist of:
Paid in capital		$ 1,369,002,875
Undistributed net investment income		7,891,849
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,070,072
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		200,420,028
Net Assets		$ 1,624,384,824

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($31,043,159 ÷ 1,356,909 shares)	$ 22.88

Maximum offering price per share (100/94.25 of $22.88)	$ 24.28
Class T: Net Asset Value and redemption price per share ($13,055,294 ÷ 574,550 shares)	$ 22.72

Maximum offering price per share (100/96.50 of $22.72)	$ 23.54
Class B: Net Asset Value and offering price per share ($366,643 ÷ 16,262 shares)A	$ 22.55

Class C: Net Asset Value and offering price per share ($11,230,911 ÷ 499,657 shares)A	$ 22.48

Worldwide: Net Asset Value, offering price and redemption price per share ($1,543,516,102 ÷ 66,692,555 shares)	$ 23.14

Class I: Net Asset Value, offering price and redemption price per share ($25,172,715 ÷ 1,093,063 shares)	$ 23.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 25,800,626
Interest		13,893
Income from Fidelity Central Funds		244,922
Income before foreign taxes withheld		26,059,441
Less foreign taxes withheld		(1,294,832)
Total income		24,764,609

Expenses
Management fee
Basic fee	$ 10,952,903
Performance adjustment	823,921
Transfer agent fees	3,064,718
Distribution and service plan fees	246,055
Accounting and security lending fees	507,363
Custodian fees and expenses	197,231
Independent trustees' compensation	6,980
Registration fees	105,501
Audit	71,877
Legal	5,664
Miscellaneous	13,615
Total expenses before reductions	15,995,828
Expense reductions	(175,356)	15,820,472
Net investment income (loss)		8,944,137
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $44,774)	59,083,648
Foreign currency transactions	(268,088)
Futures contracts	1,716,123
Total net realized gain (loss)		60,531,683
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,185,698)
Assets and liabilities in foreign currencies	228,452
Futures contracts	(1,511,445)
Total change in net unrealized appreciation (depreciation)		(24,468,691)
Net gain (loss)		36,062,992
Net increase (decrease) in net assets resulting from operations		$ 45,007,129

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,944,137	$ 6,845,203
Net realized gain (loss)	60,531,683	172,831,675
Change in net unrealized appreciation (depreciation)	(24,468,691)	(78,801,440)
Net increase (decrease) in net assets resulting from operations	45,007,129	100,875,438
Distributions to shareholders from net investment income	(4,942,326)	(5,150,888)
Distributions to shareholders from net realized gain	(154,486,836)	(120,193,686)
Total distributions	(159,429,162)	(125,344,574)
Share transactions - net increase (decrease)	128,269,740	109,931,356
Redemption fees	21,658	28,125
Total increase (decrease) in net assets	13,869,365	85,490,345

Net Assets
Beginning of period	1,610,515,459	1,525,025,114
End of period (including undistributed net investment income of $7,891,849 and undistributed net investment income of $4,393,839, respectively)	$ 1,624,384,824	$ 1,610,515,459

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.64	$ 25.18	$ 19.69	$ 17.89	$ 17.50
Income from Investment Operations
Net investment income (loss)C	.06	.02	.02	.10	.05
Net realized and unrealized gain (loss)	.58	1.46	5.66	1.72	.47
Total from investment operations	.64	1.48	5.68	1.82	.52
Distributions from net investment income	-	(.04)	(.11)	(.02)	(.08)
Distributions from net realized gain	(2.40)	(1.98)	(.08)	-	(.05)
Total distributions	(2.40)	(2.02)	(.19)	(.02)	(.13)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.88	$ 24.64	$ 25.18	$ 19.69	$ 17.89
Total ReturnA, B	2.73%	6.29%	29.10%	10.20%	2.94%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.27%	1.31%	1.45%	1.43%	1.41%
Expenses net of fee waivers, if any	1.26%	1.31%	1.45%	1.43%	1.40%
Expenses net of all reductions	1.26%	1.31%	1.42%	1.41%	1.38%
Net investment income (loss)	.27%	.10%	.09%	.52%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,043	$ 33,788	$ 28,661	$ 18,723	$ 13,153
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.49	$ 25.05	$ 19.61	$ 17.83	$ 17.46
Income from Investment Operations
Net investment income (loss)C	(.01)	(.04)	(.04)	.05	.01
Net realized and unrealized gain (loss)	.57	1.46	5.63	1.73	.45
Total from investment operations	.56	1.42	5.59	1.78	.46
Distributions from net investment income	-	-	(.07)	-	(.04)
Distributions from net realized gain	(2.33)	(1.98)	(.08)	-	(.05)
Total distributions	(2.33)	(1.98)	(.15)	-	(.09)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.72	$ 24.49	$ 25.05	$ 19.61	$ 17.83
Total ReturnA, B	2.36%	6.05%	28.73%	9.98%	2.61%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.57%	1.58%	1.71%	1.68%	1.66%
Expenses net of fee waivers, if any	1.56%	1.58%	1.70%	1.68%	1.65%
Expenses net of all reductions	1.56%	1.58%	1.68%	1.66%	1.63%
Net investment income (loss)	(.04)%	(.17)%	(.16)%	.26%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,055	$ 12,160	$ 9,822	$ 5,550	$ 2,187
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.21	$ 24.82	$ 19.44	$ 17.77	$ 17.39
Income from Investment Operations
Net investment income (loss)C	(.13)	(.17)	(.14)	(.04)	(.09)
Net realized and unrealized gain (loss)	.57	1.45	5.59	1.71	.47
Total from investment operations	.44	1.28	5.45	1.67	.38
Distributions from net investment income	-	-	-	-	-
Distributions from net realized gain	(2.10)	(1.89)	(.07)	-	-
Total distributions	(2.10)	(1.89)	(.07)	-	-
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.55	$ 24.21	$ 24.82	$ 19.44	$ 17.77
Total ReturnA, B	1.88%	5.49%	28.13%	9.40%	2.19%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.08%	2.09%	2.19%	2.18%	2.16%
Expenses net of fee waivers, if any	2.08%	2.09%	2.19%	2.18%	2.16%
Expenses net of all reductions	2.07%	2.09%	2.17%	2.16%	2.13%
Net investment income (loss)	(.55)%	(.68)%	(.65)%	(.23)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 367	$ 573	$ 710	$ 304	$ 256
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.12	$ 24.78	$ 19.41	$ 17.74	$ 17.36
Income from Investment Operations
Net investment income (loss)C	(.12)	(.15)	(.14)	(.04)	(.09)
Net realized and unrealized gain (loss)	.57	1.44	5.58	1.71	.47
Total from investment operations	.45	1.29	5.44	1.67	.38
Distributions from net investment income	-	-	-	-	-
Distributions from net realized gain	(2.09)	(1.95)	(.07)	-	-
Total distributions	(2.09)	(1.95)	(.07)	-	-
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.48	$ 24.12	$ 24.78	$ 19.41	$ 17.74
Total ReturnA, B	1.90%	5.55%	28.12%	9.41%	2.19%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.07%	2.04%	2.15%	2.18%	2.16%
Expenses net of fee waivers, if any	2.07%	2.04%	2.14%	2.18%	2.15%
Expenses net of all reductions	2.06%	2.03%	2.12%	2.16%	2.13%
Net investment income (loss)	(.54)%	(.63)%	(.60)%	(.23)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,231	$ 9,229	$ 10,778	$ 1,726	$ 1,297
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.92	$ 25.41	$ 19.85	$ 18.02	$ 17.58
Income from Investment Operations
Net investment income (loss)B	.13	.11	.10	.16	.11
Net realized and unrealized gain (loss)	.58	1.47	5.70	1.74	.48
Total from investment operations	.71	1.58	5.80	1.90	.59
Distributions from net investment income	(.08)	(.09)	(.16)	(.07)	(.10)
Distributions from net realized gain	(2.41)	(1.98)	(.08)	-	(.05)
Total distributions	(2.49)	(2.07)	(.24)	(.07)	(.15)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 23.14	$ 24.92	$ 25.41	$ 19.85	$ 18.02
Total Return A	3.01%	6.64%	29.54%	10.56%	3.32%
Ratios to Average Net AssetsC, E
Expenses before reductions	.96%	.98%	1.11%	1.11%	1.08%
Expenses net of fee waivers, if any	.96%	.97%	1.11%	1.11%	1.08%
Expenses net of all reductions	.95%	.97%	1.08%	1.09%	1.05%
Net investment income (loss)	.57%	.44%	.43%	.84%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543,516	$ 1,535,658	$ 1,464,415	$ 1,081,240	$ 1,114,694
Portfolio turnover rateD	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.81	$ 25.31	$ 19.78	$ 17.98	$ 17.57
Income from Investment Operations
Net investment income (loss)B	.13	.10	.08	.14	.10
Net realized and unrealized gain (loss)	.58	1.47	5.68	1.74	.47
Total from investment operations	.71	1.57	5.76	1.88	.57
Distributions from net investment income	(.07)	(.09)	(.15)	(.08)	(.11)
Distributions from net realized gain	(2.41)	(1.98)	(.08)	-	(.05)
Total distributions	(2.49) G	(2.07)	(.23)	(.08)	(.16)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 23.03	$ 24.81	$ 25.31	$ 19.78	$ 17.98
Total Return A	3.00%	6.63%	29.44%	10.49%	3.23%
Ratios to Average Net AssetsC, E
Expenses before reductions	.98%	1.01%	1.17%	1.18%	1.13%
Expenses net of fee waivers, if any	.98%	1.01%	1.17%	1.18%	1.13%
Expenses net of all reductions	.97%	1.00%	1.14%	1.16%	1.10%
Net investment income (loss)	.55%	.40%	.37%	.77%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,173	$ 19,107	$ 10,639	$ 4,291	$ 3,086
Portfolio turnover rateD	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 249,129,093
Gross unrealized depreciation	(54,272,220)
Net unrealized appreciation (depreciation) on securities	$ 194,856,873
Tax Cost	$ 1,463,453,993

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,871,809
Undistributed long-term capital gain	$ 52,589,709
Net unrealized appreciation (depreciation) on securities and other investments	$ 194,952,413

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 43,407,278	$ 60,576,806
Long-term Capital Gains	116,021,884	64,767,768
Total	$ 159,429,162	$ 125,344,574

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $1,716,123 and a change in net unrealized appreciation (depreciation) of $(1,511,445) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,378,152,592 and $2,382,265,479, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 75,585	$ 1,784
Class T	.25%	.25%	63,648	36
Class B	.75%	.25%	4,593	3,448
Class C	.75%	.25%	102,229	23,318
			$ 246,055	$ 28,586

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,685
Class T	4,862
Class B A	379
Class C A	1,291
$ 24,217

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 71,655.24
Class T	36,620.29
Class B	1,358.30
Class C	29,821.29
Worldwide	2,881,486.19
Class I	43,778.20
	$ 3,064,718

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,897 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,330 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $186,059, including $2,983 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,553 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,655 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 576
Class T	201
Class B	2
Class C	222
Worldwide	35,767
Class I	361
$ 37,129

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ -	$ 57,794
Worldwide	4,895,242	5,057,508
Class I	47,084	35,586
Total	$ 4,942,326	$ 5,150,888
From net realized gain
Class A	$ 3,318,115	$ 2,599,391
Class T	1,143,314	810,701
Class B	47,493	53,916
Class C	790,219	885,815
Worldwide	147,652,391	115,043,586
Class I	1,535,304	800,277
Total	$ 154,486,836	$ 120,193,686

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	416,197	709,213	$ 9,650,572	$ 17,501,865
Reinvestment of distributions	143,319	85,789	3,239,009	2,012,595
Shares redeemed	(573,622)	(562,117)	(12,962,950)	(13,679,354)
Net increase (decrease)	(14,106)	232,885	$ (73,369)	$ 5,835,106
Class T
Shares sold	129,216	155,056	$ 2,974,281	$ 3,796,964
Reinvestment of distributions	50,075	34,508	1,126,698	806,094
Shares redeemed	(101,388)	(85,012)	(2,303,572)	(2,065,257)
Net increase (decrease)	77,903	104,552	$ 1,797,407	$ 2,537,801
Class B
Shares sold	3,860	2,039	$ 90,877	$ 49,170
Reinvestment of distributions	1,857	2,097	41,646	48,630
Shares redeemed	(13,140)	(9,052)	(300,445)	(216,921)
Net increase (decrease)	(7,423)	(4,916)	$ (167,922)	$ (119,121)
Class C
Shares sold	216,209	248,585	$ 4,944,508	$ 5,972,479
Reinvestment of distributions	31,721	37,261	709,279	860,745
Shares redeemed	(130,941)	(338,100)	(2,958,600)	(8,231,135)
Net increase (decrease)	116,989	(52,254)	$ 2,695,187	$ (1,397,911)
Worldwide
Shares sold	10,346,856	11,485,871	$ 242,784,559	$ 284,805,787
Reinvestment of distributions	6,500,654	4,935,503	148,214,908	116,724,635
Shares redeemed	(11,769,221)	(12,442,606)	(274,209,696)	(307,898,131)
Net increase (decrease)	5,078,289	3,978,768	$ 116,789,771	$ 93,632,291
Class I
Shares sold	842,969	1,351,408	$ 19,464,651	$ 33,384,372
Reinvestment of distributions	64,929	32,218	1,473,244	758,744
Shares redeemed	(584,975)	(1,033,793)	(13,709,229)	(24,699,926)
Net increase (decrease)	322,923	349,833	$ 7,228,666	$ 9,443,190

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund	12/07/15	12/04/15	$0.310	$0.163
Fidelity International Capital Appreciation Fund	12/07/15	12/04/15	$0.069	$0.191
Fidelity Overseas Fund	12/07/15	12/04/15	$0.428	$0.006
Fidelity Worldwide Fund	12/07/15	12/04/15	$0.136	$0.750

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$81,245,240
Fidelity International Capital Appreciation Fund	$19,959,635
Fidelity Worldwide Fund	$56,813,003

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Fidelity Diversified International Fund	100%
Fidelity International Capital Appreciation Fund	100%
Fidelity Overseas Fund	100%
Fidelity Worldwide Fund	44%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends -received deduction for corporate shareholders:

Fidelity Diversified International Fund
December, 2014	8%
Fidelity International Capital Appreciation Fund
December, 2014	23%
Fidelity Overseas Fund
December 5, 2014	2%
December 26, 2014	9%
Fidelity Worldwide Fund
December, 2014	15%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund	12/08/2014	$0.4319	$0.0349
Fidelity International Capital Appreciation Fund	12/08/2014	$0.1153	$0.0233
Fidelity Overseas Fund	12/08/2014	$0.6840	$0.0380
	12/29/2014	$0.0250	$0.0000

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of each fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund from 0.450% to 0.424%. The Board considered that the chart for each fund reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of Fidelity International Capital Appreciation Fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of each of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Worldwide Fund), and custodial, legal, and audit fees. The Board noted the impact of each fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Fidelity International Capital Appreciation Fund and each class of each of Fidelity Diversified International Fund and Fidelity Overseas Fund ranked below its competitive median for 2014.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class of Fidelity Worldwide Fund ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T of Fidelity Worldwide Fund was above the median of the universe presented for comparison, the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund

The Northern Trust Company
Chicago, IL

Fidelity International Capital Appreciation Fund

Corporate Headquarters

245 Summer Street
Boston, MA 02210
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

IBD-UANNPRO-1215
1.784774.112

Contents Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Worldwide Fund

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Worldwide Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-3.18%	8.55%	6.68%
Class T (incl. 3.50% sales charge) B	-1.22%	8.76%	6.74%
Class B (incl. contingent deferred sales charge) C	-2.78%	8.73%	6.77%
Class C (incl. contingent deferred sales charge) D	0.96%	9.03%	6.78%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Class A, on October 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period. See footnote A above for additional information regarding the performance of Class A.

Annual Report

Fidelity Worldwide Fund

Management's Discussion of Fund Performance

Market Recap: Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from William Kennedy, Lead Portfolio Manager and manager of the non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the 2.20% return of the benchmark MSCI World Index. Security selection, sector weightings and geographic allocations helped relative performance. Gains came from picks in the financials, consumer discretionary and consumer staples sectors and the U.K., as well as positioning in continental Europe. Individual contributors included Adobe Systems, a creative software company and a top holding. The stock rose as the firm's shift to a cloud-based, subscription business model and an increase in Internet advertising and marketing helped drive strong revenue and earnings growth. Ireland-based pharmaceuticals firm Allergan stood out, as a series of deals this past year helped lift the company's earnings-growth prospects and stock price. By contrast, investment choices in health care and the United States detracted from relative results. One of the biggest disappointments was U.S.-based natural gas-focused exploration & production company Cabot Oil & Gas, which declined alongside energy prices. Cabot and Allergan were no longer in the portfolio at period end. In industrials, an out-of-index stake in low-cost airline operator Spirit Airlines hurt, as dramatically lower fuel prices reduced expenses for the major airlines, erasing some of Spirit's advantage.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.28%
Actual		$ 1,000.00	$ 983.70	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.51
Class T	1.58%
Actual		$ 1,000.00	$ 981.80	$ 7.89
HypotheticalA		$ 1,000.00	$ 1,017.24	$ 8.03
Class B	2.10%
Actual		$ 1,000.00	$ 979.60	$ 10.48
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.10%
Actual		$ 1,000.00	$ 979.50	$ 10.48
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Worldwide	.97%
Actual		$ 1,000.00	$ 984.70	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Class I	1.00%
Actual		$ 1,000.00	$ 985.00	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	97.2
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	1.5	2.7
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	3.0	0.8
Adobe Systems, Inc. (United States of America, Software)	2.9	2.6
Total SA (France, Oil, Gas & Consumable Fuels)	2.2	0.7
Visa, Inc. Class A (United States of America, IT Services)	1.7	1.2
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.7	0.0
MasterCard, Inc. Class A (United States of America, IT Services)	1.7	1.1
Zebra Technologies Corp. Class A (United States of America, Electronic Equipment & Components)	1.6	1.9
Amazon.com, Inc. (United States of America, Internet & Catalog Retail)	1.5	0.7
Facebook, Inc. Class A (United States of America, Internet Software & Services)	1.5	1.3
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.5	0.3
	19.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.9	16.8
Financials	17.0	18.9
Consumer Discretionary	16.1	13.1
Health Care	12.9	17.6
Consumer Staples	10.5	11.2
Industrials	8.4	7.2
Energy	6.1	6.6
Telecommunication Services	2.7	3.1
Materials	2.3	1.4
Utilities	0.6	1.4

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 0.7%
1-Page Ltd. (a)	188,555	$ 634,294
Ansell Ltd.	120,679	1,717,260
Australia & New Zealand Banking Group Ltd.	192,743	3,727,709
Flight Centre Travel Group Ltd.	29,840	802,804
Mantra Group Ltd.	551,523	1,613,464
Ramsay Health Care Ltd.	80,656	3,545,447
TOTAL AUSTRALIA		12,040,978
Austria - 0.2%
Andritz AG	28,200	1,420,264
Erste Group Bank AG (a)	33,900	994,208
TOTAL AUSTRIA		2,414,472
Bailiwick of Jersey - 0.8%
Integrated Diagnostics Holdings PLC (a)	332,800	1,833,728
Regus PLC	731,421	3,772,811
Shire PLC	40,800	3,089,820
Wizz Air Holdings PLC	17,000	496,626
Wolseley PLC	64,103	3,763,572
TOTAL BAILIWICK OF JERSEY		12,956,557
Belgium - 0.8%
Anheuser-Busch InBev SA NV	74,311	8,867,131
KBC Groep NV	64,064	3,902,818
TOTAL BELGIUM		12,769,949
Bermuda - 0.5%
PAX Global Technology Ltd.	2,802,000	3,664,067
Signet Jewelers Ltd.	32,000	4,830,080
TOTAL BERMUDA		8,494,147
Canada - 1.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	52,000	2,236,923
Canadian Pacific Railway Ltd.	74,000	10,398,822
Constellation Software, Inc.	14,600	6,308,504
Entertainment One Ltd.	211,322	715,725
Imperial Oil Ltd.	79,300	2,638,684
PrairieSky Royalty Ltd. (e)	97,200	1,912,631
Suncor Energy, Inc.	39,400	1,172,418
TOTAL CANADA		25,383,707
Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	118,800	9,959,004
Baidu.com, Inc. sponsored ADR (a)	3,000	562,410
CK Hutchison Holdings Ltd.	80,028	1,095,864
Ctrip.com International Ltd. sponsored ADR (a)	9,600	892,512
Lee's Pharmaceutical Holdings Ltd.	433,629	559,874
Qunar Cayman Islands Ltd. sponsored ADR (a)	33,300	1,616,382

	Shares	Value
Regina Miracle International Holdings Ltd.	1,143,490	$ 1,036,819
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	53,700	2,400,390
TOTAL CAYMAN ISLANDS		18,123,255
Chile - 0.2%
Vina San Pedro SA	364,985,751	2,877,453
China - 0.2%
Jiangsu Hengrui Medicine Co. Ltd.	264,160	2,191,728
Kweichow Moutai Co. Ltd.	41,800	1,411,326
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	50,259	159,687
TOTAL CHINA		3,762,741
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	31,822	13,981
Denmark - 0.8%
NNIT A/S	121,582	2,796,493
Novo Nordisk A/S Series B	203,980	10,832,053
TOTAL DENMARK		13,628,546
Finland - 0.3%
Sampo Oyj (A Shares)	99,200	4,852,113
France - 5.5%
Accor SA	107,169	5,331,461
Air Liquide SA	27,000	3,500,516
ALTEN	6,700	347,753
Atos Origin SA	28,134	2,244,519
AXA SA	236,800	6,319,745
Capgemini SA	54,900	4,891,845
Cegedim SA (a)	35,010	1,241,585
Havas SA	324,941	2,819,266
Numericable Group SA (a)	44,565	2,019,043
Rexel SA	80,110	1,094,996
Safran SA	39,500	3,000,185
Sanofi SA	64,239	6,480,164
Sodexo SA	27,200	2,421,852
SR Teleperformance SA	18,900	1,485,596
Total SA (e)	730,931	35,346,975
Unibail-Rodamco	9,900	2,766,269
VINCI SA	92,300	6,229,929
Vivendi SA	73,151	1,759,780
TOTAL FRANCE		89,301,479
Germany - 2.4%
Aareal Bank AG	63,891	2,434,431
Axel Springer Verlag AG	36,537	2,054,698
Beiersdorf AG	15,300	1,454,154
Continental AG	18,900	4,545,326
Deutsche Boerse AG	34,100	3,140,463
Deutsche Telekom AG	208,000	3,896,171
Common Stocks - continued
	Shares	Value
Germany - continued
Fresenius SE & Co. KGaA	29,600	$ 2,175,079
GEA Group AG	48,856	1,959,064
KION Group AG	95,589	4,310,743
LEG Immobilien AG	24,615	1,963,775
OSRAM Licht AG	65,870	3,875,940
ProSiebenSat.1 Media AG	74,400	4,024,429
Rational AG	5,400	2,143,955
United Internet AG	28,291	1,470,112
TOTAL GERMANY		39,448,340
Greece - 0.1%
Folli Follie SA	59,300	1,193,981
Hong Kong - 1.3%
AIA Group Ltd.	1,895,800	11,115,703
China Resources Beer Holdings Co. Ltd.	1,402,000	2,647,215
Techtronic Industries Co. Ltd.	2,162,500	7,905,402
TOTAL HONG KONG		21,668,320
India - 1.3%
Bharti Infratel Ltd. (a)	702,057	4,169,741
HDFC Bank Ltd. sponsored ADR	89,493	5,471,602
Housing Development Finance Corp. Ltd.	454,567	8,707,272
Lupin Ltd.	31,060	914,512
Sun Pharmaceutical Industries Ltd.	20,398	277,191
Titan Co. Ltd. (a)	141,228	766,156
TOTAL INDIA		20,306,474
Ireland - 1.8%
Alkermes PLC (a)	147,795	10,629,416
Bank of Ireland (a)	3,692,100	1,360,106
Dalata Hotel Group PLC (a)	29,200	145,136
Glanbia PLC	166,800	3,235,557
Greencore Group PLC	2,008,941	9,352,890
Kerry Group PLC Class A	59,000	4,797,828
Prothena Corp. PLC (a)	6,300	324,513
TOTAL IRELAND		29,845,446
Isle of Man - 0.3%
Optimal Payments PLC (a)	781,288	3,661,478
Playtech Ltd.	94,225	1,243,402
TOTAL ISLE OF MAN		4,904,880
Israel - 0.8%
Bezeq The Israel Telecommunication Corp. Ltd.	1,881,713	4,045,842
Frutarom Industries Ltd.	66,100	2,856,421
Partner Communications Co. Ltd. (a)	137,600	624,493
Teva Pharmaceutical Industries Ltd. sponsored ADR	99,500	5,889,405
TOTAL ISRAEL		13,416,161
Italy - 1.2%
De Longhi SpA	168,300	4,123,384
Intesa Sanpaolo SpA	1,622,700	5,652,986

	Shares	Value
Mediaset SpA	1,109,900	$ 5,638,717
Telecom Italia SpA (a)	2,866,200	3,998,587
TOTAL ITALY		19,413,674
Japan - 6.9%
A/S One Corp.	67,300	2,388,928
ACOM Co. Ltd. (a)(e)	315,100	1,725,106
Ain Holdings, Inc.	37,900	1,794,140
Aozora Bank Ltd.	678,000	2,478,129
Asahi Group Holdings	79,900	2,464,611
Astellas Pharma, Inc.	433,700	6,294,930
Broadleaf Co. Ltd.	107,900	1,235,950
Coca-Cola Central Japan Co. Ltd.	33,700	473,632
Daiichikosho Co. Ltd.	46,200	1,540,864
Dentsu, Inc.	82,800	4,654,862
Don Quijote Holdings Co. Ltd.	71,000	2,608,126
Hitachi Ltd.	1,000	5,769
Hoya Corp.	183,500	7,572,454
Japan Exchange Group, Inc.	115,400	1,856,897
Japan Tobacco, Inc.	58,300	2,017,867
KDDI Corp.	324,000	7,840,260
Keyence Corp.	7,660	3,987,861
Misumi Group, Inc.	201,700	2,626,558
Mitsubishi UFJ Financial Group, Inc.	1,167,200	7,548,906
Monex Group, Inc.	841,700	2,366,034
NEC Corp.	1,525,000	4,704,599
Nidec Corp.	44,200	3,330,740
Nippon Kanzai Co. Ltd.	107,000	1,647,422
Olympus Corp.	116,000	3,912,834
ORIX Corp.	297,000	4,337,323
Sanken Electric Co. Ltd.	88,000	305,849
Seven & i Holdings Co. Ltd.	60,900	2,766,371
Seven Bank Ltd.	701,100	3,194,601
Shinsei Bank Ltd.	2,110,000	4,424,192
SoftBank Corp.	36,800	2,061,827
Sony Corp.	145,700	4,141,585
Sundrug Co. Ltd.	41,400	2,180,931
Tsuruha Holdings, Inc.	61,000	4,832,667
United Arrows Ltd.	54,500	2,347,910
VT Holdings Co. Ltd.	280,200	1,732,765
Welcia Holdings Co. Ltd.	63,800	3,144,398
TOTAL JAPAN		112,547,898
Kenya - 0.1%
Safaricom Ltd.	8,701,000	1,223,512
Luxembourg - 0.4%
Eurofins Scientific SA	5,600	2,027,535
Grand City Properties SA	196,600	3,926,032
TOTAL LUXEMBOURG		5,953,567
Marshall Islands - 0.1%
Hoegh LNG Partners LP	49,800	797,796
Netherlands - 3.1%
AerCap Holdings NV (a)	145,900	6,054,850
Common Stocks - continued
	Shares	Value
Netherlands - continued
Arcadis NV	75,300	$ 1,900,344
IMCD Group BV	127,200	4,758,564
ING Groep NV (Certificaten Van Aandelen)	302,900	4,408,367
LyondellBasell Industries NV Class A	246,000	22,855,860
Unilever NV (Certificaten Van Aandelen) (Bearer)	245,700	11,109,966
TOTAL NETHERLANDS		51,087,951
New Zealand - 0.3%
EBOS Group Ltd.	210,137	1,942,317
Ryman Healthcare Group Ltd.	459,616	2,455,597
TOTAL NEW ZEALAND		4,397,914
Philippines - 0.1%
SM Investments Corp.	106,630	1,990,689
Portugal - 0.1%
NOS SGPS SA	224,600	1,866,932
Singapore - 0.2%
Avago Technologies Ltd.	29,000	3,570,770
South Africa - 0.8%
Distell Group Ltd.	126,410	1,627,007
EOH Holdings Ltd.	184,122	2,035,600
Naspers Ltd. Class N	68,300	10,003,909
TOTAL SOUTH AFRICA		13,666,516
Spain - 1.1%
Amadeus IT Holding SA Class A	108,400	4,620,272
Atresmedia Corporacion de Medios de Comunicacion SA	140,600	1,804,308
Hispania Activos Inmobiliarios SA (a)	76,100	1,146,462
Inditex SA	133,345	5,000,913
Mediaset Espana Comunicacion SA	215,200	2,616,107
Merlin Properties Socimi SA	162,800	2,087,408
TOTAL SPAIN		17,275,470
Sweden - 1.3%
ASSA ABLOY AB (B Shares)	177,600	3,533,011
Getinge AB (B Shares)	175,300	4,388,886
HEXPOL AB (B Shares)	189,000	1,840,546
Nordea Bank AB	331,200	3,663,395
Sandvik AB	215,700	2,017,245
Svenska Cellulosa AB (SCA) (B Shares)	101,100	2,977,797
Svenska Handelsbanken AB (A Shares)	180,600	2,452,815
TOTAL SWEDEN		20,873,695
Switzerland - 2.6%
ACE Ltd.	56,000	6,358,240
Credit Suisse Group AG (h)(i)	256,136	5,895,183
EFG International	121,135	1,216,926
GAM Holding Ltd.	88,177	1,614,653
Julius Baer Group Ltd.	59,790	2,964,538
Novartis AG	136,929	12,404,225

	Shares	Value
Partners Group Holding AG	13,818	$ 5,004,648
Schindler Holding AG (participation certificate)	10,829	1,759,459
Syngenta AG (Switzerland)	6,516	2,189,183
UBS Group AG	124,795	2,497,289
TOTAL SWITZERLAND		41,904,344
Taiwan - 0.0%
JHL Biotech, Inc. (a)	309,104	689,331
United Kingdom - 8.9%
AA PLC	246,910	1,053,982
Aberdeen Asset Management PLC	250,042	1,336,406
Al Noor Hospitals Group PLC	200,902	3,642,196
Associated British Foods PLC	48,600	2,588,547
Aviva PLC	413,900	3,093,313
B&M European Value Retail S.A.	541,137	2,781,279
Barclays PLC	1,052,481	3,749,760
BCA Marketplace PLC	511,600	1,393,996
BG Group PLC	132,400	2,091,726
BT Group PLC	385,900	2,755,912
BTG PLC (a)	117,300	998,180
Bunzl PLC	134,200	3,845,950
Compass Group PLC	131,200	2,255,447
Diploma PLC	147,500	1,458,681
Essentra PLC	156,700	2,034,009
Hikma Pharmaceuticals PLC	151,087	5,040,296
Hilton Food Group PLC	350,100	2,509,671
Howden Joinery Group PLC	711,100	5,082,130
HSBC Holdings PLC (United Kingdom)	677,300	5,291,725
Imperial Tobacco Group PLC	259,859	14,016,946
ITV PLC	1,407,500	5,476,580
JUST EAT Ltd. (a)	44,100	289,614
Liberty Global PLC Class A (a)	41,200	1,834,224
Lloyds Banking Group PLC	4,617,400	5,240,805
London Stock Exchange Group PLC	127,281	4,993,707
Melrose PLC	678,228	2,783,271
Micro Focus International PLC	210,900	4,083,550
Next PLC	56,500	6,968,032
Persimmon PLC	92,000	2,828,034
Poundland Group PLC	453,918	1,924,340
Reckitt Benckiser Group PLC	46,700	4,557,477
Rex Bionics PLC (a)	100,000	74,768
Rio Tinto PLC	87,600	3,192,606
Royal Dutch Shell PLC Class A (United Kingdom)	70,700	1,845,792
SABMiller PLC	46,300	2,851,474
Schroders PLC	37,600	1,729,071
Shawbrook Group Ltd.	574,700	3,006,054
Spirax-Sarco Engineering PLC	33,846	1,586,702
St. James's Place Capital PLC	335,400	4,986,973
Taylor Wimpey PLC	761,900	2,325,599
The Restaurant Group PLC	123,700	1,367,290
Virgin Money Holdings Uk PLC	423,100	2,529,429
Vodafone Group PLC	1,977,009	6,506,212
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Whitbread PLC	45,053	$ 3,449,071
Workspace Group PLC	48,900	721,804
TOTAL UNITED KINGDOM		144,172,631
United States of America - 50.1%
Adobe Systems, Inc. (a)	525,200	46,564,232
Alaska Air Group, Inc.	113,400	8,646,750
Alnylam Pharmaceuticals, Inc. (a)	4,400	378,180
Alphabet, Inc. Class A (a)	66,000	48,667,744
Amazon.com, Inc. (a)	40,000	25,036,000
American Tower Corp.	168,000	17,174,640
Amgen, Inc.	12,000	1,898,160
Amphenol Corp. Class A	38,000	2,060,360
ANSYS, Inc. (a)	56,000	5,337,360
Apple, Inc.	178,000	21,271,000
AutoZone, Inc. (a)	28,100	22,041,921
bluebird bio, Inc. (a)	26,920	2,076,340
Bristol-Myers Squibb Co.	164,900	10,875,155
Capital One Financial Corp.	134,000	10,572,600
Chevron Corp.	258,900	23,528,832
Chimerix, Inc. (a)	10,900	427,062
Cognizant Technology Solutions Corp. Class A (a)	191,000	13,009,010
Constellation Brands, Inc. Class A (sub. vtg.)	81,200	10,945,760
Costco Wholesale Corp.	38,000	6,008,560
CVS Health Corp.	88,000	8,692,640
Discover Financial Services	214,000	12,031,080
Dyax Corp. (a)	18,000	495,540
Dynegy, Inc. (a)	438,500	8,520,055
E*TRADE Financial Corp. (a)	410,700	11,709,057
Edwards Lifesciences Corp. (a)	4,000	628,600
Electronic Arts, Inc. (a)	91,000	6,558,370
Estee Lauder Companies, Inc. Class A	161,000	12,954,060
Exxon Mobil Corp.	333,000	27,552,420
Facebook, Inc. Class A (a)	242,500	24,727,725
Gibraltar Industries, Inc. (a)	17,000	430,440
Home Depot, Inc.	44,000	5,440,160
Illumina, Inc. (a)	17,818	2,552,963
Intercept Pharmaceuticals, Inc. (a)	43,600	6,853,920
Isis Pharmaceuticals, Inc. (a)(e)	29,000	1,396,350
JPMorgan Chase & Co.	284,000	18,247,000
L Brands, Inc.	48,000	4,607,040
Las Vegas Sands Corp.	187,000	9,258,370
Level 3 Communications, Inc. (a)	138,000	7,031,100
lululemon athletica, Inc. (a)	49,200	2,419,164
MasterCard, Inc. Class A	274,000	27,123,260
McGraw Hill Financial, Inc.	143,649	13,307,643
Medivation, Inc. (a)	326,000	13,711,560
Microsoft Corp.	342,000	18,002,880
Monster Beverage Corp. (a)	10,700	1,458,624
Moody's Corp.	9,000	865,440
Netflix, Inc. (a)	22,100	2,395,198

	Shares	Value
Neurocrine Biosciences, Inc. (a)	245,700	$ 12,061,413
NIKE, Inc. Class B	90,000	11,792,700
Norfolk Southern Corp.	85,000	6,802,550
O'Reilly Automotive, Inc. (a)	39,000	10,774,140
PayPal Holdings, Inc. (a)	537,000	19,337,370
Post Holdings, Inc. (a)	193,800	12,455,526
Prestige Brands Holdings, Inc. (a)	436,000	21,368,360
Priceline Group, Inc. (a)	1,000	1,454,240
Proto Labs, Inc. (a)(e)	26,000	1,685,840
Reynolds American, Inc.	351,000	16,960,320
Salesforce.com, Inc. (a)	76,300	5,929,273
SBA Communications Corp. Class A (a)	18,000	2,142,360
ServiceMaster Global Holdings, Inc. (a)	124,000	4,420,600
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	21,000	655,200
Snap-On, Inc.	55,000	9,123,950
Spirit Airlines, Inc. (a)	135,400	5,026,048
Starbucks Corp.	34,000	2,127,380
The Cooper Companies, Inc.	68,800	10,482,368
The Walt Disney Co.	69,000	7,848,060
TJX Companies, Inc.	62,000	4,537,780
Total System Services, Inc.	50,980	2,673,901
Twitter, Inc. (a)	19,000	540,740
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	48,000	8,350,080
Ultragenyx Pharmaceutical, Inc. (a)	21,700	2,155,895
Union Pacific Corp.	182,000	16,261,700
UnitedHealth Group, Inc.	146,000	17,195,880
Visa, Inc. Class A	360,000	27,928,800
WageWorks, Inc. (a)	66,000	3,169,320
Wells Fargo & Co.	261,000	14,130,540
Workday, Inc. Class A (a)	35,000	2,763,950
Zebra Technologies Corp. Class A (a)	337,000	25,915,300
TOTAL UNITED STATES OF AMERICA		813,561,909
TOTAL COMMON STOCKS (Cost $1,391,725,586)		1,592,397,579
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.3%
United States of America - 0.3%
American Tower Corp. 5.50%	34,000	3,553,000
Dynegy, Inc. 5.375%	9,900	720,522
TOTAL UNITED STATES OF AMERICA		4,273,522
Nonconvertible Preferred Stocks - 0.1%
Cayman Islands - 0.1%
China Internet Plus Holdings Ltd. (i)	369,166	1,424,981
TOTAL PREFERRED STOCKS (Cost $5,556,878)		5,698,503
Preferred Securities - 0.1%
		Principal Amount (d)	Value
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $1,935,052)	EUR	1,260,000	$ 1,497,943
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	54,906,802	54,906,802
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	3,810,039	3,810,039
TOTAL MONEY MARKET FUNDS (Cost $58,716,841)		58,716,841
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,457,934,357)		1,658,310,866
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(33,926,042)
NET ASSETS - 100%		$ 1,624,384,824
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,497,943 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,728,093 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd.	1/26/15	$ 1,166,878
Credit Suisse Group AG	10/21/15	$ 6,073,369
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 58,863
Fidelity Securities Lending Cash Central Fund	186,059
Total	$ 244,922
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 256,843,734	$ 222,252,769	$ 33,165,984	$ 1,424,981
Consumer Staples	168,429,156	128,133,906	40,295,250	-
Energy	96,887,274	57,602,781	39,284,493	-
Financials	271,860,372	185,370,616	86,489,756	-
Health Care	215,288,881	150,932,382	64,356,499	-
Industrials	136,542,433	115,554,392	20,988,041	-
Information Technology	358,238,497	343,700,108	14,538,389	-
Materials	38,469,141	33,087,352	5,381,789	-
Telecommunication Services	46,296,017	15,067,307	31,228,710	-
Utilities	9,240,577	9,240,577	-	-
Preferred Securities	1,497,943	-	1,497,943	-
Money Market Funds	58,716,841	58,716,841	-	-
Total Investments in Securities:	$ 1,658,310,866	$ 1,319,659,031	$ 337,226,854	$ 1,424,981

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 22,340,327
Level 2 to Level 1	$ 4,941,025

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $3,718,722) - See accompanying schedule: Unaffiliated issuers (cost $1,399,217,516)	$ 1,599,594,025
Fidelity Central Funds (cost $58,716,841)	58,716,841
Total Investments (cost $1,457,934,357)		$ 1,658,310,866
Receivable for investments sold		24,429,928
Receivable for fund shares sold		869,836
Dividends receivable		2,016,673
Distributions receivable from Fidelity Central Funds		20,549
Prepaid expenses		4,495
Other receivables		132,010
Total assets		1,685,784,357

Liabilities
Payable to custodian bank	$ 51
Payable for investments purchased
Regular delivery	47,765,433
Delayed delivery	6,073,369
Payable for fund shares redeemed	2,211,118
Accrued management fee	954,828
Distribution and service plan fees payable	21,353
Other affiliated payables	295,606
Other payables and accrued expenses	267,736
Collateral on securities loaned, at value	3,810,039
Total liabilities		61,399,533

Net Assets		$ 1,624,384,824
Net Assets consist of:
Paid in capital		$ 1,369,002,875
Undistributed net investment income		7,891,849
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,070,072
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		200,420,028
Net Assets		$ 1,624,384,824

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($31,043,159 ÷ 1,356,909 shares)	$ 22.88

Maximum offering price per share (100/94.25 of $22.88)	$ 24.28
Class T: Net Asset Value and redemption price per share ($13,055,294 ÷ 574,550 shares)	$ 22.72

Maximum offering price per share (100/96.50 of $22.72)	$ 23.54
Class B: Net Asset Value and offering price per share ($366,643 ÷ 16,262 shares)A	$ 22.55

Class C: Net Asset Value and offering price per share ($11,230,911 ÷ 499,657 shares)A	$ 22.48

Worldwide: Net Asset Value, offering price and redemption price per share ($1,543,516,102 ÷ 66,692,555 shares)	$ 23.14

Class I: Net Asset Value, offering price and redemption price per share ($25,172,715 ÷ 1,093,063 shares)	$ 23.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 25,800,626
Interest		13,893
Income from Fidelity Central Funds		244,922
Income before foreign taxes withheld		26,059,441
Less foreign taxes withheld		(1,294,832)
Total income		24,764,609

Expenses
Management fee
Basic fee	$ 10,952,903
Performance adjustment	823,921
Transfer agent fees	3,064,718
Distribution and service plan fees	246,055
Accounting and security lending fees	507,363
Custodian fees and expenses	197,231
Independent trustees' compensation	6,980
Registration fees	105,501
Audit	71,877
Legal	5,664
Miscellaneous	13,615
Total expenses before reductions	15,995,828
Expense reductions	(175,356)	15,820,472
Net investment income (loss)		8,944,137
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $44,774)	59,083,648
Foreign currency transactions	(268,088)
Futures contracts	1,716,123
Total net realized gain (loss)		60,531,683
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,185,698)
Assets and liabilities in foreign currencies	228,452
Futures contracts	(1,511,445)
Total change in net unrealized appreciation (depreciation)		(24,468,691)
Net gain (loss)		36,062,992
Net increase (decrease) in net assets resulting from operations		$ 45,007,129

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,944,137	$ 6,845,203
Net realized gain (loss)	60,531,683	172,831,675
Change in net unrealized appreciation (depreciation)	(24,468,691)	(78,801,440)
Net increase (decrease) in net assets resulting from operations	45,007,129	100,875,438
Distributions to shareholders from net investment income	(4,942,326)	(5,150,888)
Distributions to shareholders from net realized gain	(154,486,836)	(120,193,686)
Total distributions	(159,429,162)	(125,344,574)
Share transactions - net increase (decrease)	128,269,740	109,931,356
Redemption fees	21,658	28,125
Total increase (decrease) in net assets	13,869,365	85,490,345

Net Assets
Beginning of period	1,610,515,459	1,525,025,114
End of period (including undistributed net investment income of $7,891,849 and undistributed net investment income of $4,393,839, respectively)	$ 1,624,384,824	$ 1,610,515,459

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.64	$ 25.18	$ 19.69	$ 17.89	$ 17.50
Income from Investment Operations
Net investment income (loss)C	.06	.02	.02	.10	.05
Net realized and unrealized gain (loss)	.58	1.46	5.66	1.72	.47
Total from investment operations	.64	1.48	5.68	1.82	.52
Distributions from net investment income	-	(.04)	(.11)	(.02)	(.08)
Distributions from net realized gain	(2.40)	(1.98)	(.08)	-	(.05)
Total distributions	(2.40)	(2.02)	(.19)	(.02)	(.13)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.88	$ 24.64	$ 25.18	$ 19.69	$ 17.89
Total ReturnA, B	2.73%	6.29%	29.10%	10.20%	2.94%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.27%	1.31%	1.45%	1.43%	1.41%
Expenses net of fee waivers, if any	1.26%	1.31%	1.45%	1.43%	1.40%
Expenses net of all reductions	1.26%	1.31%	1.42%	1.41%	1.38%
Net investment income (loss)	.27%	.10%	.09%	.52%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,043	$ 33,788	$ 28,661	$ 18,723	$ 13,153
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.49	$ 25.05	$ 19.61	$ 17.83	$ 17.46
Income from Investment Operations
Net investment income (loss)C	(.01)	(.04)	(.04)	.05	.01
Net realized and unrealized gain (loss)	.57	1.46	5.63	1.73	.45
Total from investment operations	.56	1.42	5.59	1.78	.46
Distributions from net investment income	-	-	(.07)	-	(.04)
Distributions from net realized gain	(2.33)	(1.98)	(.08)	-	(.05)
Total distributions	(2.33)	(1.98)	(.15)	-	(.09)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.72	$ 24.49	$ 25.05	$ 19.61	$ 17.83
Total ReturnA, B	2.36%	6.05%	28.73%	9.98%	2.61%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.57%	1.58%	1.71%	1.68%	1.66%
Expenses net of fee waivers, if any	1.56%	1.58%	1.70%	1.68%	1.65%
Expenses net of all reductions	1.56%	1.58%	1.68%	1.66%	1.63%
Net investment income (loss)	(.04)%	(.17)%	(.16)%	.26%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,055	$ 12,160	$ 9,822	$ 5,550	$ 2,187
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.21	$ 24.82	$ 19.44	$ 17.77	$ 17.39
Income from Investment Operations
Net investment income (loss)C	(.13)	(.17)	(.14)	(.04)	(.09)
Net realized and unrealized gain (loss)	.57	1.45	5.59	1.71	.47
Total from investment operations	.44	1.28	5.45	1.67	.38
Distributions from net investment income	-	-	-	-	-
Distributions from net realized gain	(2.10)	(1.89)	(.07)	-	-
Total distributions	(2.10)	(1.89)	(.07)	-	-
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.55	$ 24.21	$ 24.82	$ 19.44	$ 17.77
Total ReturnA, B	1.88%	5.49%	28.13%	9.40%	2.19%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.08%	2.09%	2.19%	2.18%	2.16%
Expenses net of fee waivers, if any	2.08%	2.09%	2.19%	2.18%	2.16%
Expenses net of all reductions	2.07%	2.09%	2.17%	2.16%	2.13%
Net investment income (loss)	(.55)%	(.68)%	(.65)%	(.23)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 367	$ 573	$ 710	$ 304	$ 256
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.12	$ 24.78	$ 19.41	$ 17.74	$ 17.36
Income from Investment Operations
Net investment income (loss)C	(.12)	(.15)	(.14)	(.04)	(.09)
Net realized and unrealized gain (loss)	.57	1.44	5.58	1.71	.47
Total from investment operations	.45	1.29	5.44	1.67	.38
Distributions from net investment income	-	-	-	-	-
Distributions from net realized gain	(2.09)	(1.95)	(.07)	-	-
Total distributions	(2.09)	(1.95)	(.07)	-	-
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.48	$ 24.12	$ 24.78	$ 19.41	$ 17.74
Total ReturnA, B	1.90%	5.55%	28.12%	9.41%	2.19%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.07%	2.04%	2.15%	2.18%	2.16%
Expenses net of fee waivers, if any	2.07%	2.04%	2.14%	2.18%	2.15%
Expenses net of all reductions	2.06%	2.03%	2.12%	2.16%	2.13%
Net investment income (loss)	(.54)%	(.63)%	(.60)%	(.23)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,231	$ 9,229	$ 10,778	$ 1,726	$ 1,297
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.92	$ 25.41	$ 19.85	$ 18.02	$ 17.58
Income from Investment Operations
Net investment income (loss)B	.13	.11	.10	.16	.11
Net realized and unrealized gain (loss)	.58	1.47	5.70	1.74	.48
Total from investment operations	.71	1.58	5.80	1.90	.59
Distributions from net investment income	(.08)	(.09)	(.16)	(.07)	(.10)
Distributions from net realized gain	(2.41)	(1.98)	(.08)	-	(.05)
Total distributions	(2.49)	(2.07)	(.24)	(.07)	(.15)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 23.14	$ 24.92	$ 25.41	$ 19.85	$ 18.02
Total Return A	3.01%	6.64%	29.54%	10.56%	3.32%
Ratios to Average Net AssetsC, E
Expenses before reductions	.96%	.98%	1.11%	1.11%	1.08%
Expenses net of fee waivers, if any	.96%	.97%	1.11%	1.11%	1.08%
Expenses net of all reductions	.95%	.97%	1.08%	1.09%	1.05%
Net investment income (loss)	.57%	.44%	.43%	.84%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543,516	$ 1,535,658	$ 1,464,415	$ 1,081,240	$ 1,114,694
Portfolio turnover rateD	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.81	$ 25.31	$ 19.78	$ 17.98	$ 17.57
Income from Investment Operations
Net investment income (loss)B	.13	.10	.08	.14	.10
Net realized and unrealized gain (loss)	.58	1.47	5.68	1.74	.47
Total from investment operations	.71	1.57	5.76	1.88	.57
Distributions from net investment income	(.07)	(.09)	(.15)	(.08)	(.11)
Distributions from net realized gain	(2.41)	(1.98)	(.08)	-	(.05)
Total distributions	(2.49) G	(2.07)	(.23)	(.08)	(.16)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 23.03	$ 24.81	$ 25.31	$ 19.78	$ 17.98
Total Return A	3.00%	6.63%	29.44%	10.49%	3.23%
Ratios to Average Net AssetsC, E
Expenses before reductions	.98%	1.01%	1.17%	1.18%	1.13%
Expenses net of fee waivers, if any	.98%	1.01%	1.17%	1.18%	1.13%
Expenses net of all reductions	.97%	1.00%	1.14%	1.16%	1.10%
Net investment income (loss)	.55%	.40%	.37%	.77%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,173	$ 19,107	$ 10,639	$ 4,291	$ 3,086
Portfolio turnover rateD	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 249,129,093
Gross unrealized depreciation	(54,272,220)
Net unrealized appreciation (depreciation) on securities	$ 194,856,873
Tax Cost	$ 1,463,453,993

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,871,809
Undistributed long-term capital gain	$ 52,589,709
Net unrealized appreciation (depreciation) on securities and other investments	$ 194,952,413

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 43,407,278	$ 60,576,806
Long-term Capital Gains	116,021,884	64,767,768
Total	$ 159,429,162	$ 125,344,574

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $1,716,123 and a change in net unrealized appreciation (depreciation) of $(1,511,445) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,378,152,592 and $2,382,265,479, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 75,585	$ 1,784
Class T	.25%	.25%	63,648	36
Class B	.75%	.25%	4,593	3,448
Class C	.75%	.25%	102,229	23,318
			$ 246,055	$ 28,586

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,685
Class T	4,862
Class B A	379
Class C A	1,291
$ 24,217

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 71,655.24
Class T	36,620.29
Class B	1,358.30
Class C	29,821.29
Worldwide	2,881,486.19
Class I	43,778.20
	$ 3,064,718

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,897 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,330 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $186,059, including $2,983 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,553 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,655 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 576
Class T	201
Class B	2
Class C	222
Worldwide	35,767
Class I	361
$ 37,129

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ -	$ 57,794
Worldwide	4,895,242	5,057,508
Class I	47,084	35,586
Total	$ 4,942,326	$ 5,150,888
From net realized gain
Class A	$ 3,318,115	$ 2,599,391
Class T	1,143,314	810,701
Class B	47,493	53,916
Class C	790,219	885,815
Worldwide	147,652,391	115,043,586
Class I	1,535,304	800,277
Total	$ 154,486,836	$ 120,193,686

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	416,197	709,213	$ 9,650,572	$ 17,501,865
Reinvestment of distributions	143,319	85,789	3,239,009	2,012,595
Shares redeemed	(573,622)	(562,117)	(12,962,950)	(13,679,354)
Net increase (decrease)	(14,106)	232,885	$ (73,369)	$ 5,835,106
Class T
Shares sold	129,216	155,056	$ 2,974,281	$ 3,796,964
Reinvestment of distributions	50,075	34,508	1,126,698	806,094
Shares redeemed	(101,388)	(85,012)	(2,303,572)	(2,065,257)
Net increase (decrease)	77,903	104,552	$ 1,797,407	$ 2,537,801
Class B
Shares sold	3,860	2,039	$ 90,877	$ 49,170
Reinvestment of distributions	1,857	2,097	41,646	48,630
Shares redeemed	(13,140)	(9,052)	(300,445)	(216,921)
Net increase (decrease)	(7,423)	(4,916)	$ (167,922)	$ (119,121)
Class C
Shares sold	216,209	248,585	$ 4,944,508	$ 5,972,479
Reinvestment of distributions	31,721	37,261	709,279	860,745
Shares redeemed	(130,941)	(338,100)	(2,958,600)	(8,231,135)
Net increase (decrease)	116,989	(52,254)	$ 2,695,187	$ (1,397,911)
Worldwide
Shares sold	10,346,856	11,485,871	$ 242,784,559	$ 284,805,787
Reinvestment of distributions	6,500,654	4,935,503	148,214,908	116,724,635
Shares redeemed	(11,769,221)	(12,442,606)	(274,209,696)	(307,898,131)
Net increase (decrease)	5,078,289	3,978,768	$ 116,789,771	$ 93,632,291
Class I
Shares sold	842,969	1,351,408	$ 19,464,651	$ 33,384,372
Reinvestment of distributions	64,929	32,218	1,473,244	758,744
Shares redeemed	(584,975)	(1,033,793)	(13,709,229)	(24,699,926)
Net increase (decrease)	322,923	349,833	$ 7,228,666	$ 9,443,190

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.068	$0.75
Class T	12/07/15	12/04/15	$0.004	$0.75
Class B	12/07/15	12/04/15	$0.000	$0.75
Class C	12/07/15	12/04/15	$0.000	$0.75

Class A designates 18%, Class T designates 20%, Class B designates 36% and Class C designates 38% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 51%, Class T designates 58%, Class B designates 100% and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $56,813,003, or, if subsequently determined to be different, the net capital gain of such year.

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Worldwide Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Worldwide Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management (U.K.) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)

AWLD-UANN-1215
1.883445.106

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Overseas
Fund -

Class K

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	8.47%	8.05%	5.07%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Fidelity Overseas Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Vincent Montemaggiore: For the year, the fund's share classes considerably outpaced the 0.08% return of the MSCI EAFE Index. Versus the MSCI benchmark, we added value in nine of 10 market sectors, with stock selection in financials and information technology helping the most. Only telecommunication services modestly detracted. Geographically, stock selection in the U.K., Japan, Italy and Israel bolstered relative results. The fund's large underweighting in Netherlands-based Royal Dutch Shell was its top relative contributor, as this major index name underperformed along with other oil-related businesses. Other contributors included Luxembourg-based telecommunications company Altice and Fresenius SE, a German health care conglomerate. A downward fair-value pricing adjustment affected fund performance by 0.69 percentage points. At the stock level, the biggest detractor was Gerry Weber International, which markets a quality-focused, mid-market women's fashion brand aimed at the 45-and-over market. Negatives here included a weak underlying market in Germany, coupled with online competition and a difficult transition while phasing out of the wholesale business to focus more on the firm's retail operations. Aryzta, a Swiss manufacturer of baked goods, not held at period end, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Overseas	1.03%
Actual		$ 1,000.00	$ 978.60	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class K	.91%
Actual		$ 1,000.00	$ 979.20	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.9
Short-Term Investments and Net Other Assets (Liabilities)	1.8	2.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.1	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	2.1
Sanofi SA (France, Pharmaceuticals)	1.7	1.6
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
Lloyds Banking Group PLC (United Kingdom, Banks)	1.3	1.2
Total SA (France, Oil, Gas & Consumable Fuels)	1.3	1.3
Prudential PLC (United Kingdom, Insurance)	1.3	1.3
BT Group PLC (United Kingdom, Diversified Telecommunication Services)	1.2	1.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.3
UBS Group AG (Switzerland, Capital Markets)	1.2	1.2
	14.7
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	22.5
Consumer Discretionary	16.2	15.0
Health Care	15.8	16.2
Consumer Staples	11.9	10.3
Industrials	11.3	12.9
Information Technology	9.6	10.3
Materials	5.5	4.7
Telecommunication Services	3.5	3.9
Energy	1.8	2.1

Annual Report

Fidelity Overseas Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 2.9%
Amcor Ltd.	3,177,621	$ 30,692,041
Ansell Ltd.	516,634	7,351,691
Austbrokers Holdings Ltd.	2,734,861	18,361,796
Australia & New Zealand Banking Group Ltd.	1,422,242	27,506,596
Flight Centre Travel Group Ltd. (d)	687,837	18,505,296
Life Healthcare Group Ltd.	1,346,638	2,939,940
Spotless Group Holdings Ltd.	16,981,251	25,931,586
TOTAL AUSTRALIA		131,288,946
Austria - 0.4%
Andritz AG	372,700	18,770,652
Bailiwick of Jersey - 2.7%
Delphi Automotive PLC	241,400	20,082,066
Regus PLC	5,580,170	28,783,597
Sanne Group PLC	145,000	686,243
Wolseley PLC	490,626	28,805,304
WPP PLC	2,005,133	44,948,731
TOTAL BAILIWICK OF JERSEY		123,305,941
Belgium - 1.7%
Anheuser-Busch InBev SA NV	448,412	53,506,584
KBC Groep NV	369,287	22,497,189
TOTAL BELGIUM		76,003,773
Canada - 0.9%
Constellation Software, Inc.	56,400	24,369,838
Open Text Corp.	346,500	16,061,001
TOTAL CANADA		40,430,839
Cayman Islands - 0.2%
Lifestyle International Holdings Ltd.	5,420,000	7,838,148
Regina Miracle International Holdings Ltd.	3,580,240	3,246,255
TOTAL CAYMAN ISLANDS		11,084,403
Denmark - 0.4%
NNIT A/S	756,426	17,398,462
France - 6.6%
ALTEN	293,900	15,254,433
AXA SA	1,296,400	34,598,470
Christian Dior SA	128,897	25,385,918
Ipsen SA	301,300	19,024,655
Publicis Groupe SA	358,900	23,308,879
Sanofi SA	779,390	78,621,638
Sodexo SA	281,800	25,091,094
Total SA	1,195,200	57,798,484
Zodiac Aerospace	757,300	19,153,594
TOTAL FRANCE		298,237,165
Germany - 5.9%
adidas AG	426,200	38,195,397
Bayer AG	518,597	69,202,894

	Shares	Value
CompuGroup Medical AG	464,618	$ 13,692,580
Continental AG	130,600	31,408,445
Deutsche Post AG	1,489,468	44,246,676
Fresenius SE & Co. KGaA	705,900	51,871,222
Gerry Weber International AG (Bearer) (d)	598,100	9,740,547
mutares AG	413,300	8,112,563
TOTAL GERMANY		266,470,324
Hong Kong - 1.6%
AIA Group Ltd.	8,572,200	50,261,648
Techtronic Industries Co. Ltd.	6,390,000	23,359,779
TOTAL HONG KONG		73,621,427
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	25,400,900	19,440,733
Ireland - 2.8%
Accenture PLC Class A	220,900	23,680,480
DCC PLC (United Kingdom)	307,600	24,681,910
Kerry Group PLC Class A	460,464	37,444,526
Medtronic PLC	349,700	25,849,824
United Drug PLC (United Kingdom)	2,088,200	15,297,492
TOTAL IRELAND		126,954,232
Israel - 1.4%
Frutarom Industries Ltd.	523,772	22,634,087
Teva Pharmaceutical Industries Ltd. sponsored ADR	663,900	39,296,241
TOTAL ISRAEL		61,930,328
Italy - 1.4%
DiaSorin S.p.A.	94,880	4,250,599
Mediaset SpA	3,920,400	19,917,133
OVS (a)	2,662,900	18,330,895
Recordati SpA	839,700	20,877,534
TOTAL ITALY		63,376,161
Japan - 18.2%
ACOM Co. Ltd. (a)(d)	2,966,300	16,239,871
Ai Holdings Corp.	1,038,600	25,278,187
Arc Land Sakamoto Co. Ltd.	513,500	11,240,709
Astellas Pharma, Inc.	3,107,700	45,106,649
Bridgestone Corp.	822,300	30,154,496
Broadleaf Co. Ltd.	529,900	6,069,788
Casio Computer Co. Ltd. (d)	1,132,600	21,337,462
Daito Trust Construction Co. Ltd.	253,900	27,483,744
Dentsu, Inc.	598,300	33,635,312
Fukuda Denshi Co. Ltd.	147,200	7,182,718
GMO Internet, Inc.	1,197,800	16,964,589
Hoya Corp.	1,024,700	42,286,066
Iriso Electronics Co. Ltd.	234,200	10,327,435
Japan Tobacco, Inc.	1,186,700	41,073,810
KDDI Corp.	1,557,900	37,698,586
Keyence Corp.	63,390	33,001,373
Konica Minolta, Inc.	1,611,100	16,553,120
Common Stocks - continued
	Shares	Value
Japan - continued
Leopalace21 Corp. (a)	1,765,200	$ 9,404,853
Makita Corp.	469,500	25,725,234
Meitec Corp.	442,900	16,085,099
Miraca Holdings, Inc.	460,800	20,508,034
Misumi Group, Inc.	1,585,200	20,642,636
Nakanishi, Inc.	512,300	17,467,613
NGK Spark Plug Co. Ltd.	1,319,000	32,190,238
Nitori Holdings Co. Ltd.	267,900	20,890,555
OBIC Co. Ltd.	422,900	22,319,390
Olympus Corp.	988,300	33,336,673
ORIX Corp.	2,520,600	36,810,290
Roland DG Corp.	293,100	6,679,869
Shinsei Bank Ltd.	13,436,000	28,172,246
Ship Healthcare Holdings, Inc.	761,700	18,450,829
SoftBank Corp.	441,600	24,741,926
Software Service, Inc.	108,400	4,085,914
Sundrug Co. Ltd.	402,300	21,192,957
Tsuruha Holdings, Inc.	329,600	26,112,248
VT Holdings Co. Ltd.	3,104,100	19,195,849
TOTAL JAPAN		825,646,368
Luxembourg - 0.9%
Eurofins Scientific SA	51,159	18,522,615
Grand City Properties SA	1,135,848	22,682,480
TOTAL LUXEMBOURG		41,205,095
Netherlands - 2.1%
Arcadis NV	707,800	17,862,726
IMCD Group BV	812,300	30,388,218
ING Groep NV (Certificaten Van Aandelen)	3,261,600	47,468,895
TOTAL NETHERLANDS		95,719,839
New Zealand - 0.5%
EBOS Group Ltd.	2,274,441	21,022,880
Norway - 0.4%
Telenor ASA (d)	1,083,200	20,435,691
Portugal - 0.5%
NOS SGPS SA	2,757,900	22,924,366
South Africa - 0.2%
EOH Holdings Ltd.	731,981	8,092,571
Spain - 0.7%
Amadeus IT Holding SA Class A	745,400	31,770,762
Sweden - 3.4%
Alfa Laval AB	829,300	14,589,227
HEXPOL AB (B Shares)	2,075,100	20,208,031
Nordea Bank AB	3,745,600	41,429,991
Svenska Cellulosa AB (SCA) (B Shares)	1,310,600	38,602,387
Svenska Handelsbanken AB (A Shares)	1,473,700	20,015,027
Swedbank AB (A Shares)	946,800	21,731,889
TOTAL SWEDEN		156,576,552

	Shares	Value
Switzerland - 7.8%
Credit Suisse Group AG (e)(f)	1,414,000	$ 32,544,388
DKSH Holding AG	268,967	16,394,620
EFG International	1,489,897	14,967,552
Nestle SA	1,251,632	95,592,139
Roche Holding AG (participation certificate)	318,658	86,515,284
Sika AG (Bearer)	8,220	26,977,267
Syngenta AG (Switzerland)	87,862	29,519,034
UBS Group AG	2,643,016	52,889,733
TOTAL SWITZERLAND		355,400,017
Taiwan - 0.6%
King's Town Bank	12,292,899	9,807,056
Taiwan Semiconductor Manufacturing Co. Ltd.	4,006,000	16,879,178
TOTAL TAIWAN		26,686,234
United Kingdom - 27.6%
Aberdeen Asset Management PLC	3,202,400	17,115,954
Aldermore Group PLC	5,386,500	21,905,499
Ashmore Group PLC (d)	4,279,600	17,813,065
Barclays PLC	9,335,475	33,260,260
British American Tobacco PLC (United Kingdom)	797,400	47,373,231
BT Group PLC	7,665,000	54,739,737
Burberry Group PLC	974,900	19,958,590
Capita Group PLC	1,546,000	30,387,248
Cineworld Group PLC	2,970,300	25,276,160
Close Brothers Group PLC	996,300	22,485,519
Compass Group PLC	1,930,500	33,187,043
Dechra Pharmaceuticals PLC	474,295	7,088,724
Diageo PLC	1,675,920	48,316,713
Diploma PLC	1,685,903	16,672,508
Elementis PLC	4,314,200	15,602,708
Essentra PLC	2,215,800	28,761,687
Exova Group Ltd. PLC	5,527,135	12,674,439
Hikma Pharmaceuticals PLC	635,608	21,204,025
Hilton Food Group PLC	1,127,685	8,083,742
Howden Joinery Group PLC	4,530,200	32,376,694
HSBC Holdings PLC (United Kingdom)	905,300	7,073,082
IMI PLC	1,140,699	16,758,520
Intertek Group PLC	465,100	18,821,202
ITV PLC	8,462,600	32,927,963
James Fisher and Sons PLC	732,656	10,837,193
Johnson Matthey PLC	516,759	20,593,032
Lloyds Banking Group PLC	52,379,300	59,451,145
London Stock Exchange Group PLC	1,054,745	41,381,570
Melrose PLC	5,149,585	21,132,554
Micro Focus International PLC	1,200,900	23,252,421
Next PLC	244,900	30,203,027
Provident Financial PLC	388,900	20,803,630
Prudential PLC	2,453,046	57,294,558
Reckitt Benckiser Group PLC	481,300	46,970,316
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Rio Tinto PLC	867,300	$ 31,608,984
Rolls-Royce Group PLC	1,834,566	19,399,649
Royal Dutch Shell PLC Class A (United Kingdom)	522,000	13,628,050
SABMiller PLC	525,500	32,363,926
Schroders PLC	743,900	34,208,932
Senior Engineering Group PLC	4,544,300	15,888,458
Shawbrook Group Ltd.	2,845,786	14,885,307
Sinclair Pharma PLC (a)	10,153,954	6,143,934
Spectris PLC	556,000	14,288,350
Spirax-Sarco Engineering PLC	391,210	18,339,947
St. James's Place Capital PLC	3,112,805	46,283,463
The Restaurant Group PLC	2,479,800	27,409,904
Vodafone Group PLC	7,625,732	25,095,804
Whitbread PLC	386,951	29,623,365
TOTAL UNITED KINGDOM		1,250,951,832
United States of America - 4.9%
Alphabet, Inc. Class C	44,093	31,341,745
Cognizant Technology Solutions Corp. Class A (a)	410,100	27,931,911
Fidelity National Information Services, Inc.	428,600	31,253,512
McGraw Hill Financial, Inc.	401,800	37,222,752
MSCI, Inc. Class A	486,800	32,615,600
PPG Industries, Inc.	251,000	26,169,260
Total System Services, Inc.	681,800	35,760,410
TOTAL UNITED STATES OF AMERICA		222,295,190
TOTAL COMMON STOCKS (Cost $3,968,978,148)		4,407,040,783
Nonconvertible Preferred Stocks - 1.1%

Germany - 1.1%
Henkel AG & Co. KGaA	385,100	41,797,004
Volkswagen AG	57,668	6,922,183
TOTAL GERMANY		48,719,187
United Kingdom - 0.0%
Rolls-Royce Group PLC	170,064,268	262,171
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $50,565,138)		48,981,358
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	140,429,403	$ 140,429,403
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	85,555,556	85,555,556
TOTAL MONEY MARKET FUNDS (Cost $225,984,959)		225,984,959
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $4,245,528,245)		4,682,007,100
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(146,132,299)
NET ASSETS - 100%		$ 4,535,874,801
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,544,388 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 33,528,063
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 154,872
Fidelity Securities Lending Cash Central Fund	1,579,386
Total	$ 1,734,258
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 738,812,499	$ 393,965,046	$ 344,847,453	$ -
Consumer Staples	538,429,583	119,689,198	418,740,385	-
Energy	82,263,727	10,837,193	71,426,534	-
Financials	1,026,913,589	548,994,882	477,918,707	-
Health Care	714,596,730	298,872,459	415,724,271	-
Industrials	502,397,775	321,561,591	180,836,184	-
Information Technology	437,130,363	283,057,434	154,072,929	-
Materials	252,766,131	160,946,072	91,820,059	-
Telecommunication Services	162,711,744	20,435,691	142,276,053	-
Money Market Funds	225,984,959	225,984,959	-	-
Total Investments in Securities:	$ 4,682,007,100	$ 2,384,344,525	$ 2,297,662,575	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 230,295,217
Level 2 to Level 1	$ 31,133,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $79,945,921) - See accompanying schedule: Unaffiliated issuers (cost $4,019,543,286)	$ 4,456,022,141
Fidelity Central Funds (cost $225,984,959)	225,984,959
Total Investments (cost $4,245,528,245)		$ 4,682,007,100
Receivable for investments sold		470
Receivable for fund shares sold		12,723,172
Dividends receivable		11,661,969
Distributions receivable from Fidelity Central Funds		122,594
Prepaid expenses		10,981
Other receivables		288,539
Total assets		4,706,814,825

Liabilities
Payable to custodian bank	$ 33,550
Payable for investments purchased
Regular delivery	20,194,076
Delayed delivery	33,528,063
Payable for fund shares redeemed	27,543,865
Accrued management fee	2,981,681
Other affiliated payables	663,216
Other payables and accrued expenses	440,017
Collateral on securities loaned, at value	85,555,556
Total liabilities		170,940,024

Net Assets		$ 4,535,874,801
Net Assets consist of:
Paid in capital		$ 5,294,939,882
Undistributed net investment income		46,657,718
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,242,845,134)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		437,122,335
Net Assets		$ 4,535,874,801

Overseas: Net Asset Value, offering price and redemption price per share ($3,844,289,855 ÷ 92,509,280 shares)		$ 41.56

Class K: Net Asset Value, offering price and redemption price per share ($691,584,946 ÷ 16,670,588 shares)		$ 41.49

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 93,566,698
Interest		17
Income from Fidelity Central Funds		1,734,258
Income before foreign taxes withheld		95,300,973
Less foreign taxes withheld		(6,498,956)
Total income		88,802,017

Expenses
Management fee
Basic fee	$ 25,852,916
Performance adjustment	5,376,126
Transfer agent fees	5,810,468
Accounting and security lending fees	1,518,582
Custodian fees and expenses	353,233
Independent trustees' compensation	16,262
Appreciation in deferred trustee compensation account	45
Registration fees	111,033
Audit	91,356
Legal	14,136
Miscellaneous	30,531
Total expenses before reductions	39,174,688
Expense reductions	(388,494)	38,786,194
Net investment income (loss)		50,015,823
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	124,503,741
Foreign currency transactions	(683,513)
Total net realized gain (loss)		123,820,228
Change in net unrealized appreciation (depreciation) on: Investment securities	98,461,426
Assets and liabilities in foreign currencies	916,850
Total change in net unrealized appreciation (depreciation)		99,378,276
Net gain (loss)		223,198,504
Net increase (decrease) in net assets resulting from operations		$ 273,214,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,015,823	$ 61,848,023
Net realized gain (loss)	123,820,228	127,905,467
Change in net unrealized appreciation (depreciation)	99,378,276	(174,623,095)
Net increase (decrease) in net assets resulting from operations	273,214,327	15,130,395
Distributions to shareholders from net investment income	(58,590,311)	(32,103,977)
Distributions to shareholders from net realized gain	-	(10,805,389)
Total distributions	(58,590,311)	(42,909,366)
Share transactions - net increase (decrease)	955,711,893	955,824,325
Redemption fees	55,180	26,526
Total increase (decrease) in net assets	1,170,391,089	928,071,880

Net Assets
Beginning of period	3,365,483,712	2,437,411,832
End of period (including undistributed net investment income of $46,657,718 and undistributed net investment income of $55,246,578, respectively)	$ 4,535,874,801	$ 3,365,483,712

Financial Highlights - Fidelity Overseas Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 39.02	$ 39.22	$ 31.35	$ 29.28	$ 31.56
Income from Investment Operations
Net investment income (loss)B	.52	.77E	.54	.73	.47
Net realized and unrealized gain (loss)	2.69	(.28)	8.10	2.19	(2.27)
Total from investment operations	3.21	.49	8.64	2.92	(1.80)
Distributions from net investment income	(.67)	(.51)	(.77)	(.83)	(.48)
Distributions from net realized gain	-	(.18)	-	(.02)	-
Total distributions	(.67)	(.69)	(.77)	(.85)	(.48)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 41.56	$ 39.02	$ 39.22	$ 31.35	$ 29.28
Total Return A	8.34%	1.27%	28.17%	10.37%	(5.83)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.04%	1.04%	1.09%	.69%	.73%
Expenses net of fee waivers, if any	1.04%	1.04%	1.09%	.69%	.73%
Expenses net of all reductions	1.03%	1.04%	1.06%	.67%	.67%
Net investment income (loss)	1.28%	1.93%E	1.54%	2.52%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,844,290	$ 2,738,667	$ 1,874,922	$ 1,639,725	$ 2,215,717
Portfolio turnover rateD	28%	41%	42%	90%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Overseas Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.17	$ 31.32	$ 29.29	$ 31.59
Income from Investment Operations
Net investment income (loss)B	.57	.82E	.60	.79	.52
Net realized and unrealized gain (loss)	2.68	(.28)	8.08	2.18	(2.27)
Total from investment operations	3.25	.54	8.68	2.97	(1.75)
Distributions from net investment income	(.72)	(.58)	(.83)	(.92)	(.55)
Distributions from net realized gain	-	(.18)	-	(.02)	-
Total distributions	(.72)	(.75) H	(.83)	(.94)	(.55)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 41.49	$ 38.96	$ 39.17	$ 31.32	$ 29.29
Total Return A	8.47%	1.41%	28.37%	10.59%	(5.67)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.91%	.90%	.93%	.51%	.56%
Expenses net of fee waivers, if any	.91%	.90%	.92%	.51%	.55%
Expenses net of all reductions	.90%	.90%	.90%	.48%	.50%
Net investment income (loss)	1.40%	2.06%E	1.71%	2.70%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 691,585	$ 626,817	$ 562,490	$ 265,484	$ 291,323
Portfolio turnover rateD	28%	41%	42%	90%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.75 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.177 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 652,304,855
Gross unrealized depreciation	(226,008,583)
Net unrealized appreciation (depreciation) on securities	$ 426,296,272
Tax Cost	$ 4,255,710,828

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 47,323,608
Capital loss carryforward	$ (1,233,072,905)
Net unrealized appreciation (depreciation) on securities and other investments	$ 426,935,364

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (293,353,140)
2017	(939,719,765)
Total capital loss carryforward	$ (1,233,072,905)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 58,590,311	$ 42,909,366

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,065,829,825 and $1,052,409,952, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$ 5,490,675.17
Class K	319,793.05
	$ 5,810,468

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $495 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $34,965.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,334 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,573,780. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $316,091 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $85.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,293 and a portion of class-level operating expenses as follows:

Amount
Overseas	$ 56,025

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Overseas	$ 46,955,922	$ 24,366,946
Class K	11,634,389	7,737,031
Total	$ 58,590,311	$ 32,103,977
From net realized gain
Overseas	$ -	$ 8,423,730
Class K	-	2,381,659
Total	$ -	$ 10,805,389

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Overseas
Shares sold	34,064,489	31,652,887	$ 1,419,067,045	$ 1,257,674,661
Reinvestment of distributions	1,181,070	829,932	46,087,315	32,043,709
Shares redeemed	(12,920,043)	(10,108,288)	(529,687,795)	(404,187,270)
Net increase (decrease)	22,325,516	22,374,531	$ 935,466,565	$ 885,531,100
Class K
Shares sold	4,973,273	5,550,150	$ 202,328,225	$ 222,847,172
Reinvestment of distributions	298,984	262,825	11,634,389	10,118,690
Shares redeemed	(4,690,550)	(4,085,651)	(193,717,286)	(162,672,637)
Net increase (decrease)	581,707	1,727,324	$ 20,245,328	$ 70,293,225

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 34% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/07/15	12/04/15	$0.471	$0.006

Class K designates 2% and 9% of the dividends distributed on December 5, 2014 and December 26, 2014, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/08/14	$0.736	$0.038
Class K	12/29/14	$0.025	$0.000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
FMR Investment Management (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

OVE-K-UANN-1215
1.863317.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Worldwide Fund

Class I
(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is a class of
Fidelity® Worldwide Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	3	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	3	An example of shareholder expenses.
Investment Changes	4	A summary of major shifts in the fund's investments over the past six months.
Investments	5	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Distributions	39
Board Approval of Investment Advisory Contracts and Management Fees	39

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I A	3.00%	10.15%	7.51%

A The initial offering of Class I took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Class I, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period. See footnote A above for additional information regarding the performance of Class I.

Annual Report

Fidelity Worldwide Fund

Management's Discussion of Fund Performance

Market Recap: Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from William Kennedy, Lead Portfolio Manager and manager of the non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the 2.20% return of the benchmark MSCI World Index. Security selection, sector weightings and geographic allocations helped relative performance. Gains came from picks in the financials, consumer discretionary and consumer staples sectors and the U.K., as well as positioning in continental Europe. Individual contributors included Adobe Systems, a creative software company and a top holding. The stock rose as the firm's shift to a cloud-based, subscription business model and an increase in Internet advertising and marketing helped drive strong revenue and earnings growth. Ireland-based pharmaceuticals firm Allergan stood out, as a series of deals this past year helped lift the company's earnings-growth prospects and stock price. By contrast, investment choices in health care and the United States detracted from relative results. One of the biggest disappointments was U.S.-based natural gas-focused exploration & production company Cabot Oil & Gas, which declined alongside energy prices. Cabot and Allergan were no longer in the portfolio at period end. In industrials, an out-of-index stake in low-cost airline operator Spirit Airlines hurt, as dramatically lower fuel prices reduced expenses for the major airlines, erasing some of Spirit's advantage.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.28%
Actual		$ 1,000.00	$ 983.70	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.51
Class T	1.58%
Actual		$ 1,000.00	$ 981.80	$ 7.89
HypotheticalA		$ 1,000.00	$ 1,017.24	$ 8.03
Class B	2.10%
Actual		$ 1,000.00	$ 979.60	$ 10.48
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.10%
Actual		$ 1,000.00	$ 979.50	$ 10.48
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Worldwide	.97%
Actual		$ 1,000.00	$ 984.70	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Class I	1.00%
Actual		$ 1,000.00	$ 985.00	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	97.2
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	1.5	2.7
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	3.0	0.8
Adobe Systems, Inc. (United States of America, Software)	2.9	2.6
Total SA (France, Oil, Gas & Consumable Fuels)	2.2	0.7
Visa, Inc. Class A (United States of America, IT Services)	1.7	1.2
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.7	0.0
MasterCard, Inc. Class A (United States of America, IT Services)	1.7	1.1
Zebra Technologies Corp. Class A (United States of America, Electronic Equipment & Components)	1.6	1.9
Amazon.com, Inc. (United States of America, Internet & Catalog Retail)	1.5	0.7
Facebook, Inc. Class A (United States of America, Internet Software & Services)	1.5	1.3
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.5	0.3
	19.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.9	16.8
Financials	17.0	18.9
Consumer Discretionary	16.1	13.1
Health Care	12.9	17.6
Consumer Staples	10.5	11.2
Industrials	8.4	7.2
Energy	6.1	6.6
Telecommunication Services	2.7	3.1
Materials	2.3	1.4
Utilities	0.6	1.4

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 0.7%
1-Page Ltd. (a)	188,555	$ 634,294
Ansell Ltd.	120,679	1,717,260
Australia & New Zealand Banking Group Ltd.	192,743	3,727,709
Flight Centre Travel Group Ltd.	29,840	802,804
Mantra Group Ltd.	551,523	1,613,464
Ramsay Health Care Ltd.	80,656	3,545,447
TOTAL AUSTRALIA		12,040,978
Austria - 0.2%
Andritz AG	28,200	1,420,264
Erste Group Bank AG (a)	33,900	994,208
TOTAL AUSTRIA		2,414,472
Bailiwick of Jersey - 0.8%
Integrated Diagnostics Holdings PLC (a)	332,800	1,833,728
Regus PLC	731,421	3,772,811
Shire PLC	40,800	3,089,820
Wizz Air Holdings PLC	17,000	496,626
Wolseley PLC	64,103	3,763,572
TOTAL BAILIWICK OF JERSEY		12,956,557
Belgium - 0.8%
Anheuser-Busch InBev SA NV	74,311	8,867,131
KBC Groep NV	64,064	3,902,818
TOTAL BELGIUM		12,769,949
Bermuda - 0.5%
PAX Global Technology Ltd.	2,802,000	3,664,067
Signet Jewelers Ltd.	32,000	4,830,080
TOTAL BERMUDA		8,494,147
Canada - 1.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	52,000	2,236,923
Canadian Pacific Railway Ltd.	74,000	10,398,822
Constellation Software, Inc.	14,600	6,308,504
Entertainment One Ltd.	211,322	715,725
Imperial Oil Ltd.	79,300	2,638,684
PrairieSky Royalty Ltd. (e)	97,200	1,912,631
Suncor Energy, Inc.	39,400	1,172,418
TOTAL CANADA		25,383,707
Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	118,800	9,959,004
Baidu.com, Inc. sponsored ADR (a)	3,000	562,410
CK Hutchison Holdings Ltd.	80,028	1,095,864
Ctrip.com International Ltd. sponsored ADR (a)	9,600	892,512
Lee's Pharmaceutical Holdings Ltd.	433,629	559,874
Qunar Cayman Islands Ltd. sponsored ADR (a)	33,300	1,616,382

	Shares	Value
Regina Miracle International Holdings Ltd.	1,143,490	$ 1,036,819
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	53,700	2,400,390
TOTAL CAYMAN ISLANDS		18,123,255
Chile - 0.2%
Vina San Pedro SA	364,985,751	2,877,453
China - 0.2%
Jiangsu Hengrui Medicine Co. Ltd.	264,160	2,191,728
Kweichow Moutai Co. Ltd.	41,800	1,411,326
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	50,259	159,687
TOTAL CHINA		3,762,741
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	31,822	13,981
Denmark - 0.8%
NNIT A/S	121,582	2,796,493
Novo Nordisk A/S Series B	203,980	10,832,053
TOTAL DENMARK		13,628,546
Finland - 0.3%
Sampo Oyj (A Shares)	99,200	4,852,113
France - 5.5%
Accor SA	107,169	5,331,461
Air Liquide SA	27,000	3,500,516
ALTEN	6,700	347,753
Atos Origin SA	28,134	2,244,519
AXA SA	236,800	6,319,745
Capgemini SA	54,900	4,891,845
Cegedim SA (a)	35,010	1,241,585
Havas SA	324,941	2,819,266
Numericable Group SA (a)	44,565	2,019,043
Rexel SA	80,110	1,094,996
Safran SA	39,500	3,000,185
Sanofi SA	64,239	6,480,164
Sodexo SA	27,200	2,421,852
SR Teleperformance SA	18,900	1,485,596
Total SA (e)	730,931	35,346,975
Unibail-Rodamco	9,900	2,766,269
VINCI SA	92,300	6,229,929
Vivendi SA	73,151	1,759,780
TOTAL FRANCE		89,301,479
Germany - 2.4%
Aareal Bank AG	63,891	2,434,431
Axel Springer Verlag AG	36,537	2,054,698
Beiersdorf AG	15,300	1,454,154
Continental AG	18,900	4,545,326
Deutsche Boerse AG	34,100	3,140,463
Deutsche Telekom AG	208,000	3,896,171
Common Stocks - continued
	Shares	Value
Germany - continued
Fresenius SE & Co. KGaA	29,600	$ 2,175,079
GEA Group AG	48,856	1,959,064
KION Group AG	95,589	4,310,743
LEG Immobilien AG	24,615	1,963,775
OSRAM Licht AG	65,870	3,875,940
ProSiebenSat.1 Media AG	74,400	4,024,429
Rational AG	5,400	2,143,955
United Internet AG	28,291	1,470,112
TOTAL GERMANY		39,448,340
Greece - 0.1%
Folli Follie SA	59,300	1,193,981
Hong Kong - 1.3%
AIA Group Ltd.	1,895,800	11,115,703
China Resources Beer Holdings Co. Ltd.	1,402,000	2,647,215
Techtronic Industries Co. Ltd.	2,162,500	7,905,402
TOTAL HONG KONG		21,668,320
India - 1.3%
Bharti Infratel Ltd. (a)	702,057	4,169,741
HDFC Bank Ltd. sponsored ADR	89,493	5,471,602
Housing Development Finance Corp. Ltd.	454,567	8,707,272
Lupin Ltd.	31,060	914,512
Sun Pharmaceutical Industries Ltd.	20,398	277,191
Titan Co. Ltd. (a)	141,228	766,156
TOTAL INDIA		20,306,474
Ireland - 1.8%
Alkermes PLC (a)	147,795	10,629,416
Bank of Ireland (a)	3,692,100	1,360,106
Dalata Hotel Group PLC (a)	29,200	145,136
Glanbia PLC	166,800	3,235,557
Greencore Group PLC	2,008,941	9,352,890
Kerry Group PLC Class A	59,000	4,797,828
Prothena Corp. PLC (a)	6,300	324,513
TOTAL IRELAND		29,845,446
Isle of Man - 0.3%
Optimal Payments PLC (a)	781,288	3,661,478
Playtech Ltd.	94,225	1,243,402
TOTAL ISLE OF MAN		4,904,880
Israel - 0.8%
Bezeq The Israel Telecommunication Corp. Ltd.	1,881,713	4,045,842
Frutarom Industries Ltd.	66,100	2,856,421
Partner Communications Co. Ltd. (a)	137,600	624,493
Teva Pharmaceutical Industries Ltd. sponsored ADR	99,500	5,889,405
TOTAL ISRAEL		13,416,161
Italy - 1.2%
De Longhi SpA	168,300	4,123,384
Intesa Sanpaolo SpA	1,622,700	5,652,986

	Shares	Value
Mediaset SpA	1,109,900	$ 5,638,717
Telecom Italia SpA (a)	2,866,200	3,998,587
TOTAL ITALY		19,413,674
Japan - 6.9%
A/S One Corp.	67,300	2,388,928
ACOM Co. Ltd. (a)(e)	315,100	1,725,106
Ain Holdings, Inc.	37,900	1,794,140
Aozora Bank Ltd.	678,000	2,478,129
Asahi Group Holdings	79,900	2,464,611
Astellas Pharma, Inc.	433,700	6,294,930
Broadleaf Co. Ltd.	107,900	1,235,950
Coca-Cola Central Japan Co. Ltd.	33,700	473,632
Daiichikosho Co. Ltd.	46,200	1,540,864
Dentsu, Inc.	82,800	4,654,862
Don Quijote Holdings Co. Ltd.	71,000	2,608,126
Hitachi Ltd.	1,000	5,769
Hoya Corp.	183,500	7,572,454
Japan Exchange Group, Inc.	115,400	1,856,897
Japan Tobacco, Inc.	58,300	2,017,867
KDDI Corp.	324,000	7,840,260
Keyence Corp.	7,660	3,987,861
Misumi Group, Inc.	201,700	2,626,558
Mitsubishi UFJ Financial Group, Inc.	1,167,200	7,548,906
Monex Group, Inc.	841,700	2,366,034
NEC Corp.	1,525,000	4,704,599
Nidec Corp.	44,200	3,330,740
Nippon Kanzai Co. Ltd.	107,000	1,647,422
Olympus Corp.	116,000	3,912,834
ORIX Corp.	297,000	4,337,323
Sanken Electric Co. Ltd.	88,000	305,849
Seven & i Holdings Co. Ltd.	60,900	2,766,371
Seven Bank Ltd.	701,100	3,194,601
Shinsei Bank Ltd.	2,110,000	4,424,192
SoftBank Corp.	36,800	2,061,827
Sony Corp.	145,700	4,141,585
Sundrug Co. Ltd.	41,400	2,180,931
Tsuruha Holdings, Inc.	61,000	4,832,667
United Arrows Ltd.	54,500	2,347,910
VT Holdings Co. Ltd.	280,200	1,732,765
Welcia Holdings Co. Ltd.	63,800	3,144,398
TOTAL JAPAN		112,547,898
Kenya - 0.1%
Safaricom Ltd.	8,701,000	1,223,512
Luxembourg - 0.4%
Eurofins Scientific SA	5,600	2,027,535
Grand City Properties SA	196,600	3,926,032
TOTAL LUXEMBOURG		5,953,567
Marshall Islands - 0.1%
Hoegh LNG Partners LP	49,800	797,796
Netherlands - 3.1%
AerCap Holdings NV (a)	145,900	6,054,850
Common Stocks - continued
	Shares	Value
Netherlands - continued
Arcadis NV	75,300	$ 1,900,344
IMCD Group BV	127,200	4,758,564
ING Groep NV (Certificaten Van Aandelen)	302,900	4,408,367
LyondellBasell Industries NV Class A	246,000	22,855,860
Unilever NV (Certificaten Van Aandelen) (Bearer)	245,700	11,109,966
TOTAL NETHERLANDS		51,087,951
New Zealand - 0.3%
EBOS Group Ltd.	210,137	1,942,317
Ryman Healthcare Group Ltd.	459,616	2,455,597
TOTAL NEW ZEALAND		4,397,914
Philippines - 0.1%
SM Investments Corp.	106,630	1,990,689
Portugal - 0.1%
NOS SGPS SA	224,600	1,866,932
Singapore - 0.2%
Avago Technologies Ltd.	29,000	3,570,770
South Africa - 0.8%
Distell Group Ltd.	126,410	1,627,007
EOH Holdings Ltd.	184,122	2,035,600
Naspers Ltd. Class N	68,300	10,003,909
TOTAL SOUTH AFRICA		13,666,516
Spain - 1.1%
Amadeus IT Holding SA Class A	108,400	4,620,272
Atresmedia Corporacion de Medios de Comunicacion SA	140,600	1,804,308
Hispania Activos Inmobiliarios SA (a)	76,100	1,146,462
Inditex SA	133,345	5,000,913
Mediaset Espana Comunicacion SA	215,200	2,616,107
Merlin Properties Socimi SA	162,800	2,087,408
TOTAL SPAIN		17,275,470
Sweden - 1.3%
ASSA ABLOY AB (B Shares)	177,600	3,533,011
Getinge AB (B Shares)	175,300	4,388,886
HEXPOL AB (B Shares)	189,000	1,840,546
Nordea Bank AB	331,200	3,663,395
Sandvik AB	215,700	2,017,245
Svenska Cellulosa AB (SCA) (B Shares)	101,100	2,977,797
Svenska Handelsbanken AB (A Shares)	180,600	2,452,815
TOTAL SWEDEN		20,873,695
Switzerland - 2.6%
ACE Ltd.	56,000	6,358,240
Credit Suisse Group AG (h)(i)	256,136	5,895,183
EFG International	121,135	1,216,926
GAM Holding Ltd.	88,177	1,614,653
Julius Baer Group Ltd.	59,790	2,964,538
Novartis AG	136,929	12,404,225

	Shares	Value
Partners Group Holding AG	13,818	$ 5,004,648
Schindler Holding AG (participation certificate)	10,829	1,759,459
Syngenta AG (Switzerland)	6,516	2,189,183
UBS Group AG	124,795	2,497,289
TOTAL SWITZERLAND		41,904,344
Taiwan - 0.0%
JHL Biotech, Inc. (a)	309,104	689,331
United Kingdom - 8.9%
AA PLC	246,910	1,053,982
Aberdeen Asset Management PLC	250,042	1,336,406
Al Noor Hospitals Group PLC	200,902	3,642,196
Associated British Foods PLC	48,600	2,588,547
Aviva PLC	413,900	3,093,313
B&M European Value Retail S.A.	541,137	2,781,279
Barclays PLC	1,052,481	3,749,760
BCA Marketplace PLC	511,600	1,393,996
BG Group PLC	132,400	2,091,726
BT Group PLC	385,900	2,755,912
BTG PLC (a)	117,300	998,180
Bunzl PLC	134,200	3,845,950
Compass Group PLC	131,200	2,255,447
Diploma PLC	147,500	1,458,681
Essentra PLC	156,700	2,034,009
Hikma Pharmaceuticals PLC	151,087	5,040,296
Hilton Food Group PLC	350,100	2,509,671
Howden Joinery Group PLC	711,100	5,082,130
HSBC Holdings PLC (United Kingdom)	677,300	5,291,725
Imperial Tobacco Group PLC	259,859	14,016,946
ITV PLC	1,407,500	5,476,580
JUST EAT Ltd. (a)	44,100	289,614
Liberty Global PLC Class A (a)	41,200	1,834,224
Lloyds Banking Group PLC	4,617,400	5,240,805
London Stock Exchange Group PLC	127,281	4,993,707
Melrose PLC	678,228	2,783,271
Micro Focus International PLC	210,900	4,083,550
Next PLC	56,500	6,968,032
Persimmon PLC	92,000	2,828,034
Poundland Group PLC	453,918	1,924,340
Reckitt Benckiser Group PLC	46,700	4,557,477
Rex Bionics PLC (a)	100,000	74,768
Rio Tinto PLC	87,600	3,192,606
Royal Dutch Shell PLC Class A (United Kingdom)	70,700	1,845,792
SABMiller PLC	46,300	2,851,474
Schroders PLC	37,600	1,729,071
Shawbrook Group Ltd.	574,700	3,006,054
Spirax-Sarco Engineering PLC	33,846	1,586,702
St. James's Place Capital PLC	335,400	4,986,973
Taylor Wimpey PLC	761,900	2,325,599
The Restaurant Group PLC	123,700	1,367,290
Virgin Money Holdings Uk PLC	423,100	2,529,429
Vodafone Group PLC	1,977,009	6,506,212
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Whitbread PLC	45,053	$ 3,449,071
Workspace Group PLC	48,900	721,804
TOTAL UNITED KINGDOM		144,172,631
United States of America - 50.1%
Adobe Systems, Inc. (a)	525,200	46,564,232
Alaska Air Group, Inc.	113,400	8,646,750
Alnylam Pharmaceuticals, Inc. (a)	4,400	378,180
Alphabet, Inc. Class A (a)	66,000	48,667,744
Amazon.com, Inc. (a)	40,000	25,036,000
American Tower Corp.	168,000	17,174,640
Amgen, Inc.	12,000	1,898,160
Amphenol Corp. Class A	38,000	2,060,360
ANSYS, Inc. (a)	56,000	5,337,360
Apple, Inc.	178,000	21,271,000
AutoZone, Inc. (a)	28,100	22,041,921
bluebird bio, Inc. (a)	26,920	2,076,340
Bristol-Myers Squibb Co.	164,900	10,875,155
Capital One Financial Corp.	134,000	10,572,600
Chevron Corp.	258,900	23,528,832
Chimerix, Inc. (a)	10,900	427,062
Cognizant Technology Solutions Corp. Class A (a)	191,000	13,009,010
Constellation Brands, Inc. Class A (sub. vtg.)	81,200	10,945,760
Costco Wholesale Corp.	38,000	6,008,560
CVS Health Corp.	88,000	8,692,640
Discover Financial Services	214,000	12,031,080
Dyax Corp. (a)	18,000	495,540
Dynegy, Inc. (a)	438,500	8,520,055
E*TRADE Financial Corp. (a)	410,700	11,709,057
Edwards Lifesciences Corp. (a)	4,000	628,600
Electronic Arts, Inc. (a)	91,000	6,558,370
Estee Lauder Companies, Inc. Class A	161,000	12,954,060
Exxon Mobil Corp.	333,000	27,552,420
Facebook, Inc. Class A (a)	242,500	24,727,725
Gibraltar Industries, Inc. (a)	17,000	430,440
Home Depot, Inc.	44,000	5,440,160
Illumina, Inc. (a)	17,818	2,552,963
Intercept Pharmaceuticals, Inc. (a)	43,600	6,853,920
Isis Pharmaceuticals, Inc. (a)(e)	29,000	1,396,350
JPMorgan Chase & Co.	284,000	18,247,000
L Brands, Inc.	48,000	4,607,040
Las Vegas Sands Corp.	187,000	9,258,370
Level 3 Communications, Inc. (a)	138,000	7,031,100
lululemon athletica, Inc. (a)	49,200	2,419,164
MasterCard, Inc. Class A	274,000	27,123,260
McGraw Hill Financial, Inc.	143,649	13,307,643
Medivation, Inc. (a)	326,000	13,711,560
Microsoft Corp.	342,000	18,002,880
Monster Beverage Corp. (a)	10,700	1,458,624
Moody's Corp.	9,000	865,440
Netflix, Inc. (a)	22,100	2,395,198

	Shares	Value
Neurocrine Biosciences, Inc. (a)	245,700	$ 12,061,413
NIKE, Inc. Class B	90,000	11,792,700
Norfolk Southern Corp.	85,000	6,802,550
O'Reilly Automotive, Inc. (a)	39,000	10,774,140
PayPal Holdings, Inc. (a)	537,000	19,337,370
Post Holdings, Inc. (a)	193,800	12,455,526
Prestige Brands Holdings, Inc. (a)	436,000	21,368,360
Priceline Group, Inc. (a)	1,000	1,454,240
Proto Labs, Inc. (a)(e)	26,000	1,685,840
Reynolds American, Inc.	351,000	16,960,320
Salesforce.com, Inc. (a)	76,300	5,929,273
SBA Communications Corp. Class A (a)	18,000	2,142,360
ServiceMaster Global Holdings, Inc. (a)	124,000	4,420,600
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	21,000	655,200
Snap-On, Inc.	55,000	9,123,950
Spirit Airlines, Inc. (a)	135,400	5,026,048
Starbucks Corp.	34,000	2,127,380
The Cooper Companies, Inc.	68,800	10,482,368
The Walt Disney Co.	69,000	7,848,060
TJX Companies, Inc.	62,000	4,537,780
Total System Services, Inc.	50,980	2,673,901
Twitter, Inc. (a)	19,000	540,740
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	48,000	8,350,080
Ultragenyx Pharmaceutical, Inc. (a)	21,700	2,155,895
Union Pacific Corp.	182,000	16,261,700
UnitedHealth Group, Inc.	146,000	17,195,880
Visa, Inc. Class A	360,000	27,928,800
WageWorks, Inc. (a)	66,000	3,169,320
Wells Fargo & Co.	261,000	14,130,540
Workday, Inc. Class A (a)	35,000	2,763,950
Zebra Technologies Corp. Class A (a)	337,000	25,915,300
TOTAL UNITED STATES OF AMERICA		813,561,909
TOTAL COMMON STOCKS (Cost $1,391,725,586)		1,592,397,579
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.3%
United States of America - 0.3%
American Tower Corp. 5.50%	34,000	3,553,000
Dynegy, Inc. 5.375%	9,900	720,522
TOTAL UNITED STATES OF AMERICA		4,273,522
Nonconvertible Preferred Stocks - 0.1%
Cayman Islands - 0.1%
China Internet Plus Holdings Ltd. (i)	369,166	1,424,981
TOTAL PREFERRED STOCKS (Cost $5,556,878)		5,698,503
Preferred Securities - 0.1%
		Principal Amount (d)	Value
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $1,935,052)	EUR	1,260,000	$ 1,497,943
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	54,906,802	54,906,802
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	3,810,039	3,810,039
TOTAL MONEY MARKET FUNDS (Cost $58,716,841)		58,716,841
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,457,934,357)		1,658,310,866
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(33,926,042)
NET ASSETS - 100%		$ 1,624,384,824
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,497,943 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,728,093 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd.	1/26/15	$ 1,166,878
Credit Suisse Group AG	10/21/15	$ 6,073,369
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 58,863
Fidelity Securities Lending Cash Central Fund	186,059
Total	$ 244,922
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 256,843,734	$ 222,252,769	$ 33,165,984	$ 1,424,981
Consumer Staples	168,429,156	128,133,906	40,295,250	-
Energy	96,887,274	57,602,781	39,284,493	-
Financials	271,860,372	185,370,616	86,489,756	-
Health Care	215,288,881	150,932,382	64,356,499	-
Industrials	136,542,433	115,554,392	20,988,041	-
Information Technology	358,238,497	343,700,108	14,538,389	-
Materials	38,469,141	33,087,352	5,381,789	-
Telecommunication Services	46,296,017	15,067,307	31,228,710	-
Utilities	9,240,577	9,240,577	-	-
Preferred Securities	1,497,943	-	1,497,943	-
Money Market Funds	58,716,841	58,716,841	-	-
Total Investments in Securities:	$ 1,658,310,866	$ 1,319,659,031	$ 337,226,854	$ 1,424,981

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 22,340,327
Level 2 to Level 1	$ 4,941,025

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $3,718,722) - See accompanying schedule: Unaffiliated issuers (cost $1,399,217,516)	$ 1,599,594,025
Fidelity Central Funds (cost $58,716,841)	58,716,841
Total Investments (cost $1,457,934,357)		$ 1,658,310,866
Receivable for investments sold		24,429,928
Receivable for fund shares sold		869,836
Dividends receivable		2,016,673
Distributions receivable from Fidelity Central Funds		20,549
Prepaid expenses		4,495
Other receivables		132,010
Total assets		1,685,784,357

Liabilities
Payable to custodian bank	$ 51
Payable for investments purchased
Regular delivery	47,765,433
Delayed delivery	6,073,369
Payable for fund shares redeemed	2,211,118
Accrued management fee	954,828
Distribution and service plan fees payable	21,353
Other affiliated payables	295,606
Other payables and accrued expenses	267,736
Collateral on securities loaned, at value	3,810,039
Total liabilities		61,399,533

Net Assets		$ 1,624,384,824
Net Assets consist of:
Paid in capital		$ 1,369,002,875
Undistributed net investment income		7,891,849
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,070,072
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		200,420,028
Net Assets		$ 1,624,384,824

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($31,043,159 ÷ 1,356,909 shares)	$ 22.88

Maximum offering price per share (100/94.25 of $22.88)	$ 24.28
Class T: Net Asset Value and redemption price per share ($13,055,294 ÷ 574,550 shares)	$ 22.72

Maximum offering price per share (100/96.50 of $22.72)	$ 23.54
Class B: Net Asset Value and offering price per share ($366,643 ÷ 16,262 shares)A	$ 22.55

Class C: Net Asset Value and offering price per share ($11,230,911 ÷ 499,657 shares)A	$ 22.48

Worldwide: Net Asset Value, offering price and redemption price per share ($1,543,516,102 ÷ 66,692,555 shares)	$ 23.14

Class I: Net Asset Value, offering price and redemption price per share ($25,172,715 ÷ 1,093,063 shares)	$ 23.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 25,800,626
Interest		13,893
Income from Fidelity Central Funds		244,922
Income before foreign taxes withheld		26,059,441
Less foreign taxes withheld		(1,294,832)
Total income		24,764,609

Expenses
Management fee
Basic fee	$ 10,952,903
Performance adjustment	823,921
Transfer agent fees	3,064,718
Distribution and service plan fees	246,055
Accounting and security lending fees	507,363
Custodian fees and expenses	197,231
Independent trustees' compensation	6,980
Registration fees	105,501
Audit	71,877
Legal	5,664
Miscellaneous	13,615
Total expenses before reductions	15,995,828
Expense reductions	(175,356)	15,820,472
Net investment income (loss)		8,944,137
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $44,774)	59,083,648
Foreign currency transactions	(268,088)
Futures contracts	1,716,123
Total net realized gain (loss)		60,531,683
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,185,698)
Assets and liabilities in foreign currencies	228,452
Futures contracts	(1,511,445)
Total change in net unrealized appreciation (depreciation)		(24,468,691)
Net gain (loss)		36,062,992
Net increase (decrease) in net assets resulting from operations		$ 45,007,129

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,944,137	$ 6,845,203
Net realized gain (loss)	60,531,683	172,831,675
Change in net unrealized appreciation (depreciation)	(24,468,691)	(78,801,440)
Net increase (decrease) in net assets resulting from operations	45,007,129	100,875,438
Distributions to shareholders from net investment income	(4,942,326)	(5,150,888)
Distributions to shareholders from net realized gain	(154,486,836)	(120,193,686)
Total distributions	(159,429,162)	(125,344,574)
Share transactions - net increase (decrease)	128,269,740	109,931,356
Redemption fees	21,658	28,125
Total increase (decrease) in net assets	13,869,365	85,490,345

Net Assets
Beginning of period	1,610,515,459	1,525,025,114
End of period (including undistributed net investment income of $7,891,849 and undistributed net investment income of $4,393,839, respectively)	$ 1,624,384,824	$ 1,610,515,459

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.64	$ 25.18	$ 19.69	$ 17.89	$ 17.50
Income from Investment Operations
Net investment income (loss)C	.06	.02	.02	.10	.05
Net realized and unrealized gain (loss)	.58	1.46	5.66	1.72	.47
Total from investment operations	.64	1.48	5.68	1.82	.52
Distributions from net investment income	-	(.04)	(.11)	(.02)	(.08)
Distributions from net realized gain	(2.40)	(1.98)	(.08)	-	(.05)
Total distributions	(2.40)	(2.02)	(.19)	(.02)	(.13)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.88	$ 24.64	$ 25.18	$ 19.69	$ 17.89
Total ReturnA, B	2.73%	6.29%	29.10%	10.20%	2.94%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.27%	1.31%	1.45%	1.43%	1.41%
Expenses net of fee waivers, if any	1.26%	1.31%	1.45%	1.43%	1.40%
Expenses net of all reductions	1.26%	1.31%	1.42%	1.41%	1.38%
Net investment income (loss)	.27%	.10%	.09%	.52%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,043	$ 33,788	$ 28,661	$ 18,723	$ 13,153
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.49	$ 25.05	$ 19.61	$ 17.83	$ 17.46
Income from Investment Operations
Net investment income (loss)C	(.01)	(.04)	(.04)	.05	.01
Net realized and unrealized gain (loss)	.57	1.46	5.63	1.73	.45
Total from investment operations	.56	1.42	5.59	1.78	.46
Distributions from net investment income	-	-	(.07)	-	(.04)
Distributions from net realized gain	(2.33)	(1.98)	(.08)	-	(.05)
Total distributions	(2.33)	(1.98)	(.15)	-	(.09)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.72	$ 24.49	$ 25.05	$ 19.61	$ 17.83
Total ReturnA, B	2.36%	6.05%	28.73%	9.98%	2.61%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.57%	1.58%	1.71%	1.68%	1.66%
Expenses net of fee waivers, if any	1.56%	1.58%	1.70%	1.68%	1.65%
Expenses net of all reductions	1.56%	1.58%	1.68%	1.66%	1.63%
Net investment income (loss)	(.04)%	(.17)%	(.16)%	.26%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,055	$ 12,160	$ 9,822	$ 5,550	$ 2,187
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.21	$ 24.82	$ 19.44	$ 17.77	$ 17.39
Income from Investment Operations
Net investment income (loss)C	(.13)	(.17)	(.14)	(.04)	(.09)
Net realized and unrealized gain (loss)	.57	1.45	5.59	1.71	.47
Total from investment operations	.44	1.28	5.45	1.67	.38
Distributions from net investment income	-	-	-	-	-
Distributions from net realized gain	(2.10)	(1.89)	(.07)	-	-
Total distributions	(2.10)	(1.89)	(.07)	-	-
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.55	$ 24.21	$ 24.82	$ 19.44	$ 17.77
Total ReturnA, B	1.88%	5.49%	28.13%	9.40%	2.19%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.08%	2.09%	2.19%	2.18%	2.16%
Expenses net of fee waivers, if any	2.08%	2.09%	2.19%	2.18%	2.16%
Expenses net of all reductions	2.07%	2.09%	2.17%	2.16%	2.13%
Net investment income (loss)	(.55)%	(.68)%	(.65)%	(.23)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 367	$ 573	$ 710	$ 304	$ 256
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.12	$ 24.78	$ 19.41	$ 17.74	$ 17.36
Income from Investment Operations
Net investment income (loss)C	(.12)	(.15)	(.14)	(.04)	(.09)
Net realized and unrealized gain (loss)	.57	1.44	5.58	1.71	.47
Total from investment operations	.45	1.29	5.44	1.67	.38
Distributions from net investment income	-	-	-	-	-
Distributions from net realized gain	(2.09)	(1.95)	(.07)	-	-
Total distributions	(2.09)	(1.95)	(.07)	-	-
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 22.48	$ 24.12	$ 24.78	$ 19.41	$ 17.74
Total ReturnA, B	1.90%	5.55%	28.12%	9.41%	2.19%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.07%	2.04%	2.15%	2.18%	2.16%
Expenses net of fee waivers, if any	2.07%	2.04%	2.14%	2.18%	2.15%
Expenses net of all reductions	2.06%	2.03%	2.12%	2.16%	2.13%
Net investment income (loss)	(.54)%	(.63)%	(.60)%	(.23)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,231	$ 9,229	$ 10,778	$ 1,726	$ 1,297
Portfolio turnover rateE	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Worldwide Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.92	$ 25.41	$ 19.85	$ 18.02	$ 17.58
Income from Investment Operations
Net investment income (loss)B	.13	.11	.10	.16	.11
Net realized and unrealized gain (loss)	.58	1.47	5.70	1.74	.48
Total from investment operations	.71	1.58	5.80	1.90	.59
Distributions from net investment income	(.08)	(.09)	(.16)	(.07)	(.10)
Distributions from net realized gain	(2.41)	(1.98)	(.08)	-	(.05)
Total distributions	(2.49)	(2.07)	(.24)	(.07)	(.15)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 23.14	$ 24.92	$ 25.41	$ 19.85	$ 18.02
Total Return A	3.01%	6.64%	29.54%	10.56%	3.32%
Ratios to Average Net AssetsC, E
Expenses before reductions	.96%	.98%	1.11%	1.11%	1.08%
Expenses net of fee waivers, if any	.96%	.97%	1.11%	1.11%	1.08%
Expenses net of all reductions	.95%	.97%	1.08%	1.09%	1.05%
Net investment income (loss)	.57%	.44%	.43%	.84%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543,516	$ 1,535,658	$ 1,464,415	$ 1,081,240	$ 1,114,694
Portfolio turnover rateD	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Worldwide Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.81	$ 25.31	$ 19.78	$ 17.98	$ 17.57
Income from Investment Operations
Net investment income (loss)B	.13	.10	.08	.14	.10
Net realized and unrealized gain (loss)	.58	1.47	5.68	1.74	.47
Total from investment operations	.71	1.57	5.76	1.88	.57
Distributions from net investment income	(.07)	(.09)	(.15)	(.08)	(.11)
Distributions from net realized gain	(2.41)	(1.98)	(.08)	-	(.05)
Total distributions	(2.49) G	(2.07)	(.23)	(.08)	(.16)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 23.03	$ 24.81	$ 25.31	$ 19.78	$ 17.98
Total Return A	3.00%	6.63%	29.44%	10.49%	3.23%
Ratios to Average Net AssetsC, E
Expenses before reductions	.98%	1.01%	1.17%	1.18%	1.13%
Expenses net of fee waivers, if any	.98%	1.01%	1.17%	1.18%	1.13%
Expenses net of all reductions	.97%	1.00%	1.14%	1.16%	1.10%
Net investment income (loss)	.55%	.40%	.37%	.77%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,173	$ 19,107	$ 10,639	$ 4,291	$ 3,086
Portfolio turnover rateD	151%	163%	161%	186%	203%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

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3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 249,129,093
Gross unrealized depreciation	(54,272,220)
Net unrealized appreciation (depreciation) on securities	$ 194,856,873
Tax Cost	$ 1,463,453,993

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,871,809
Undistributed long-term capital gain	$ 52,589,709
Net unrealized appreciation (depreciation) on securities and other investments	$ 194,952,413

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 43,407,278	$ 60,576,806
Long-term Capital Gains	116,021,884	64,767,768
Total	$ 159,429,162	$ 125,344,574

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $1,716,123 and a change in net unrealized appreciation (depreciation) of $(1,511,445) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,378,152,592 and $2,382,265,479, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 75,585	$ 1,784
Class T	.25%	.25%	63,648	36
Class B	.75%	.25%	4,593	3,448
Class C	.75%	.25%	102,229	23,318
			$ 246,055	$ 28,586

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,685
Class T	4,862
Class B A	379
Class C A	1,291
$ 24,217

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 71,655.24
Class T	36,620.29
Class B	1,358.30
Class C	29,821.29
Worldwide	2,881,486.19
Class I	43,778.20
	$ 3,064,718

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,897 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,330 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $186,059, including $2,983 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,553 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,655 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 576
Class T	201
Class B	2
Class C	222
Worldwide	35,767
Class I	361
$ 37,129

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ -	$ 57,794
Worldwide	4,895,242	5,057,508
Class I	47,084	35,586
Total	$ 4,942,326	$ 5,150,888
From net realized gain
Class A	$ 3,318,115	$ 2,599,391
Class T	1,143,314	810,701
Class B	47,493	53,916
Class C	790,219	885,815
Worldwide	147,652,391	115,043,586
Class I	1,535,304	800,277
Total	$ 154,486,836	$ 120,193,686

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Notes to Financial Statements - continued

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	416,197	709,213	$ 9,650,572	$ 17,501,865
Reinvestment of distributions	143,319	85,789	3,239,009	2,012,595
Shares redeemed	(573,622)	(562,117)	(12,962,950)	(13,679,354)
Net increase (decrease)	(14,106)	232,885	$ (73,369)	$ 5,835,106
Class T
Shares sold	129,216	155,056	$ 2,974,281	$ 3,796,964
Reinvestment of distributions	50,075	34,508	1,126,698	806,094
Shares redeemed	(101,388)	(85,012)	(2,303,572)	(2,065,257)
Net increase (decrease)	77,903	104,552	$ 1,797,407	$ 2,537,801
Class B
Shares sold	3,860	2,039	$ 90,877	$ 49,170
Reinvestment of distributions	1,857	2,097	41,646	48,630
Shares redeemed	(13,140)	(9,052)	(300,445)	(216,921)
Net increase (decrease)	(7,423)	(4,916)	$ (167,922)	$ (119,121)
Class C
Shares sold	216,209	248,585	$ 4,944,508	$ 5,972,479
Reinvestment of distributions	31,721	37,261	709,279	860,745
Shares redeemed	(130,941)	(338,100)	(2,958,600)	(8,231,135)
Net increase (decrease)	116,989	(52,254)	$ 2,695,187	$ (1,397,911)
Worldwide
Shares sold	10,346,856	11,485,871	$ 242,784,559	$ 284,805,787
Reinvestment of distributions	6,500,654	4,935,503	148,214,908	116,724,635
Shares redeemed	(11,769,221)	(12,442,606)	(274,209,696)	(307,898,131)
Net increase (decrease)	5,078,289	3,978,768	$ 116,789,771	$ 93,632,291
Class I
Shares sold	842,969	1,351,408	$ 19,464,651	$ 33,384,372
Reinvestment of distributions	64,929	32,218	1,473,244	758,744
Shares redeemed	(584,975)	(1,033,793)	(13,709,229)	(24,699,926)
Net increase (decrease)	322,923	349,833	$ 7,228,666	$ 9,443,190

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.109	$0.75

Class I designates 15% of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 44% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $56,813,003, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Worldwide Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Worldwide Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management (U.K.) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)

AWLDI-UANN-1215
1.883436.106

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Diversified International
Fund -

Class K

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	3.40%	6.51%	4.96%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund - Class K on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Fidelity Diversified International Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Bower: For the year, the fund's share classes substantially outpaced the 0.08% result of the MSCI EAFE Index. Both stock selection and sector allocation helped the fund's outperformance. Stock picks in the financials sector proved particularly beneficial, as did an underweighting in energy and an overweighting in technology. Positioning in the telecommunication services and industrials sectors were the only overall sector negatives. Geographically, picks in Europe and the U.K. helped most, along with positioning in Asia-Pacific ex Japan. An underweighting in Japan and unfavorable stock selection in out-of-index emerging markets detracted most. Relative results also were hurt by a fair-value pricing adjustment of 0.67 percentage points. Among individual stocks, an overweighting in multinational cable and telecom provider Altice was net positive overall. After a strong run-up during the period, Altice changed its corporate structure and split its stock into two newly formed share classes, both of which declined in value. Avoiding energy giant Royal Dutch Shell helped meaningfully, as did overweighting ORIX and non-index Alimentation Couche-Tard; gaming stocks Sands China and Melco Crown Entertainment detracted. We reduced or eliminated all holdings mentioned.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Diversified International	1.00%
Actual		$ 1,000.00	$ 962.40	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class K	.88%
Actual		$ 1,000.00	$ 963.10	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.1	94.7
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.8	5.2
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.8
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
Sanofi SA (France, Pharmaceuticals)	1.5	1.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5	1.3
AIA Group Ltd. (Hong Kong, Insurance)	1.5	1.5
Lloyds Banking Group PLC (United Kingdom, Banks)	1.4	1.3
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.4	1.3
Fresenius SE & Co. KGaA (Germany, Health Care Providers & Services)	1.3	0.9
	15.4
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	21.5
Health Care	17.5	16.0
Consumer Discretionary	16.5	17.4
Consumer Staples	12.3	10.9
Information Technology	11.9	12.4
Industrials	6.2	6.8
Materials	3.7	3.9
Telecommunication Services	2.7	3.1
Energy	2.6	2.5

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
Australia - 0.9%
Ansell Ltd.	3,024,615	$ 43,040,209
Australia & New Zealand Banking Group Ltd.	7,559,079	146,194,904
CSL Ltd.	287,094	19,083,226
TOTAL AUSTRALIA		208,318,339
Austria - 0.1%
Andritz AG	609,000	30,671,658
Bailiwick of Jersey - 2.2%
Shire PLC	3,131,500	237,151,243
Wolseley PLC	2,800,938	164,446,792
WPP PLC	5,374,909	120,488,435
TOTAL BAILIWICK OF JERSEY		522,086,470
Belgium - 2.5%
Anheuser-Busch InBev SA NV	3,196,530	381,424,672
Fagron NV (e)	604,100	14,843,751
KBC Groep NV	3,157,026	192,327,949
TOTAL BELGIUM		588,596,372
Canada - 3.2%
Agrium, Inc.	537,000	49,958,741
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	5,108,581	219,759,622
CGI Group, Inc. Class A (sub. vtg.) (a)	3,764,400	139,826,329
Constellation Software, Inc.	69,438	30,003,418
Entertainment One Ltd.	3,565,177	12,074,881
Fairfax India Holdings Corp. (a)(f)	6,119,300	64,252,650
Imperial Oil Ltd.	1,275,400	42,438,555
Keyera Corp. (e)	1,204,000	37,153,105
PrairieSky Royalty Ltd. (e)	460,600	9,063,351
Suncor Energy, Inc.	3,193,100	95,016,458
Tourmaline Oil Corp. (a)	2,050,200	42,662,850
TOTAL CANADA		742,209,960
Cayman Islands - 1.6%
58.com, Inc. ADR (a)	72,500	3,805,525
Alibaba Group Holding Ltd. sponsored ADR (a)	1,728,100	144,866,623
Baidu.com, Inc. sponsored ADR (a)	413,100	77,443,857
China Modern Dairy Holdings Ltd. (e)	70,553,000	21,222,341
PW Medtech Group Ltd. (a)(e)	61,185,000	12,789,655
Regina Miracle International Holdings Ltd.	22,886,171	20,751,219
Sands China Ltd.	12,719,200	45,801,268
Vipshop Holdings Ltd. ADR (a)	1,776,500	36,453,780
TOTAL CAYMAN ISLANDS		363,134,268
China - 0.8%
Inner Mongoli Yili Industries Co. Ltd.	11,394,400	28,661,269
Kweichow Moutai Co. Ltd.	2,230,910	75,323,968

	Shares	Value
Qingdao Haier Co. Ltd.	45,397,678	$ 69,111,474
Weifu High-Technology Co. Ltd. (B Shares)	2,589,429	6,601,960
TOTAL CHINA		179,698,671
Curacao - 0.4%
Schlumberger Ltd.	1,083,125	84,657,050
Denmark - 2.5%
Genmab A/S (a)	1,327,076	130,900,624
Novo Nordisk A/S Series B	8,487,595	450,721,029
TOTAL DENMARK		581,621,653
Finland - 0.3%
Sampo Oyj (A Shares)	1,361,700	66,604,058
France - 4.1%
Accor SA	1,006,682	50,080,583
Air Liquide SA	738,870	95,793,561
AXA SA	5,697,200	152,047,520
BNP Paribas SA	618,976	37,613,103
Capgemini SA	561,684	50,048,650
Danone SA	1,045,534	72,664,648
Publicis Groupe SA	1,263,216	82,039,978
Sanofi SA	3,463,972	349,431,159
VINCI SA	526,800	35,557,165
Zodiac Aerospace	651,900	16,487,822
TOTAL FRANCE		941,764,189
Germany - 7.1%
adidas AG	978,500	87,691,684
Bayer AG	2,622,562	349,961,301
Brenntag AG	884,700	53,458,676
Continental AG	534,600	128,567,801
Deutsche Boerse AG	596,200	54,907,449
Deutsche Post AG	1,567,903	46,576,694
Fresenius SE & Co. KGaA	4,085,300	300,197,623
KION Group AG	1,308,200	58,995,433
Linde AG	115,329	20,006,097
OSRAM Licht AG	2,540,151	149,468,254
ProSiebenSat.1 Media AG	2,928,790	158,423,474
SAP AG	1,848,736	145,745,275
Symrise AG	1,277,200	84,127,931
TOTAL GERMANY		1,638,127,692
Hong Kong - 1.9%
AIA Group Ltd.	57,607,000	337,768,924
China Resources Beer Holdings Co. Ltd.	15,656,000	29,561,193
Hang Seng Bank Ltd.	1,625,600	29,823,000
Techtronic Industries Co. Ltd.	10,755,000	39,316,811
TOTAL HONG KONG		436,469,928
India - 3.1%
Apollo Hospitals Enterprise Ltd. (a)	1,846,897	37,027,634
Axis Bank Ltd. (a)	7,605,606	55,083,506
Common Stocks - continued
	Shares	Value
India - continued
Bharti Infratel Ltd. (a)	14,300,000	$ 84,932,273
HCL Technologies Ltd.	2,906,934	38,691,973
HDFC Bank Ltd. (a)	10,285,876	206,300,447
Housing Development Finance Corp. Ltd.	8,291,778	158,829,754
ITC Ltd.	15,650,924	79,928,304
Just Dial Ltd. (a)	2,312,261	28,285,400
LIC Housing Finance Ltd. (a)	3,164,765	23,107,548
TOTAL INDIA		712,186,839
Indonesia - 0.4%
PT Bank Central Asia Tbk	53,768,600	50,511,688
PT Bank Rakyat Indonesia Tbk	71,464,200	54,695,560
TOTAL INDONESIA		105,207,248
Ireland - 3.3%
Allergan PLC (a)	747,200	230,488,784
DCC PLC (United Kingdom)	835,189	67,015,799
Greencore Group PLC	11,534,700	53,701,318
Horizon Pharma PLC (a)	2,241,000	35,228,520
Kerry Group PLC Class A	1,118,900	90,987,960
Medtronic PLC	1,406,500	103,968,480
Ryanair Holdings PLC sponsored ADR	2,245,132	175,546,871
TOTAL IRELAND		756,937,732
Isle of Man - 0.5%
Optimal Payments PLC (a)	11,863,133	55,596,146
Playtech Ltd.	4,732,553	62,451,224
TOTAL ISLE OF MAN		118,047,370
Israel - 1.6%
Check Point Software Technologies Ltd. (a)	1,476,100	125,379,934
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,082,400	241,637,256
TOTAL ISRAEL		367,017,190
Italy - 1.1%
Intesa Sanpaolo SpA	43,049,100	149,969,770
Mediaset SpA	9,817,000	49,874,120
World Duty Free SpA (a)	5,022,605	56,667,084
TOTAL ITALY		256,510,974
Japan - 14.6%
Astellas Pharma, Inc.	16,219,600	235,419,056
Dentsu, Inc.	1,884,200	105,926,215
Don Quijote Holdings Co. Ltd.	2,050,100	75,308,719
Fast Retailing Co. Ltd.	252,400	92,197,281
Glory Ltd.	1,193,200	30,187,154
Hoya Corp.	8,201,700	338,457,726
Japan Exchange Group, Inc.	7,812,800	125,715,483
Japan Tobacco, Inc.	5,550,900	192,126,578
KDDI Corp.	7,572,800	183,249,148
Keyence Corp.	464,310	241,723,732
Minebea Ltd.	1,504,000	16,564,762

	Shares	Value
Misumi Group, Inc.	1,258,200	$ 16,384,409
Mitsubishi UFJ Financial Group, Inc.	48,663,700	314,734,160
NGK Spark Plug Co. Ltd.	1,693,900	41,339,685
Nitori Holdings Co. Ltd.	902,700	70,391,580
Olympus Corp.	1,554,500	52,435,352
OMRON Corp.	362,400	12,000,101
ORIX Corp.	29,134,700	425,476,776
Rakuten, Inc.	14,948,100	207,078,877
Seven & i Holdings Co. Ltd.	1,572,800	71,444,151
SHIMANO, Inc.	647,700	102,057,174
Shinsei Bank Ltd.	27,126,000	56,877,072
SoftBank Corp.	2,709,200	151,790,821
Sundrug Co. Ltd.	1,700	89,555
Suzuki Motor Corp.	2,021,900	66,204,002
TDK Corp.	631,800	40,243,407
Tsuruha Holdings, Inc.	1,486,000	117,726,942
Welcia Holdings Co. Ltd.	212,400	10,468,184
TOTAL JAPAN		3,393,618,102
Korea (South) - 0.2%
Orion Corp.	70,722	59,463,044
Luxembourg - 0.3%
Eurofins Scientific SA	176,300	63,831,136
Netherlands - 3.8%
AEGON NV	7,693,300	47,209,662
AerCap Holdings NV (a)	1,133,100	47,023,650
Altice NV:
Class A (a)	6,529,288	113,083,922
Class B (a)	2,730,095	48,484,706
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (g)	1,832,000	5,000,631
IMCD Group BV	1,643,947	61,500,210
ING Groep NV (Certificaten Van Aandelen)	10,680,600	155,444,039
NXP Semiconductors NV (a)	249,000	19,509,150
RELX NV	7,826,258	133,825,548
Unilever NV (Certificaten Van Aandelen) (Bearer) (e)	5,838,957	264,023,668
TOTAL NETHERLANDS		895,105,186
Philippines - 0.3%
Alliance Global Group, Inc.	154,565,556	60,052,785
Singapore - 0.4%
Avago Technologies Ltd.	194,000	23,887,220
United Overseas Bank Ltd.	5,209,800	75,650,400
TOTAL SINGAPORE		99,537,620
South Africa - 1.0%
Naspers Ltd. Class N	1,547,099	226,603,777
Spain - 2.0%
Amadeus IT Holding SA Class A	3,270,600	139,400,932
Common Stocks - continued
	Shares	Value
Spain - continued
Hispania Activos Inmobiliarios SA (a)	2,523,300	$ 38,014,032
Inditex SA (e)	7,863,133	294,895,505
TOTAL SPAIN		472,310,469
Sweden - 2.5%
ASSA ABLOY AB (B Shares)	3,384,800	67,334,101
Coor Service Management Holding AB (a)(f)	5,391,800	22,025,249
HEXPOL AB (B Shares)	1,892,500	18,429,810
Nordea Bank AB	13,113,000	145,042,576
Sandvik AB	3,161,800	29,569,420
Svenska Cellulosa AB (SCA) (B Shares)	7,015,100	206,622,619
Svenska Handelsbanken AB (A Shares)	6,870,100	93,306,127
TOTAL SWEDEN		582,329,902
Switzerland - 4.8%
Actelion Ltd.	687,618	95,582,693
Compagnie Financiere Richemont SA Series A	1,099,041	94,240,094
Credit Suisse Group AG (i)(k)	3,341,579	76,909,224
GAM Holding Ltd.	1,014,729	18,581,208
Roche Holding AG (participation certificate)	930,155	252,536,024
Sika AG (Bearer)	28,055	92,073,873
Syngenta AG (Switzerland)	766,094	257,384,930
UBS Group AG	11,242,037	224,965,847
TOTAL SWITZERLAND		1,112,273,893
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (e)	10,684,600	234,633,816
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	9,800,300	47,406,813
United Kingdom - 18.7%
AA PLC	6,014,148	25,672,536
Al Noor Hospitals Group PLC	3,200,000	58,013,491
Associated British Foods PLC	2,136,700	113,805,514
B&M European Value Retail S.A.	23,937,085	123,029,302
Barclays PLC	27,828,577	99,147,147
BG Group PLC	12,093,502	191,059,636
British American Tobacco PLC sponsored ADR	1,225,500	144,731,550
British Land Co. PLC	2,014,373	27,032,136
BT Group PLC	24,938,200	178,096,609
Bunzl PLC	1,791,870	51,352,027
Capita Group PLC	3,237,400	63,632,392
Compass Group PLC	6,370,076	109,507,373
Essentra PLC (f)	13,598,912	176,517,577
Exova Group Ltd. PLC	6,184,917	14,182,819
Hikma Pharmaceuticals PLC	2,532,416	84,481,965
Howden Joinery Group PLC	1,009,100	7,211,894
HSBC Holdings PLC sponsored ADR	1,866,057	72,906,847

	Shares	Value
IMI PLC	2,224,835	$ 32,686,048
Imperial Tobacco Group PLC	2,488,509	134,231,629
Indivior PLC	10,590,500	33,566,903
ITV PLC	42,625,000	165,853,807
Johnson Matthey PLC	1,374,982	54,793,528
JUST EAT Ltd. (a)	2,063,000	13,548,167
Liberty Global PLC:
Class A (a)	1,721,700	76,650,084
Class C (a)	735,800	31,374,512
LiLAC Class A (a)	71,805	2,773,109
LiLAC Class C (a)	29,175	1,127,906
Lloyds Banking Group PLC	294,032,700	333,730,707
London Stock Exchange Group PLC	2,344,300	91,975,610
Meggitt PLC	5,312,395	28,958,384
Melrose PLC	7,411,600	30,415,273
Micro Focus International PLC	3,545,400	68,647,793
Next PLC	1,988,700	245,262,393
Poundland Group PLC (f)	14,317,039	60,695,655
Prudential PLC	12,687,353	296,332,102
Reckitt Benckiser Group PLC	2,328,687	227,257,771
Rolls-Royce Group PLC	7,356,000	77,786,144
Royal Bank of Scotland Group PLC (a)	8,068,500	39,427,912
SABMiller PLC	2,190,400	134,899,989
Schroders PLC	1,549,100	71,236,801
Sophos Group PLC (a)	8,983,317	35,604,960
Spectris PLC	1,779,700	45,735,571
Sports Direct International PLC (a)	5,553,400	59,671,016
St. James's Place Capital PLC	13,187,100	196,075,456
The Restaurant Group PLC	1,610,000	17,795,768
Virgin Money Holdings Uk PLC	11,866,782	70,943,477
Whitbread PLC	1,629,338	124,735,365
TOTAL UNITED KINGDOM		4,344,174,655
United States of America - 7.2%
Alliance Data Systems Corp. (a)	250,400	74,446,424
Alphabet, Inc.:
Class A (a)	127,005	93,652,217
Class C	243,403	173,013,286
Amgen, Inc.	540,300	85,464,654
Baxalta, Inc.	1,852,100	63,823,366
Celgene Corp. (a)	552,500	67,797,275
Celldex Therapeutics, Inc. (a)	283,613	3,420,373
Cognizant Technology Solutions Corp. Class A (a)	512,400	34,899,564
Fidelity National Information Services, Inc.	1,229,200	89,633,264
HP, Inc.	2,098,400	56,572,864
Las Vegas Sands Corp.	2,052,400	101,614,324
MasterCard, Inc. Class A	1,564,800	154,899,552
McGraw Hill Financial, Inc.	2,124,000	196,767,360
Noble Energy, Inc.	1,076,456	38,580,183
Oceaneering International, Inc.	1,121,100	47,108,622
Common Stocks - continued
	Shares	Value
United States of America - continued
QUALCOMM, Inc.	1,380,000	$ 81,999,600
The Blackstone Group LP	2,148,749	71,037,642
Visa, Inc. Class A	2,122,600	164,671,308
Western Digital Corp.	928,700	62,055,734
TOTAL UNITED STATES OF AMERICA		1,661,457,612
TOTAL COMMON STOCKS (Cost $17,320,452,613)		21,952,666,471
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(k)	770,400	382,350
Series D (a)(k)	250,743	124,444
TOTAL UNITED STATES OF AMERICA		506,794
Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.1%
Itau Unibanco Holding SA	3,525,000	24,194,358
Germany - 0.9%
Henkel AG & Co. KGaA	1,857,300	201,582,900
United Kingdom - 0.0%
Rolls-Royce Group PLC	681,901,200	1,051,219
TOTAL NONCONVERTIBLE PREFERRED STOCKS		226,828,477
TOTAL PREFERRED STOCKS (Cost $209,717,297)		227,335,271
Government Obligations - 0.0%
		Principal Amount (d)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (j) (Cost $1,189,947)		$ 1,190,000	1,189,969
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $30,791,903)	EUR	20,050,000	23,836,319
Money Market Funds - 7.1%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	1,099,821,496	$ 1,099,821,496
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	542,121,720	542,121,720
TOTAL MONEY MARKET FUNDS (Cost $1,641,943,216)		1,641,943,216
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $19,204,094,976)		23,846,971,246
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(643,448,459)
NET ASSETS - 100%		$ 23,203,522,787
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,256 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	$ 118,786,200	$ 5,685,967
The face value of futures purchased as a percentage of net assets is 0.5%
Currency Abbreviations
EUR	-	European Monetary Unit
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,836,950 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,189,969.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $77,416,017 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 79,233,855
NJOY, Inc. Series C	6/7/13	$ 6,227,143
NJOY, Inc. Series D	2/14/14	$ 4,244,101
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,723,710
Fidelity Securities Lending Cash Central Fund	6,432,430
Total	$ 8,156,140
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Coor Service Management Holding AB	$ -	$ 26,080,775	$ 1,058,161	$ -	$ 22,025,249
Essentra PLC	116,251,659	53,172,556	17,772,644	3,553,157	176,517,577
Fairfax India Holdings Corp.	-	61,051,750	3,463,820	-	64,252,650
Poundland Group PLC	23,134,695	52,686,198	3,396,230	716,668	60,695,655
Total	$ 139,386,354	$ 192,991,279	$ 25,690,855	$ 4,269,825	$ 323,491,131

* Includes the value of securities delivered through in-kind transactions, if applicable.

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,763,390,939	$ 2,408,870,294	$ 1,284,902,377	$ 69,618,268
Consumer Staples	2,931,709,389	1,417,187,194	1,514,522,195	-
Energy	587,739,810	396,680,174	191,059,636	-
Financials	5,221,179,435	1,969,892,368	3,251,287,067	-
Health Care	3,991,300,508	1,663,010,572	2,328,289,936	-
Industrials	1,474,603,746	995,270,905	479,332,841	-
Information Technology	2,762,923,016	2,256,233,128	506,689,888	-
Materials	849,086,048	591,701,118	257,384,930	-
Telecommunication Services	598,068,851	-	598,068,851	-
Government Obligations	1,189,969	-	1,189,969	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Preferred Securities	$ 23,836,319	$ -	$ 23,836,319	$ -
Money Market Funds	1,641,943,216	1,641,943,216	-	-
Total Investments in Securities:	$ 23,846,971,246	$ 13,340,788,969	$ 10,436,564,009	$ 69,618,268
Derivative Instruments:
Assets
Futures Contracts	$ 5,685,967	$ 5,685,967	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,352,315,213
Level 2 to Level 1	$ 361,077,793
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,685,967	$ -
Total Value of Derivatives	$ 5,685,967	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $517,082,433) - See accompanying schedule: Unaffiliated issuers (cost $17,262,170,709)	$ 21,881,536,899
Fidelity Central Funds (cost $1,641,943,216)	1,641,943,216
Other affiliated issuers (cost $299,981,051)	323,491,131
Total Investments (cost $19,204,094,976)		$ 23,846,971,246
Segregated cash with brokers for derivative instruments		5,777,608
Foreign currency held at value (cost $1,034,553)		1,034,553
Receivable for investments sold		133,665,255
Receivable for fund shares sold		23,218,486
Dividends receivable		63,548,553
Distributions receivable from Fidelity Central Funds		436,219
Prepaid expenses		67,058
Other receivables		2,131,755
Total assets		24,076,850,733
Liabilities
Payable for investments purchased
Regular delivery	$ 42,014,904
Delayed delivery	79,233,855
Payable for fund shares redeemed	188,550,552
Accrued management fee	16,071,876
Payable for daily variation margin for derivative instruments	659,400
Other affiliated payables	2,453,007
Other payables and accrued expenses	2,222,632
Collateral on securities loaned, at value	542,121,720
Total liabilities		873,327,946
Net Assets		$ 23,203,522,787
Net Assets consist of:
Paid in capital		$ 18,452,957,791
Undistributed net investment income		210,045,135
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(108,242,631)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,648,762,492
Net Assets		$ 23,203,522,787
Diversified International: Net Asset Value, offering price and redemption price per share ($13,059,982,510 ÷ 362,042,441 shares)		$ 36.07

Class K: Net Asset Value, offering price and redemption price per share ($10,143,540,277 ÷ 281,438,556 shares)		$ 36.04

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends (including $4,269,825 earned from other affiliated issuers)		$ 515,415,588
Interest		218,009
Income from Fidelity Central Funds		8,156,140
Income before foreign taxes withheld		523,789,737
Less foreign taxes withheld		(36,912,619)
Total income		486,877,118

Expenses
Management fee
Basic fee	$ 166,556,019
Performance adjustment	31,158,932
Transfer agent fees	29,291,955
Accounting and security lending fees	2,416,474
Custodian fees and expenses	2,585,782
Independent trustees' compensation	106,747
Depreciation in deferred trustee compensation account	(8)
Registration fees	201,368
Audit	219,242
Legal	68,154
Miscellaneous	213,227
Total expenses before reductions	232,817,892
Expense reductions	(1,591,353)	231,226,539
Net investment income (loss)		255,650,579
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	528,947,721
Other affiliated issuers	6,394,960
Foreign currency transactions	(2,097,756)
Futures contracts	(6,970,777)
Total net realized gain (loss)		526,274,148
Change in net unrealized appreciation (depreciation) on: Investment securities	52,378,652
Assets and liabilities in foreign currencies	1,661,820
Futures contracts	5,685,967
Total change in net unrealized appreciation (depreciation)		59,726,439
Net gain (loss)		586,000,587
Net increase (decrease) in net assets resulting from operations		$ 841,651,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 255,650,579	$ 447,924,506
Net realized gain (loss)	526,274,148	2,252,453,091
Change in net unrealized appreciation (depreciation)	59,726,439	(2,019,550,205)
Net increase (decrease) in net assets resulting from operations	841,651,166	680,827,392
Distributions to shareholders from net investment income	(285,525,428)	(245,684,040)
Distributions to shareholders from net realized gain	(625,108,082)	(169,078,602)
Total distributions	(910,633,510)	(414,762,642)
Share transactions - net increase (decrease)	(1,643,491,859)	(1,324,765,796)
Redemption fees	259,689	253,426
Total increase (decrease) in net assets	(1,712,214,514)	(1,058,447,620)

Net Assets
Beginning of period	24,915,737,301	25,974,184,921
End of period (including undistributed net investment income of $210,045,135 and undistributed net investment income of $275,548,675, respectively)	$ 23,203,522,787	$ 24,915,737,301

Financial Highlights - Fidelity Diversified International Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 36.22	$ 35.89	$ 29.07	$ 27.49	$ 29.49
Income from Investment Operations
Net investment income (loss) B	.36	.60E	.44	.42	.53F
Net realized and unrealized gain (loss)	.80	.28	6.90	1.65	(1.99)
Total from investment operations	1.16	.88	7.34	2.07	(1.46)
Distributions from net investment income	(.40)	(.32)	(.46)	(.49)	(.46)
Distributions from net realized gain	(.92)	(.23)	(.07)	-	(.08)
Total distributions	(1.31) K	(.55)	(.52) J	(.49)	(.54)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 36.07	$ 36.22	$ 35.89	$ 29.07	$ 27.49
Total ReturnA	3.29%	2.48%	25.66%	7.72%	(5.07)%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.00%	.93%	.94%	1.01%	.90%
Expenses net of fee waivers, if any	.99%	.93%	.94%	1.01%	.89%
Expenses net of all reductions	.99%	.92%	.92%	.99%	.87%
Net investment income (loss)	.98%	1.65%E	1.38%	1.53%	1.78%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,059,983	$ 13,781,306	$ 14,432,586	$ 13,269,769	$ 17,285,369
Portfolio turnover rateD	31%I	39%I	52%	35%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.52 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $.068 per share.

K Total distributions of $1.31 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $.917 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Diversified International Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 36.20	$ 35.87	$ 29.06	$ 27.51	$ 29.51
Income from Investment Operations
Net investment income (loss) B	.40	.65E	.49	.47	.58F
Net realized and unrealized gain (loss)	.80	.28	6.90	1.63	(1.97)
Total from investment operations	1.20	.93	7.39	2.10	(1.39)
Distributions from net investment income	(.45)	(.37)	(.51)	(.55)	(.53)
Distributions from net realized gain	(.92)	(.23)	(.07)	-	(.08)
Total distributions	(1.36) J	(.60)	(.58)	(.55)	(.61)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 36.04	$ 36.20	$ 35.87	$ 29.06	$ 27.51
Total ReturnA	3.40%	2.63%	25.86%	7.86%	(4.87)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.87%	.80%	.80%	.84%	.73%
Expenses net of fee waivers, if any	.87%	.80%	.80%	.84%	.72%
Expenses net of all reductions	.86%	.79%	.78%	.83%	.70%
Net investment income (loss)	1.10%	1.78%E	1.52%	1.70%	1.95%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,143,540	$ 11,134,431	$ 11,541,599	$ 8,885,304	$ 8,115,192
Portfolio turnover rateD	31%I	39%I	52%	35%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $1.36 per share is comprised of distributions from net investment income of $.446 and distributions from net realized gain of $.917 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,256,807,665
Gross unrealized depreciation	(803,260,628)
Net unrealized appreciation (depreciation) on securities	$ 4,453,547,037
Tax Cost	$ 19,393,424,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 217,317,781
Undistributed long-term capital gain	$ 80,839,869
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,453,716,847

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 285,525,428	$ 414,762,642
Long-term Capital Gains	625,108,082	-
Total	$ 910,633,510	$ 414,762,642

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(6,970,777) and a change in net unrealized appreciation (depreciation) of $5,685,967 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,324,295,530 and $8,456,302,994, respectively.

Redemptions In-Kind. During the period, 38,482,360 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest with a value of $1,420,531,036. The net realized gain of $459,567,220 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$ 24,170,221.17
Class K	5,121,734.05
	$ 29,291,955

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,615 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $70,145.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35,666 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,432,430, including $24,297 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,132,100 for the period. In

Annual Report

9. Expense Reductions - continued

addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $103,056 and a portion of class-level operating expenses as follows:

Amount
Diversified International	$ 356,075

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Diversified International	$ 149,948,658	$ 126,517,539
Class K	135,576,770	119,166,501
Total	$ 285,525,428	$ 245,684,040
From net realized gain
Diversified International	$ 346,354,986	$ 93,097,870
Class K	278,753,096	75,980,732
Total	$ 625,108,082	$ 169,078,602

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Diversified International
Shares sold	68,897,294	63,463,792	$ 2,502,582,724	$ 2,320,618,859
Reinvestment of distributions	13,245,636	5,837,698	468,498,147	207,822,041
Shares redeemed	(100,568,411) A	(90,929,350)	(3,650,099,531) A	(3,326,061,359)
Net increase (decrease)	(18,425,481)	(21,627,860)	$ (679,018,660)	$ (797,620,459)
Class K
Shares sold	62,832,809	73,871,959	$ 2,295,823,882	$ 2,700,737,555
Reinvestment of distributions	11,737,390	5,492,463	414,329,866	195,147,232
Shares redeemed	(100,745,655) A	(93,499,195) B	(3,674,626,947) A	(3,423,030,124) B
Net increase (decrease)	(26,175,456)	(14,134,773)	$ (964,473,199)	$ (527,145,337)

A Amount includes in-kind redemptions (see Note:5 Redemptions In-Kind).

B Amount includes in-kind redemptions.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/07/15	12/04/15	$0.360	$0.163

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $81,245,240, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 7% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/08/14	$0.4809	$0.0349

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Diversified International Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
FMR Investment Management (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

DIF-K-UANN-1215
1.863004.107

Item 2. Code of Ethics

As of the end of the period, October 31, 2015, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$128,000	$-	$7,200	$6,000
Fidelity International Capital Appreciation Fund	$53,000	$-	$7,400	$900
Fidelity Worldwide Fund	$51,000	$-	$6,500	$1,000

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$93,000	$-	$6,900	$6,100
Fidelity International Capital Appreciation Fund	$50,000	$-	$6,900	$800
Fidelity Worldwide Fund	$49,000	$-	$6,000	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Overseas Fund (the "Fund"):

Services Billed by PwC

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$69,000	$-	$17,300	$3,100

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$66,000	$-	$7,100	$2,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$-	$150,000
Tax Fees	$10,000	$-
All Other Fees	$60,000	$590,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$3,465,000	$4,430,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2015 A	October 31, 2014 A
PwC	$4,785,000	$5,650,000
Deloitte Entities	$200,000	$1,855,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2015